As filed with the Securities and Exchange Commission on December 28, 2005

Securities Act Registration No. 333-129767
Investment Company Registration No. 811-21835

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. 1
Post-Effective Amendment No.
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 1

BlackRock Long-Term Municipal Advantage Trust

(Exact Name of Registrant As Specified In Declaration of Trust)

100 Bellevue Parkway
Wilmington, Delaware 19809

(Address of Principal Executive Offices)

(800) 882-0052

(Registrant's Telephone Number, Including Area Code)

Robert S. Kapito, President
BlackRock Long-Term Municipal Advantage Trust
40 East 52nd Street
New York, New York 10022

(Name and Address of Agent for Service)

Copies to:

Michael K. Hoffman, Esq. Skadden, Arps, Slate, Meagher & Flom LLP Four Times Square New York, New York 10036	Leonard B. Mackey, Jr., Esq. Clifford Chance US LLP 31 West 52nd Street New York, NY 10019

Approximate Date of Proposed Public Offering:    As soon as practicable after the effective date of this Registration Statement.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Common Shares, $.001 par value	100,000 shares	$15.00	$1,500,000(1)	$176.55

(1)	Estimated solely for the purpose of calculating the registration fee. Previously paid.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

BlackRock Long-Term Municipal Advantage Trust

CROSS REFERENCE SHEET

Part A—Prospectus

Items in Part A of Form N		Location in Prospectus
Item 1.	Outside Front Cover	Cover Page
Item 2.	Cover Pages; Other Offering Information	Cover Page
Item 3.	Fee Table and Synopsis	Prospectus Summary; Summary of Trust Expenses
Item 4.	Financial Highlights	Not Applicable
Item 5.	Plan of Distribution	Cover Page; Prospectus Summary; Underwriting
Item 6.	Selling Shareholders	Not Applicable
Item 7.	Use of Proceeds	Use of Proceeds; The Trust’s Investments
Item 8.	General Description of the Registrant	The Trust; The Trust’s Investments; Risks; Description of Shares; Anti-Takeover Provisions in the Amended and Restated Agreement and Declaration of Trust; Closed-End Trust Structure;
Item 9.	Management	Management of the Trust; Custodian and Transfer Agent; Summary of Trust Expenses
Item 10.	Capital Stock, Long-Term Debt, and Other Securities	Description of Shares; Distributions; Dividend Reinvestment Plan; Anti-Takeover Provisions in the Amended and Restated Agreement and Declaration of Trust; Tax Matters
Item 11.	Defaults and Arrears on Senior Securities	Not Applicable
Item 12.	Legal Proceedings	Legal Opinions
Item 13.	Table of Contents of the Statement of Additional Information	Table of Contents for the Statement of Additional Information

Part B—Statement of Additional Information

Item 14.	Cover Page	Cover Page
Item 15.	Table of Contents	Cover Page
Item 16.	General Information and History	Not Applicable
Item 17.	Investment Objective and Policies	Investment Objective and Policies; Investment Policies and Techniques; Other Investment Policies and Techniques; Portfolio Transactions and Brokerage
Item 18.	Management	Management of the Trust; Portfolio Transactions and Brokerage
Item 19.	Control Persons and Principal Holders of Securities	Not Applicable
Item 20.	Investment Advisory and Other Services	Management of the Trust; Experts
Item 21.	Portfolio Managers	Management of the Trust
Item 22.	Brokerage Allocation and Other Practices	Portfolio Transactions and Brokerage
Item 23.	Tax Status	Tax Matters
Item 24.	Financial Statements	Financial Statements; Independent Auditors’ Report

Part C—Other Information

Items 25-34 have been answered in Part C of this Registration Statement

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion

Preliminary Prospectus dated December 28, 2005

P  R  O  S  P  E  C  T  U  S

                     Shares

BlackRock Long-Term Municipal Advantage Trust

Common Shares
$15.00 per Share

Investment Objective.    BlackRock Long-Term Municipal Advantage Trust (the ‘‘Trust’’) is a newly organized, non-diversified, closed-end management investment company. The Trust's investment objective is to provide current income exempt from regular Federal income tax. The Trust cannot ensure that it will achieve its investment objective.

No Prior History.    Because the Trust is newly organized, its shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. The Trust anticipates that its common shares will be listed on the New York Stock Exchange under the symbol ‘‘BTA.’’

(continued on next page)

Investing in the common shares involves certain risks. See ‘‘Risks’’ on page 26 of this prospectus.

	Per Share	Total(1)
Public offering price	$15.00	$
Sales load(2)	$.675	$
Estimated offering expenses(3)	$.03	$
Proceeds, after expenses, to the Trust(4)	$14.295	$

(1)	The Trust has granted the underwriters an option to purchase up to additional common shares at the price to public, less the sales load, within 45 days of the date of this prospectus solely to cover overallotments, if any. If such option is exercised in full, the public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Trust will be $ , $ , $ and $ , respectively. See ‘‘Underwriting.’’

(2)	BlackRock Advisors, Inc. has agreed to pay from its own assets additional compensation to Merrill Lynch, Pierce, Fenner & Smith Incorporated. BlackRock Advisors, Inc. may pay commissions to employees of its affiliates that participate in the marketing of the Trust's common shares. See ‘‘Underwriting.’’

(3)	The Trust will pay organizational and offering expenses of the Trust (other than the sales load) up to an aggregate of $.03 per share of the Trust’s common shares sold in this offering. This $.03 per common share amount includes a $.005 per common share partial reimbursement of expenses to the underwriters and may include a reimbursement of BlackRock Advisors, Inc.'s expenses incurred in connection with this offering. BlackRock Advisors, Inc. has agreed to pay such offering expenses of the Trust to the extent offering expenses (other than sales load) and organizational expenses exceed $.03 per share of the Trust’s common shares. The aggregate offering expenses (other than sales load) to be incurred by the Trust are estimated to be $1,140,832 (including amounts incurred by BlackRock Advisors, Inc. on behalf of the Trust).

(4)	The Trust will pay its organizational expenses out of its seed capital prior to completion of this offering.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The common shares will be ready for delivery on or about  , 2006.

Merrill Lynch & Co.

Advest, Inc.	BB&T Capital Markets	Robert W. Baird & Co.

Ferris, Baker Watts	J.J.B. Hilliard, W.L. Lyons, Inc.	Janney Montgomery Scott LLC
Incorporated

Ladenburg Thalmann & Co. Inc.	RBC Capital Markets	Stifel, Nicolaus & Company
Incorporated

Wedbush Morgan Securities Inc.

The date of this prospectus is             , 2006.

(continued from previous page)

Investment Advisor.    The Trust's investment advisor is BlackRock Advisors, Inc. (‘‘BlackRock Advisors’’ or the ‘‘Advisor’’) and the Trust's sub-advisor is BlackRock Financial Management, Inc. (‘‘BlackRock Financial Management’’ or the ‘‘Sub-Advisor’’). We sometimes refer to the Advisor and the Sub-Advisor as ‘‘BlackRock’’ or the ‘‘Advisors’’.

Investment Policies.    Under normal market conditions, the Trust will invest at least 80% of its total assets in municipal bonds, municipal securities and derivative instruments with exposure to such bonds or securities, in each case that are expected to pay interest or income that is exempt from regular Federal income tax (which, for purposes of this prospectus, does not include Federal alternative minimum tax, unless otherwise specified). BlackRock will not conduct its own analysis of the tax status of the interest or income paid by these instruments, but will rely on the opinion of counsel to the issuer of each such instrument. Substantially all of the municipal bonds owned by the Trust will be rated below investment grade; however, because the Trust will have economic exposure to additional municipal bonds through its ownership of residual interest tender option bonds, at least 50% of the Trust's economic exposure to investment securities will be to municipal bonds that at the time of investment are rated investment grade quality. Economic exposure to municipal bonds includes bonds owned by the Trust and bonds to which the Trust is exposed through the ownership of residual interest municipal tender option bonds. Investment grade quality bonds are bonds rated within the four highest grades (‘‘Baa’’ or ‘‘BBB’’ or better by Moody's Investors Service, Inc. (‘‘Moody's’’), Standard & Poor's Ratings Group (‘‘S&P’’) or Fitch IBCA, Inc. (‘‘Fitch’’)) or bonds that are unrated but judged to be of comparable quality by the Trust's Advisor or Sub-Advisor. Up to 50% of the Trust's economic exposure to investment securities may be to municipal bonds that at the time of investment are rated as low as ‘‘C’’ by Moody's, S&P or Fitch or bonds that are unrated but judged to be of comparable quality by the Trust's Advisor or Sub-Advisor. Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and are commonly referred to as ‘‘junk bonds.’’ Under normal market conditions, the Trust intends for its bond portfolio to consist primarily of long-term bonds. Under normal market conditions, the Trust's bond portfolio will have a dollar-weighted average maturity of greater than 10 years. The Trust initially expects to have a duration of 20 years or more. The Trust may invest up to 25% of its net assets in residual interest municipal tender option bonds, which are derivative interests in municipal bonds. The Trust may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Trust may invest directly and in tax-exempt preferred shares that pay dividends exempt from Federal income tax.

Leverage.    The Trust intends to use leverage to seek to achieve its investment objective. The Trust may use leverage by issuing preferred shares, by investing in derivative instruments with leverage embedded in them or by using a combination of these methods. If the Trust issues preferred shares, it is permitted to issue preferred shares up to 50% of the Trust's capital immediately after the issuance of the preferred shares, but the Trust may be limited by rating agency requirements to issuing Preferred Shares representing less than 50% of the Trust's capital. The earliest the Trust could issue preferred shares is one to three months after completion of this offering of common shares. If the Trust invests in derivative instruments with leverage embedded in them, the Trust may incur economic leverage up to 50% of its economic exposure to investment securities. The Trust's combined leverage through the issuance of preferred shares and investment in derivative instruments will not exceed 50% of its economic exposure to investment securities. The use of preferred shares and investment in derivative instruments with leverage embedded in them creates risks. The Trust's leveraging strategy may not be successful.

You should read this prospectus, which contains important information about the Trust, before deciding whether to invest in the common shares, and retain it for future reference. A Statement of Additional Information, dated  , 2006, containing additional information about the Trust, has been filed with the Securities and Exchange Commission and, as amended from time to time, is incorporated by reference in its entirety into this prospectus. You can review the table of contents of the Statement of Additional Information on page 47 of this prospectus. You may request a free copy

ii

of the Statement of Additional Information by calling (800) 882-0052 or by writing to the Trust, or obtain a copy (and other information regarding the Trust) from the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Securities and Exchange Commission charges a fee for copies. You can get the same information free from the Securities and Exchange Commission's web site (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Securities and Exchange Commission's Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549-0102. The Trust does not post a copy of the Statement of Additional Information on its web site because the Trust's common shares are not continuously offered, which means the Statement of Additional Information will not be updated after completion of this offering and the information contained in the Statement of Additional Information will become outdated. The Trust's annual and semi-annual reports, when produced, will be available at the Trust's web site (http://www.blackrock.com)

The Trust's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

iii

TABLE OF CONTENTS

Page

Prospectus Summary	1
Summary of Trust Expenses	16
The Trust	18
Use of Proceeds	18
The Trust's Investments	18
Leverage	24
Risks	26
How the Trust Manages Risk	30
Management of the Trust	31
Net Asset Value	34
Distributions	35
Dividend Reinvestment Plan	35
Description of Shares	37
Anti-Takeover Provisions in the Amended and Restated Agreement and Declaration of Trust	39
Closed-End Trust Structure	41
Repurchase of Common Shares	41
Tax Matters	42
Underwriting	44
Custodian and Transfer Agent	46
Legal Opinions	46
Privacy Principles of the Trust	46
Table of Contents for the Statement of Additional Information	47

You should rely only on the information contained or incorporated by reference in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date of this prospectus. Our business, financial condition and prospects may have changed since that date.

PROSPECTUS SUMMARY

This is only a summary of certain information contained in this prospectus relating to BlackRock Long-Term Municipal Advantage Trust. This summary may not contain all of the information that you should consider before investing in our common shares. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information.

The Trust	BlackRock Long-Term Municipal Advantage Trust is a newly organized, non-diversified, closed-end management investment company. Throughout the prospectus, we refer to BlackRock Long-Term Municipal Advantage Trust simply as the ‘‘Trust’’ or as ‘‘we,’’ ‘‘us’’ or ‘‘our.’’ See ‘‘The Trust.’’

The Offering	The Trust is offering common shares of beneficial interest at $15.00 per share through a group of underwriters (the ‘‘Underwriters’’) led by Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of Merrill Lynch & Co., Inc. The common shares of beneficial interest are called ‘‘common shares’’ in the rest of this prospectus. You must purchase at least 100 common shares ($1,500) in order to participate in this offering. The Trust has given the Underwriters an option to purchase up to additional common shares to cover orders in excess of common shares. BlackRock Advisors, Inc. (‘‘BlackRock Advisors’’ or the ‘‘Advisor’’) has agreed to pay offering costs (other than sales load) to the extent that offering costs (other than sales load) and organizational expenses exceed $.03 per common share. See ‘‘Underwriting.’’

Investment Objective	The Trust's investment objective is to provide current income exempt from regular Federal income tax. The Trust cannot ensure that it will achieve its investment objective.

Investment Policies	The Trust will invest primarily in municipal bonds, municipal securities and derivative instruments with exposure to such bonds and securities, in each case that are expected to pay interest or income that is exempt from regular Federal income tax. BlackRock will not conduct its own analysis of the tax status of the interest or income paid by these instruments, but will rely on the opinion of counsel to the issuer of each such instrument. The Trust will invest in municipal bonds that, in the opinion of BlackRock Advisors or BlackRock Financial Management, Inc. (‘‘BlackRock Financial Management’’ or the ‘‘Sub-Advisor’’) are underrated or undervalued. Underrated municipal bonds are those whose ratings do not, in the Advisor's or Sub-Advisor's opinion, reflect their true creditworthiness. Undervalued municipal bonds are bonds that, in the Advisor's or Sub-Advisor's opinion, are worth more than the value assigned to them in the marketplace.

Under normal market conditions, the Trust will invest at least 80% of its total assets in municipal bonds, municipal securities and derivative instruments with exposure to such bonds and securities, in each case that are expected to pay interest or income that is exempt from regular Federal income tax (which, for purposes of this prospectus, does not include regular Federal alternative minimum tax, unless otherwise specified). Substantially all of the municipal bonds owned by the Trust will be rated below investment grade; however, because the Trust will have economic exposure to additional municipal bonds through its ownership of residual interest tender option bonds, at least 50% of the Trust's economic exposure to investment securities will be to municipal bonds rated investment grade quality. As used in this prospectus, economic exposure to municipal bonds refers to bonds owned by the Trust and bonds to which the Trust is exposed through the ownership of residual interest tender option bonds. Investment grade quality bonds are bonds rated within the four highest grades (‘‘Baa’’ or ‘‘BBB’’ or better by Moody's, S&P or Fitch) or bonds that are unrated but judged to be of comparable quality by the Advisor or the Sub-Advisor. Up to 50% of the Trust's economic exposure to investment securities may be to municipal bonds that at the time of investment are rated as low as ‘‘C’’ by Moody's, S&P or Fitch or bonds that are unrated but judged to be of comparable quality by the Advisor or the Sub-Advisor. Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and are commonly referred to as ‘‘junk bonds.’’

Under normal market conditions, the Trust intends for its municipal bond portfolio to consist primarily of long-term bonds (meaning bonds with a maturity of 10 years or more). Under normal market conditions, the Trust's municipal bond portfolio will have a dollar-weighted average maturity of greater than 10 years. The Trust initially expects to have a duration of 20 years or more. In comparison to maturity (which is the date on which the issuer of a debt instrument is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average timing of the instrument's expected principal and interest payments. Duration differs from maturity in that it takes into account a security's yield, coupon payments and its principal payments in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration.

The Trust may invest up to 25% of its net assets in residual interest municipal tender option bonds. Residual interest municipal tender option bonds represent beneficial interests in a special purpose trust formed by a third party sponsor for the purpose of holding municipal bonds purchased from the Trust or from another third party. The special purpose trust typically sells two classes of beneficial interests: short-term floating rate interests, which are sold to third party investors, and residual interests, which the Trust would purchase. The short-term floating rate interests have first priority on the cash flow from the municipal bonds. The Trust is paid the residual cash flow from the special purpose trust. If the Trust is the initial seller of the municipal bonds to the special purpose trust, it receives the proceeds from the sale of the floating rate interests in the special purpose trust, less certain transaction costs. These proceeds generally would be used by the Trust to purchase additional municipal bonds or other investments permitted by the Trust's investment policies. If the Trust ever purchases all or a portion of the short-term floating rate securities sold by the special purpose trust, it may surrender those short-term floating rate securities together with a proportionate amount of residual interests to the trustee of the special purpose trust in exchange for a proportionate amount of the municipal bonds owned by the special purpose trust. In addition, all voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the special purpose trust are passed through to the Trust, as the holder of the residual interests. The Trust will recognize taxable capital gains (or losses) upon any sale of municipal bonds to a special purpose trust.

The Trust may invest in highly leveraged residual interest municipal tender option bonds. A residual interest municipal tender option bond generally is considered highly leveraged if the principal amount of the short-term floating rate interests issued by the related tender option bond trust exceeds 50% of the principal amount of the municipal bonds owned by the tender option bond trust. If the Trust invests in highly leveraged residual interest municipal tender option bonds, the Trust may lose money in excess of the amount of its investment, up to an amount equal to the value of the municipal bonds underlying the residual interest municipal tender option bonds. See ‘‘The Trust's Investments—Tender Option Bonds’’ for a description of this type of security.

The Trust may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Trust may invest directly and in tax-exempt preferred shares that pay dividends exempt from Federal income tax. See ‘‘The Trust's Investments.’’

Special Tax Considerations	The Trust has not established any limit on the percentage of its portfolio that may be invested in municipal bonds, municipal securities and derivative instruments with exposure to such bonds or securities, in each case that are subject to the alternative minimum tax provisions of Federal tax law, and the Trust expects that a portion of the interest or income it produces will be includable in alternative minimum taxable income. Exempt interest dividends are also likely to be subject to state and local income taxes. Distributions of any capital gain or other taxable income will be taxable to shareholders. The Trust may not be a suitable investment for investors subject to the Federal alternative minimum tax or who would become subject to such tax by investing in the Trust. See "Risks—Alternative Minimum Tax Risks" and ‘‘Tax Matters.’’

Leverage	The Trust intends to use leverage to seek to achieve its investment objective. The Trust may use leverage by issuing preferred shares of beneficial interest ("Preferred Shares"), by investing in derivative instruments with leverage embedded in them or by using a combination of these methods. If the Trust issues Preferred Shares, it is permitted to issue Preferred Shares up to 50% of the Trust's capital immediately after the issuance of the Preferred Shares, but the Trust may be limited by rating agency requirements to issuing Preferred Shares representing less than 50% of the Trust's capital. The earliest the Trust could issue Preferred Shares is one to three months after completion of this offering of common shares. If the Trust invests in derivative instruments with leverage embedded in them, the Trust may incur economic leverage up to 50% of its economic exposure to investment securities. The Trust's combined leverage through the issuance of Preferred Shares and investment in derivative instruments will not exceed 50% of its economic exposure to investment securities.

Any Preferred Shares issued by the Trust would pay adjustable rate dividends based on shorter-term interest rates. The adjustment period could be as short as a day or as long as a year or more. The money the Trust obtains by selling Preferred Shares would be used by the Trust to purchase additional municipal bonds or other investments permitted by the Trust's investment policies. If the rate of return, after the payment of applicable expenses of the

Trust, on its investment securities is greater than the dividend rate paid by the Trust on the Preferred Shares, the Trust will generate more income by investing the proceeds of the Preferred Shares than it will need to pay dividends on the Preferred Shares.

The Trust also may use economic leverage through its investments in residual interest municipal tender option bonds. If the income and gains earned on municipal bonds owned by a tender option bond trust that issues a residual interest to the Trust are greater than the payments due on the short-term floating rate instruments issued by the tender option bond trust, the Trust's returns will be greater than if it had not invested in the residual interest tender option bond.

If the Trust's leveraging strategy is successful, the higher returns the Trust earns may be used to pay higher dividends to holders of common shares. However, the Trust cannot assure you that the use of leverage will result in a higher return on its common shares. The use of leverage involves risks and can magnify the effect of any losses. For example, when leverage is employed, the net asset value and market price of the Trust's common shares will be more volatile. See ‘‘The Trust's Investments— Tender Option Bonds,’’ "Risks—Preferred Share Risk," ‘‘Risks—Tender Option Bond Risk,’’ and ‘‘Risks—General Leverage Risk.’’

Investment Advisor	BlackRock Advisors will be the Trust's investment advisor and BlackRock Advisors' affiliate, BlackRock Financial Management, will provide certain day-to-day investment management services to the Trust. Throughout the prospectus, we sometimes refer to BlackRock Advisors and BlackRock Financial Management collectively as ‘‘BlackRock’’ or the ‘‘Advisors.’’ BlackRock Advisors will receive an annual fee, payable monthly, in a maximum amount equal to 1.00% of the average weekly value of the Trust's net assets (the "Management Fee"). BlackRock Advisors has voluntarily agreed to waive receipt of a portion of its Management Fee in the amount of .40% of the average weekly value of the Trust's net assets for the first five years of the Trust's operations (through January 31, 2011) and for a declining amount for an additional three years (through January 31, 2014). BlackRock Advisers will pay a sub-advisory fee to BlackRock Financial Management equal to: (i) prior to January 31, 2007, 38% of the monthly management fees received by BlackRock Advisors; (ii) from January 31, 2007 to January 31, 2008, 19% of the monthly management fees received by BlackRock Advisors; and (iii) after January 31, 2008, 0% of the management fees received by BlackRock Advisors; provided thereafter that the Sub-Advisor may be compensated at cost for any services rendered to the Trust at the request of BlackRock Advisors and approved of by the board of trustees. See ‘‘Management of the Trust.’’

Distributions	Commencing with the Trust's initial dividend, the Trust intends to make regular monthly cash distributions of all or a portion of its net tax-exempt interest and investment company taxable income to common shareholders. We expect to declare the initial monthly dividend on the Trust's common shares within approximately 45 days after completion of this offering and to pay that initial monthly dividend approximately 60 to 90 days after completion of this offering. The Trust will pay common shareholders annually at least 90% of its net tax-exempt interest and investment company taxable income in order to qualify as a regulated investment company for Federal income tax purposes. In addition, the Trust intends to distribute, on an annual basis, all or substantially all of its taxable net income and capital gains to its shareholders so that the Trust will not be subject to Federal income or excise taxes.

Various factors will affect the level of the Trust's net tax-exempt interest and investment company taxable income, such as its asset mix and the movement of interest rates for municipal bonds. To permit the Trust to maintain more stable monthly distributions, the Trust may from time to time distribute less than the entire amount earned in a particular period. The retained amounts would be available to supplement future distributions. As a result, the distributions paid by the Trust for any particular month may be more or less than the amount actually earned by the Trust during that month. Undistributed earnings will add to the Trust's net asset value and, correspondingly, distributions from undistributed earnings and from capital, if any, will deduct from the Trust's net asset value. See ‘‘Distributions.’’ Shareholders will automatically have all dividends and distributions reinvested in common shares issued by the Trust or common shares of the Trust purchased in the open market in accordance with the Trust's Dividend Reinvestment Plan, unless an election is made to receive cash. See ‘‘Dividend Reinvestment Plan.’’

Monthly dividends paid by the Trust will be paid after the payment of dividends on any Preferred Shares of the Trust that may be outstanding. If the Trust realizes a capital gain or other taxable income, it will be required to allocate such income between the common shares and any outstanding Preferred Shares in proportion to the total dividends paid to each class for the year in which or with respect to which the income is paid. See "Distributions" and "Leverage— Preferred Shares."

Listing	The Trust anticipates that its common shares will be listed on the New York Stock Exchange under the symbol ‘‘BTA’’. See ‘‘Description of Shares—Common Shares.’’

Custodian and Transfer Agent	State Street Bank and Trust Company will serve as the Trust's custodian, and Computershare will serve as the Trust's transfer agent. See ‘‘Custodian and Transfer Agent.’’

Market Price of Shares	Common shares of closed-end investment companies frequently trade at prices lower than their net asset value. Common shares of closed-end investment companies, like the Trust, that invest primarily in municipal bonds have during some periods traded at prices higher than their net asset value and during other periods traded at prices lower than their net asset value. The Trust cannot assure you that its common shares will trade at a price higher than or equal to net asset value. The Trust's net asset value will be reduced immediately following this offering by the sales load and the amount of the offering expenses paid by the Trust. See ‘‘Use of Proceeds.’’ In addition to net asset value, the market price of the Trust's common shares may be affected by such factors as dividend levels, which are in turn affected by interest rates, expenses, call protection for portfolio securities, dividend stability, portfolio credit quality, liquidity and market supply and demand. See ‘‘Risks,’’ ‘‘Description of Shares’’ and the section of the Statement of Additional Information with the heading ‘‘Repurchase of Common Shares.’’ The common shares are designed primarily for long-term investors and you should not purchase common shares of the Trust if you intend to sell them shortly after purchase.

Special Risk Considerations	No Operating History. The Trust is a newly organized, non-diversified, closed-end management investment company and has no operating history.

Investment and Market Discount Risk. An investment in the Trust's common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Trust's common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Net asset value will be reduced immediately following the initial offering by the amount of the sales load and the amount of the offering expenses paid by the Trust. Common shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The Trust's common shares may trade at a price that is less than the initial offering price. This risk may be greater for investors who sell their common shares in a relatively short period of time after completion of the initial offering.

Interest Rate Risk. Interest rate risk is the risk that bonds, and the Trust's other assets, will decline in value because of changes in interest rates. Generally, municipal bonds will decrease in value when interest rates rise and increase in value when interest rates decline. This means that the net asset value of the common shares will fluctuate with interest rate changes and the corresponding changes in the value of the Trust's municipal bond holdings. The value of the longer-term bonds in which the Trust generally invests fluctuates more in response to changes in interest rates than does the value of shorter-term bonds. Because the Trust will invest primarily in long-term bonds, the net asset value and market price per share of the common shares will fluctuate more in response to changes in market interest rates than if the Trust invested primarily in shorter-term bonds. The Trust's use of leverage will tend to increase common share interest rate risk.

Credit Risk. Credit risk is the risk that an issuer of a municipal bond will become unable to meet its obligation to make interest and principal payments. In general, lower rated municipal bonds carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Trust's net asset value or dividends.

High Yield Risk. Substantially all of the municipal bonds owned by the Trust will be, and up to 50% of the Trust's economic exposure to investment securities may be, to municipal bonds that, at the time of investment, are rated as low as ‘‘C’’ by Moody's, S&P or Fitch or that are unrated but judged to be of comparable quality by BlackRock. Bonds of below investment grade quality (‘‘Ba/BB’’ or below) are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and are commonly referred to as ‘‘junk bonds.’’ These securities are subject to a greater risk of default. The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high yield bonds are not as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments.

The Trust's economic exposure to lower grade securities will expose the Trust to greater risks than if the Trust were to have economic exposure to only higher grade securities.

Because of the substantial risks associated with lower grade securities, you could lose money on your investment in common shares of the Trust, both in the short term and the long term. The secondary market for lower grade securities may be less liquid than that of higher rated securities. Adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Trust's net asset value.

The market values of lower grade securities tend to be more volatile than investment grade securities. The prices of these lower grade bonds are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

Municipal Bond Market Risk. Economic exposure to the municipal bond market involves certain risks. The Trust's economic exposure to municipal bonds includes municipal bonds in the Trust's portfolio and municipal bonds to which the Trust is exposed through the ownership of residual interest municipal tender option bonds. The amount of public information available about the municipal bonds to which the Trust is economically exposed is generally less than that for corporate equities or bonds, and the investment performance of the Trust may therefore be more dependent on the analytical abilities of BlackRock than would be a stock fund or taxable bond fund. The secondary market for municipal bonds, particularly the below investment grade bonds to which the Trust may be economically exposed, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the ability to sell such bonds at attractive prices.

The ability of municipal issuers to make timely payments of interest and principal may be diminished in general economic downturns and as governmental cost burdens are reallocated among Federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations or on the ability of municipalities to levy taxes. Issuers of municipal bonds might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, holders of municipal bonds could experience delays in collecting principal and interest and such holders may not, in all circumstances, be able to collect all principal and interest to which they are entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Trust may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Trust's operating expenses. Any income derived from the Trust's ownership or operation of such assets may not be tax-exempt.

Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal bonds generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds.

Reinvestment Risk. Reinvestment risk is the risk that income from the Trust's bond portfolio will decline if and when the Trust invests the proceeds from matured, traded, prepaid or called bonds at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the common shares' market price or their overall returns.

Preferred Share Risk. Preferred Share risk is the risk associated with the issuance of the Preferred Shares to leverage the common shares. If Preferred Shares are issued, the net asset value and market value of the common shares will be more volatile, and the yield to the holders of common shares will tend to fluctuate with changes in the shorter-term dividend rates on the Preferred Shares. If the dividend rate on the Preferred Shares approaches the net rate of return on the Trust's investment portfolio, the benefit of leverage to the holders of the common shares would be reduced. If the dividend rate on the Preferred Shares exceeds the net rate of return on the Trust's portfolio, the leverage will result in a lower rate of return to the holders of common shares than if the Trust had not issued Preferred Shares. Because the long-term municipal bonds in which the Trust invests will typically pay fixed rates of interest while the dividend rate on the Preferred Shares will be adjusted periodically, this could occur even when both long-term and short-term municipal rates rise. In addition, the Trust will pay (and the holders of common shares will bear) any costs and expenses relating to the issuance and ongoing maintenance of the Preferred Shares. Accordingly, the Trust cannot assure you that the issuance of Preferred Shares will result in a higher yield or return to the holders of the common shares.

Similarly, any decline in the net asset value of the Trust's investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Trust's portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common shares than if the Trust were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. The Trust might be in danger of failing to maintain the required asset coverage of the Preferred Shares or of losing its ratings on the Preferred Shares or, in an extreme case, the Trust's current investment income might not be sufficient to meet the dividend requirements on the Preferred Shares. In order to counteract such an event, the Trust might need to liquidate investments in order to fund a redemption of some or all of the Preferred Shares. Liquidation at times of low municipal bond prices may result in capital loss and may reduce returns to the holders of common shares.

Tender Option Bond Risk. Residual interest municipal tender option bonds are derivative municipal bond securities that have embedded in them the risk of economic leverage. An investment in these securities typically will involve greater risk than an investment in a fixed rate municipal bond.

Distributions on the residual interests will bear an inverse relationship to short-term municipal bond interest rates. Distributions on the residual interests paid to the Trust will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. The amount of such reduction or increase is a function, in part, of the amount of short-term floating rate interests sold by the issuer of these securities relative to the amount of residual interests that it sells. The greater the amount of short-term floating rate interests sold relative to the residual interests, the more volatile the distributions on the residual interests will be. The value of a residual interest municipal tender option bond also is generally more volatile than that of a fixed rate municipal bond. In addition, the market for these residual interest may not be liquid, which increases the volatility of these derivative instruments and means that the Trust may not be able to sell them when it desires to do so. If the Trust invests in highly leveraged residual interest municipal tender option bonds, the Trust may lose money in excess of the amount of its investment, up to an amount equal to the value of the municipal bonds underlying the residual interest owned by the Trust.

Residual interest municipal tender option bonds generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, the Trust's investment in residual interest municipal tender option bonds likely will adversely affect the Trust's net asset value per share and income and distributions to shareholders.

General Leverage Risk. Although the use of leverage by the Trust may create an opportunity for higher total return, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on municipal bonds to which the Trust has exposure through the use of leverage are greater than the payments due on the related short-term floating rate interests, the Trust's returns will be greater than if leverage had not been used. Conversely, if the income and gains from those municipal bonds do not cover the payments due in connection with the leverage used, the return will be less than if the economic leverage had not been used. BlackRock nevertheless may determine to continue to use leverage if it expects that the benefits to the Trust's shareholders will outweigh the risk of a reduced return. There is no assurance that the Trust's leverage strategy will be successful. Leverage involves risks and special considerations that shareholders should consider, including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the shares than a comparable portfolio without leverage; and

•	the effect of leverage in a declining market, which is likely to cause greater decline in the net asset value of the common shares than if the Trust were not leveraged, which may result in greater decline in the market price of the common shares.

While the Trust may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Trust will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the holders of common shares. Changes in the future direction of interest rates are very difficult to predict accurately. If the Trust were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to holders of common shares relative to the circumstance where the Trust had not reduced leverage. The Trust may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

The Trust may invest in the securities of other investment companies. Such securities may also be leveraged and will therefore be subject to the leverage risks described above. This additional leverage may in certain market conditions reduce the net asset value of the Trust's common shares and the returns to the holders of common shares.

Volatility Risk. The use of leverage by the Trust will cause the net asset value, and possibly the market price, of the Trust's common shares to fluctuate significantly in response to changes in interest rates and other economic indicators. In addition, the Trust may invest a significant portion of its assets in non-investment grade municipal bonds, which may be less liquid and therefore more volatile than investment grade municipal bonds. As a result, the net asset value and market price of the common shares of the Trust will be more volatile than those of a closed-end investment company that is not exposed to leverage or that does not invest such a significant amount of its assets in non-investment grade municipal bonds.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions on those shares can decline. In addition, during any periods of rising inflation, short-term rates would likely increase, which would tend to further reduce returns on any residual interest municipal tender option bonds owned by the Trust and therefore reduce returns to the holders of common shares.

Non-Diversification Risk. The Trust has registered as a ‘‘non-diversified’’ investment company under the Investment Company Act of 1940, as amended (the ‘‘Investment Company Act’’). For Federal income tax purposes, the Trust, with respect to up to 50% of its total assets, will be able to invest more than 5% (but not more than 25%, except for investments in United States government securities and securities of other regulated investment companies, which are not limited for tax purposes) of the value of its total assets in the obligations of any single issuer or the securities of one or more qualified publicly traded partnerships. To the extent the Trust invests a relatively high percentage of its assets in the obligations of a limited number of issuers, the Trust may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

Economic Sector and Geographic Risk. The Trust reserves the right to invest up to 25% of its total assets in municipal obligations of issuers in the same state (or U.S. territory) or in industrial development bonds of similar types of projects, including without limitation the following: lease rental obligations of state and local authorities; obligations dependent on annual appropriations by a state's legislature for payment; obligations of state and local housing finance authorities, municipal utilities systems or public housing authorities; obligations of hospitals or life care facilities; and industrial development or pollution control bonds issued for electrical utility systems, steel companies, paper companies or other purposes. This may make the Trust more susceptible to adverse economic, political or regulatory occurrences affecting a particular state or economic sector. For example, health care related issuers are susceptible to Medicare, Medicaid and other third party payor reimbursement policies, and national and state health care legislation. As concentration increases, so does the potential for fluctuation in the net asset value of the Trust's common shares. For purposes of determining compliance with this limitation, the Trust will apply the value of a residual interest tender option bond backed by municipal obligations of issuers located in the same state or industrial development bonds of similar types of projects toward the 25% limitation, and not the value of the municipal obligations or industrial development bonds underlying the residual interest.

Alternative Minimum Tax Risk. The Trust expects that a portion of the interest or income it produces will be includable in alternative minimum taxable income. Exempt interest dividends also are likely to be subject to state and local income taxes. Distributions of any capital gain or other taxable income will be taxable to shareholders. The Trust may not be a suitable investment for investors subject to the Federal alternative minimum tax or who would become subject to such tax by investing in the Trust. Common shares may not be a suitable investment for investors who are subject to the Federal alternative minimum tax or who would become subject to such tax by purchasing common shares. The suitability of an investment in common shares will depend upon a comparison of the after-tax yield likely to be provided from the Trust with that from comparable tax-exempt investments not subject to the alternative minimum tax, and from comparable fully taxable investments, in light of each such investor's tax position. Special considerations apply to corporate investors.

Market Disruption and Geopolitical Risk. The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world may have resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Trust does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and securities markets. Given the risks described above, an investment in the common shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Trust.

Anti-Takeover Provisions. The Trust's Amended and Restated Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Trust or convert the Trust to open-end status. These provisions could deprive the holders of common shares of opportunities to sell their common shares at a premium over the then current market price of the common shares or at net asset value. In addition, if the Trust issues Preferred Shares the holders of the Preferred Shares will have voting rights that could deprive holders of common shares of such opportunities.

 SUMMARY OF TRUST EXPENSES

The following table assumes the issuance of Preferred Shares in an amount equal to 50% of the Trust's capital (after their issuance), and shows Trust expenses as a percentage of net assets attributable to common shares.

Shareholder Transaction Expenses

Sales load paid by you (as a percentage of offering price)	4.5%
Offering expenses borne by the Trust (as a percentage of offering price)(1)(2)	.2%
Dividend reinvestment plan fees(3)	None

	Percentage of Net Assets Attributable to Common Shares (assumes Preferred Shares are issued)
Annual Expenses
Management Fees	1.00%
Other Expenses	.40	%(4)
Total Annual Expenses	1.40	%(5)(6)
Fee and Expense Waiver	(.40	)%(6)
Net Annual Expenses	1.00	%(5)(6)

(1)	The Trust will pay organizational and offering costs of the Trust (other than the sales load) up to an aggregate of $.03 per share of the Trust’s common shares sold in this offering which may include a reimbursement of BlackRock Advisors’ expenses incurred in connection with this offering. BlackRock Advisors has agreed to pay such offering costs of the Trust to the extent offering expenses (other than sales load) and organizational expenses exceed $.03 per share of the Trust’s common shares.

(2)	BlackRock Advisors has agreed to pay from its own assets additional compensation to Merrill Lynch, Pierce, Fenner & Smith Incorporated. BlackRock Advisors may pay commissions to employees of its affiliates that participate in the marketing of the Trust's common shares. See ‘‘Underwriting.’’

(3)	You will be charged a $2.50 service charge and a brokerage commission of $.15 per share sold if you direct the Plan Agent (as defined below) to sell your common shares held in a dividend reinvestment account.

(4)	The table presented in this footnote assumes the Trust is the same size as in the table above, but unlike the table above, assumes that no Preferred Shares are issued or outstanding and, instead the Trust incurs all of its economic leverage through investment in residual interest tender option bonds. In accordance with these assumptions, the Trust's expenses would be estimated to be as follows:

	Percentage of Net Assets Attributable to Common Shares (assumes no Preferred Shares are issued or outstanding)
Annual Expenses
Management Fees	1.00%
Other Expenses	.15%
Total Annual Expenses	1.15	%(5)(6)
Fee and Expense Waiver	(.40	)%(6)
Net Annual Expenses	.75	%(5)(6)

(5)	Certain of these expenses represent reimbursement at cost to BlackRock Advisors for non-advisory services provided to the Trust by employees of BlackRock Advisors. See ‘‘Management of the Trust—Investment Management Agreements.’’

(6)	BlackRock Advisors has voluntarily agreed to waive receipt of a portion of the management fee or other expenses of the Trust in the amount of ..40% of average weekly net assets attributable to common shares for the first five years of the Trust's operations, .30% in year six, ..20% in year seven and ..10% in year eight.

The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of common shares, would bear directly or indirectly. The expenses shown in the table under "Other expenses" and "Total annual expenses" are based on estimated amounts for the Trust's first full year of operations and assume that the Trust issues 16,666,667 common shares. If the Trust issues fewer common shares, all other things being equal, these expenses would increase as a percentage of the Trust's net assets attributable to common shares. See ‘‘Management of the Trust’’ and ‘‘Dividend Reinvestment Plan.’’

The following example illustrates the expenses (including the offering expenses borne by the Trust and the sales load of $45) that you would pay on a $1,000 investment in common shares, assuming (1) total annual expenses of .75% of net assets attributable to common shares in years one through five, .85% in year six, ..95% in year seven, 1.05% in year eight and 1.15% thereafter, and (2) a 5% annual return:(1)(2)

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$54	$70	$87	$154

(1)	The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed. The example assumes that the estimated ‘‘Other Expenses’’ set forth in the Annual Expenses table are accurate, and that all dividends and distributions are reinvested at net asset value. Moreover, the Trust's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

(2)	Assumes waiver of fees and expenses of .40% of average weekly net assets attributable to common shares in years one through five, .30% in year six, ..20% in year seven and .10% in year eight. BlackRock Advisors has not agreed to waive any portion of its fees and expenses beyond January 31, 2014. See "Management of the Trust—Investment Management Agreements."

 THE TRUST

The Trust is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Trust was organized as a Delaware statutory trust on November 7, 2005, pursuant to an Agreement and Declaration of Trust, as subsequently amended and restated, governed by the laws of the State of Delaware. The Trust has no operating history. The Trust’s principal office is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and its telephone number is (800) 882-0052.

 USE OF PROCEEDS

The net proceeds of the offering of common shares will be approximately $  ($  if the Underwriters exercise the overallotment option in full) after payment of the estimated offering costs and the deduction of the sales load. The Trust will invest the net proceeds of the offering in accordance with the Trust's investment objective and policies as stated below. We currently anticipate that the Trust will be able to invest primarily in municipal bonds, municipal securities and derivative instruments with exposure to such bonds and securities, in each case that meet the Trust's investment objective and policies, within approximately three months after the completion of the offering. Such investments are expected to pay interest or income that is exempt from regular Federal income tax. Pending such investment, it is anticipated that the proceeds will be invested in short-term, tax-exempt or taxable investment grade securities.

 THE TRUST'S INVESTMENTS

Investment Objective and Policies

The Trust's investment objective is to provide current income exempt from regular Federal income tax. Under normal market conditions, the Trust will invest at least 80% of its total assets in municipal bonds, municipal securities and derivative instruments with exposure to such bonds and securities, in each case that are expected to pay interest or income that is exempt from regular Federal income tax. BlackRock will not conduct its own analysis of the tax status of the interest or income paid by these instruments, but will rely on the opinion of counsel to the issuer of each such instrument. Substantially all of the municipal bonds owned by the Trust will be rated below investment grade; however, because the Trust will have economic exposure to additional municipal bonds through its ownership of residual interest tender option bonds, at least 50% of the Trust's economic exposure to investment securities will be to municipal bonds rated investment grade quality. As used in this prospectus, economic exposure to municipal bonds refers to bonds owned by the Trust and bonds to which the Trust is exposed through the ownership of residual interest tender option bonds. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (‘‘Baa’’ or ‘‘BBB’’ or better by Moody's, S&P or Fitch) or are unrated but judged to be of comparable quality by BlackRock. Municipal bonds rated ‘‘Baa’’ by Moody's are investment grade, but Moody's considers municipal bonds rated ‘‘Baa’’ to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of municipal bonds that are rated ‘‘BBB’’ or ‘‘Baa’’ (or that have equivalent ratings) to make principal and interest payments than is the case for issues of higher grade municipal bonds.

Under normal market conditions, up to 50% of the Trust's economic exposure to investment securities may be to municipal bonds that are rated, at the time of investment, as low as ‘‘C’’ by Moody's, S&P or Fitch or that are unrated but judged to be of comparable quality by BlackRock. Bonds of below investment grade quality (‘‘Ba/BB’’ or below) are commonly referred to as ‘‘junk bonds.’’ Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal.

These credit quality policies apply only at the time a security is purchased, and the Trust is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, BlackRock may consider such factors as BlackRock's assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. Appendix A to the Statement of Additional Information contains a general description of Moody's, S&P and Fitch's ratings of municipal bonds.

Under normal market conditions, the Trust intends for its bond portfolio to consist primarily of long-term bonds (meaning bonds with a maturity of 10 years or more). Under normal market conditions, the Trust's municipal bond portfolio will have a dollar-weighted average maturity of greater than 10 years. The Trust initially expects to have a duration of 20 years or more. In comparison to maturity (which is the date on which the issuer of a debt instrument is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average timing of the instrument's expected principal and "interest payments. Duration differs from maturity in that it takes into account a security's yield, coupon payments and its principal payments in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration.

The Trust may invest up to 25% of its net assets in residual interest municipal tender option bonds, which are derivative interests of municipal bonds. The Trust may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Trust may invest directly and in tax-exempt preferred shares that pay dividends exempt from Federal income tax. See "—Tender Option Bonds," ‘‘—Other Investment Companies,’’ and ‘‘—Tax-Exempt Preferred Securities’’.

The Trust will invest in municipal bonds that, in BlackRock's opinion, are underrated or undervalued. Underrated municipal bonds are those whose ratings do not, in BlackRock's opinion, reflect their true creditworthiness. Undervalued municipal bonds are bonds that, in the opinion of BlackRock, are worth more than the value assigned to them in the marketplace. BlackRock may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to, electrical utilities), or issued by a particular municipal issuer, are undervalued. BlackRock may purchase those bonds for the Trust's portfolio because they represent a market sector or issuer that BlackRock considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal bonds of particular types (for example, but not limited to, hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. The Trust's investment in underrated or undervalued municipal bonds will be based on BlackRock's belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Trust will generally result in capital gains distributions subject to Federal capital gains taxation.

The Trust may purchase municipal bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Trust's income. Insurance generally will be obtained from insurers with a claims-paying ability rated ‘‘Aaa’’ by Moody's or ‘‘AAA’’ by S&P or Fitch. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares. The Trust may purchase insured bonds and may purchase insurance for bonds in its portfolio.

During temporary defensive periods, including the period during which the net proceeds of this offering are being invested, and in order to keep the Trust's cash fully invested, the Trust may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable. The Trust may not achieve its investment objective under these circumstances. The Trust intends to invest in taxable short-term investments only if suitable tax-exempt short-term investments are not available at reasonable prices and yields. If the Trust invests in taxable short-term investments, a portion of your dividends would be subject to regular Federal income tax.

The Trust cannot change its investment objective without the approval of the holders of a majority of the outstanding common shares and, once the Preferred Shares are issued, the Preferred Shares voting together as a single class, and of the holders of a majority of the outstanding Preferred Shares voting as a separate class. A "majority of the outstanding" means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (2) more than 50% of the shares, whichever is less. See "Description of Shares—Preferred Shares—Voting Rights" and the Statement of Additional Information under "Description of Shares—Preferred Shares" for additional information with respect to the voting rights of holders of Preferred Shares.

Municipal Bonds

Municipal bonds are either general obligation or revenue bonds and typically are issued to finance public projects, such as roads or public buildings, to pay general operating expenses or to refinance outstanding debt. Municipal bonds may also be issued for private activities, such as housing, medical and educational facility construction or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source. Revenue bonds may be repaid only from the revenues of a specific facility or source. The Trust also may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the Trust will only purchase municipal bonds representing lease obligations where BlackRock believes the issuer has a strong incentive to continue making appropriations until maturity.

The municipal bonds in which the Trust will invest pay interest or income that, in the opinion of bond counsel to the issuer, is exempt from regular Federal income tax. BlackRock will not conduct its own analysis of the tax status of the interest paid by municipal bonds held by the Trust, but will rely on the opinion of counsel to the issuer of each such instrument. The Trust may also invest in municipal bonds issued by United States Territories (such as Puerto Rico or Guam) that are exempt from regular Federal income tax. In addition to the types of municipal bonds described in the prospectus, the Trust may invest in other securities that pay interest or income that is, or make other distributions that are, exempt from regular Federal income tax and/or state and local personal taxes, regardless of the technical structure of the issuer of the instrument. The Trust treats all of such tax-exempt securities as municipal bonds.

The yields on municipal bonds are dependent on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal bonds will vary with changes in interest rate levels and as a result of changing evaluations of the ability of bond issuers to meet interest and principal payments.

The Trust has not established any limit on the percentage of its portfolio that may be invested in municipal bonds, municipal securities and derivative instruments with exposure to such bonds or securities, in each case that are subject to the alternative minimum tax provisions of Federal tax law, and the Trust expects that a portion of the interest or income it produces will be includable in alternative minimum taxable income. Common shares may not be a suitable investment for investors who are subject to the Federal alternative minimum tax or who would become subject to such tax by purchasing common shares. The suitability of an investment in common shares will depend upon a comparison of the after-tax yield likely to be provided from the Trust with that from comparable tax-exempt investments not subject to the alternative minimum tax, and from comparable fully taxable investments, in light of each such investor's tax position. Special considerations apply to corporate investors. See ‘‘Tax Matters.’’

Tender Option Bonds

The Trust may invest up to 25% of its net assets in residual interest municipal tender option bonds, which are derivative interests in municipal bonds. The residual interest municipal tender option bonds in which the Trust will invest pay interest or income that, in the opinion of counsel to the issuer is exempt from regular Federal income tax. BlackRock will not conduct its own analysis of the tax status of the interest or income paid by residual interest municipal tender option bonds held by the Trust, but will rely on the opinion of counsel to the issuer. Although volatile, these residual interests typically offer the potential for yields exceeding the yields available on fixed rate municipal bonds with comparable credit quality, coupon, call provisions and maturity. The Trust may invest in residual interests for the purpose of using economic leverage as a more flexible alternative to the issuance of Preferred Shares.

Residual interest municipal tender option bonds represent beneficial interests in a special purpose trust formed by a third party sponsor for the purpose of holding municipal bonds purchased from the Trust or from another third party. The special purpose trust typically sells two classes of beneficial interests: short-term floating rate interests, which are sold to third party investors, and residual interests, which the Trust would purchase. The short-term floating rate interests have first priority on the cash flow from the municipal bonds. The Trust is paid the residual cash flow from the special purpose trust. If the Trust is the initial seller of the municipal bonds to the special purpose trust, it receives the proceeds from the sale of the floating rate interests in the special purpose trust, less certain transaction costs. These proceeds generally would be used by the Trust to purchase additional municipal bonds or other investments permitted by the Trust's investment policies. If the Trust ever purchases all or a portion of the short-term floating rate securities sold by the special purpose trust, it may surrender those short-term floating rate securities together with a proportionate amount of residual interests to the trustee of the special purpose trust in exchange for a proportionate amount of the municipal bonds owned by the special purpose trust. In addition, all voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the special purpose trust are passed through to the Trust, as the holder of the residual interests. The Trust will recognize taxable capital gains (or losses) upon any sale of municipal bonds to the special purpose trust.

The Trust may invest in highly leveraged residual interest municipal tender option bonds. A residual interest municipal tender option bond generally is considered highly leveraged if the principal amount of the short-term floating rate interests issued by the related tender option bond trust exceeds 50% of the principal amount of the municipal bonds owned by the tender option bond trust.

The sponsor of a highly leveraged tender option bond trust generally will retain a liquidity provider that stands ready to purchase the short-term floating rate interests at their original purchase price upon the occurrence of certain events, such as on a certain date prior to the scheduled expiration date of the transaction, upon a certain percentage of the floating rate interests failing to be remarketed in a timely fashion, upon the bonds owned by the tender option bond trust being downgraded (but not below investment grade or upon the occurrence of a bankruptcy event with respect to the issuer of the municipal bonds) or upon the occurrence of certain regulatory or tax events. However, the liquidity provider is not required to purchase the floating rate interests upon the occurrence of certain other events, including upon the downgrading of the municipal bonds owned by the tender option bond trust below investment grade or certain events that indicate the issuer of the bonds may be entering bankruptcy. The general effect of these provisions is to pass to the holders of the floating rate interests the most severe credit risks associated with the municipal bonds owned by the tender option bond trust and to leave with the liquidity provider the interest rate risk and certain other risks associated with the municipal bonds.

If the liquidity provider acquires the floating rate interests upon the occurrence of an event described above, the liquidity provider generally will be entitled to an in-kind distribution of the municipal bonds owned by the tender option bond trust or to cause the tender option bond trust to sell the bonds and distribute the proceeds to the liquidity provider. The liquidity provider generally will enter into an agreement with the Trust that will require the Trust to make a payment to the liquidity provider in an amount equal to any loss suffered by the liquidity provider in connection with the foregoing transactions. The net economic effect of this agreement and these transactions is as if the Trust had entered into a special type of reverse repurchase agreement with the sponsor of the tender option bond trust, pursuant to which the Trust is required to repurchase the municipal bonds it sells to the sponsor only upon the occurrence of certain events (such as a failed remarketing of the floating rate interests—most likely due to an adverse change in interest rates) but not others (such as a default of the municipal bonds). In order to cover any potential obligation of the Trust to the liquidity provider pursuant to this agreement, the Trust may designate on its books and records liquid instruments having a value not less than the amount, if any, by which the original purchase price of the floating rate interests issued by the related tender option bond trust exceeds the market value of the municipal bonds owned by the tender option bond trust.

Although regular residual interest municipal tender option bonds are derivative securities with economic leverage embedded in them, they will not constitute senior securities of the Trust (and will not be subject to the Trust's limitations on borrowings), because the Trust has no ongoing obligations to any party in connection with its ownership of such interests. With respect to highly leveraged residual interest municipal tender option bonds, if the Trust establishes and maintains a segregated account to cover any potential obligation to the liquidity provider, the Trust's obligation to the liquidity provider pursuant to the agreement will not be considered a borrowing by the Trust; however, under circumstances in which the Trust does not establish and maintain such a segregated account, such obligation will be considered a borrowing for the purpose of the Trust's limitation on borrowings.

When-Issued and Forward Commitment Securities

The Trust may buy and sell municipal bonds on a when-issued basis and may buy or sell municipal bonds on a ‘‘forward commitment’’ basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. This type of transaction may involve an element of risk because no interest accrues on the bonds prior to settlement and, because bonds are subject to market fluctuations, the value of the bonds at the time of delivery may be less or more than cost. The Trust will designate on its books and records cash or other liquid debt securities having a market value at all times at least equal to the amount of the commitment.

Other Investment Companies

The Trust may invest up to 10% of its total assets in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Trust may invest directly. The Trust generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Trust receives the proceeds of this offering of its common shares or the sale of a portion of its municipal bonds, or during periods when there is a shortage of attractive, high-yielding municipal bonds available in the market. As a shareholder in an investment company, the Trust will bear its ratable share of that investment company's expenses, and will remain subject to payment of the Trust's advisory and other fees and expenses with respect to assets so invested. Holders of common shares will therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies. BlackRock will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal bond investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to certain leverage risks. The net asset value and market value of leveraged securities will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged securities. The investment companies in which the Trust invests may have investment policies that differ from those of the Trust. In addition, to the extent the Trust invests in other investment companies, the Trust will be dependent upon the investment and research abilities of persons other than BlackRock. The Trust treats its investment in open- or closed-end municipal investment companies as investments in municipal bonds for purposes of determining compliance with its policy of investing at least 80% of its total assets in municipal bonds, municipal securities and derivative instruments with exposure to such bonds and securities.

Tax-Exempt Preferred Securities

The Trust may also invest up to 10% of its total assets in preferred interests of other investment funds that pay dividends that are exempt from Federal income tax. A portion of such dividends may be capital gains distributions subject to Federal capital gains tax. Such funds in turn invest in municipal bonds and other assets that generally pay interest or make distributions that are exempt from Federal income tax, such as revenue bonds issued by state or local agencies to fund the development of low-income, multi-family housing. Investing in such tax-exempt preferred shares involves many of the same issues as investing in other open- or closed-end investment companies as discussed above. These investments also have additional risks, including liquidity risk, the absence of regulation governing investment practices, capital structure and leverage, affiliated transactions and other matters, and concentration of investments in particular issuers or industries.

High Yield Securities

Substantially all of the municipal bonds owned by the Trust will be rated below investment grade; however, because the Trust will have economic exposure to additional municipal bonds through its ownership of residual interest tender option bonds, only up to 50% of the Trust's economic exposure to investment securities may be to municipal bonds that are below investment grade quality (‘‘Ba/BB’’ or below) and that are rated, at the time of investment, as low as ‘‘C’’ by Moody's, S&P or Fitch or that are unrated but judged to be of comparable quality by BlackRock. Bonds of below investment grade quality are commonly known as ‘‘junk bonds.’’ Securities rated below investment grade are judged to have speculative characteristics with respect to their interest and principal payments. Such securities may face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

S&P typically applies the ‘‘C’’ rating where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are being continued. Bonds which are rated ‘‘C’’ by Moody's demonstrate the weakest creditworthiness relative to other U.S. municipal or tax exempt issuers or issues. Fitch typically applies the ‘‘C’’ rating to denote an extremely weak credit risk relative to other issuers or issues in the same country, where the capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupon of such securities. Accordingly, lower grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with lower grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in the Trust's relative share price volatility.

The ratings of Moody's, S&P and the other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Advisors also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Trust invests in lower grade securities that have not been rated by a rating agency, the Trust's ability to achieve its investment objective will be more dependent on the Advisors' credit analysis than would be the case when the Trust invests in rated securities.

LEVERAGE

The Trust intends to use leverage to seek to achieve its investment objective. The Trust may use leverage by issuing Preferred Shares, by investing in derivative instruments with leverage embedded in them (such as residual interest municipal tender option bonds) or by using a combination of these methods. If the Trust issues Preferred Shares, it is permitted to issue Preferred Shares up to 50% of the Trust's capital immediately after the issuance of the Preferred Shares, but the Trust may be limited by rating agency requirements to issuing Preferred Shares representing less than 50% of the Trust's capital. The earliest the Trust could issue Preferred Shares is one to three months after completion of this offering of common shares. If the Trust invests in derivative instruments with leverage embedded in them, the Trust may incur economic leverage up to 50% of its economic exposure to investment securities. The Trust's combined leverage through the issuance of Preferred Shares and investment in derivative instruments will not exceed 50% of its economic exposure to investment securities.

Preferred Shares

The Trust may, from time to time, offer Preferred Shares representing up to 50% of the Trust's capital immediately after the issuance of the Preferred Shares. The issuance of Preferred Shares would leverage the common shares and the Preferred Shares would have complete priority upon distribution of assets over the common shares. The amount of, timing and other terms of any offering of Preferred Shares and the terms of the Preferred Shares would be determined by the Trust's board of trustees. If Preferred Shares are issued, the Trust expects to invest the proceeds of the Preferred Shares offering in other investments permitted by the Trust's investment policies. The Preferred Shares would pay adjustable rate dividends based on shorter-term interest rates, which would be redetermined periodically by an auction process. The adjustment period for Preferred Share dividends could be as short as one day or as long as a year or more. So long as the Trust's portfolio investments provide a higher rate of return than the dividend rate of the Preferred Shares, after taking expenses into consideration, the issuance of Preferred Shares would cause you to receive a higher current rate of income than if the Trust were not leveraged.

Changes in the value of the Trust's investment portfolio, including investments bought with the proceeds of the Preferred Shares offering, would be borne entirely by the holders of common shares. If there is a net decrease, or increase, in the value of the Trust's investment portfolio, the leverage would decrease, or increase (as the case may be), the net asset value per common share to a greater extent than if the Trust were not leveraged. See "Risks—Preferred Share Risk" and "Risks—General Leverage Risk."

For tax purposes, the Trust is currently required to allocate tax-exempt interest income, net capital gain and other taxable income, if any, between the common shares and Preferred Shares in proportion to total dividends paid to each class for the year in which or with respect to which the net capital gain or other taxable income is paid. If net capital gain or other taxable income is allocated to Preferred Shares, instead of solely tax-exempt income, the Trust would likely have to pay higher total dividends to Preferred Shareholders or make special payments to Preferred Shareholders to compensate them for the increased tax liability. This would reduce the total amount of dividends paid to the holders of common shares, but would increase the portion of the dividend that is tax-exempt. If the increase in dividend payments or the special payments to Preferred Shareholders are not entirely offset by a reduction in the tax liability of, and an increase in the tax-exempt dividends received by, the holders of common shares, the advantage of the Trust's leveraged structure to holders of common shares would be reduced.

Under the Investment Company Act, the Trust is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Trust's capital is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., the liquidation value may not exceed 50% of the Trust's capital). In addition, the Trust is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Trust's capital is at least 200% of such liquidation value. If Preferred Shares are issued, the Trust intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Preferred Shares of at least 200%. In addition, as a condition to obtaining ratings on the Preferred Shares, the terms of any Preferred Shares issued are expected to include asset coverage maintenance provisions which will require the redemption of the Preferred Shares in the event of non-compliance by the Trust and may also prohibit dividends and other distributions on the common shares in such circumstances. These asset coverage maintenance provisions generally will be required by Moody's and S&P and generally will be more restrictive than the limitations imposed by the Investment Company Act, which means the Trust likely will not be able to issue Preferred Shares to the maximum extent permitted by the Investment Company Act (i.e., up to 50% of the Trust's capital immediately after the issuance of the Preferred Shares). In order to meet redemption requirements applicable to Preferred Shares, the Trust may have to liquidate portfolio investments. Such liquidations and redemptions would cause the Trust to incur related transaction costs and could result in capital losses to the Trust. Prohibitions on dividends and other distributions on the common shares could impair the Trust's ability to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

If the Trust has Preferred Shares outstanding, two of the Trust's trustees will be elected by the holders of Preferred Shares voting separately as a class. The remaining trustees of the Trust will be elected by holders of common shares and Preferred Shares voting together as a single class. In the event the Trust failed to pay dividends on Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the trustees of the Trust.

If the Trust issues Preferred Shares, the Trust would be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for Preferred Shares issued by the Trust. These guidelines are expected to impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Trust by the Investment Company Act. It is not anticipated that these covenants or guidelines will impede BlackRock from managing the Trust's portfolio in accordance with the Trust's investment objective and policies.

The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.

Assuming that the Preferred Shares will represent approximately 50% of the Trust's capital and pay dividends at an annual average rate of 3.25%, the income generated by the Trust's portfolio (net of estimated expenses) must exceed 1.63% in order to cover the dividend payments and other expenses specifically related to the Preferred Shares. Of course, these numbers are merely estimates used for illustration. Actual Preferred Share dividend rates will vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of an issuance of Preferred Shares on common share total return, assuming investment portfolio total returns (comprised of income and changes in the value of investments held in the Trust's portfolio) of –10%, –5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Trust. See "Risks." The table further reflects the issuance of Preferred Shares representing 50% of the Trust's capital and an assumed annual Preferred Share dividend rate of 3.25%.

Assumed Portfolio Total Return (Net of Expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Common Share Total Return	(23.25)%	(13.25)%	(3.25)%	6.75%	16.75%

Common share total return is composed of two elements: the common share dividends paid by the Trust (the amount of which is largely determined by the net investment income of the Trust after paying dividends on Preferred Shares) and gains or losses on the value of the securities the Trust owns. As required by Securities and Exchange Commission rules, the table assumes that the Trust is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Trust must assume that the tax-exempt interest it receives on its municipal bond investments is entirely offset by losses in the value of those bonds.

Residual Interest Tender Option Bonds

The Trust also may use economic leverage through its investments in residual interest municipal tender option bonds, which are derivative municipal bond securities that have economic leverage embedded in them. Tender option bonds are described elsewhere in this prospectus. See "The Trust's Investments—Tender Option Bonds." The Trust may invest in residual interest municipal tender option bonds for the purpose of using economic leverage as a more flexible alternative to the issuance of Preferred Shares. If the income and gains earned on municipal bonds to which the Trust is exposed through ownership of a residual interest municipal tender option bond are greater than the payments due on the short-term floating rate instruments issued by the related tender option bond trust, the Trust's returns will be greater than if it had not invested in the residual interest tender option bond. The higher returns may be used to pay higher dividends to holders of common shares. However, the Trust cannot assure you that the use of economic leverage will result in a higher return on its common shares. The use of economic leverage through investment in residual interest municipal tender option bonds involves risks. For example, when economic leverage is employed, the net asset value and market price of the Trust's common shares will be more volatile. In addition, if the Trust invests in highly leveraged residual interest municipal tender option bonds, the Trust may lose money in excess of the amount of its investment, up to an amount equal to the value of the municipal bonds underlying the residual interest owned by the Trust. See ‘‘The Trust's Investments—Tender Option Bonds,’’  ‘‘Risks—Tender Option Bond Risk,’’ and ‘‘Risks—General Leverage Risk.’’

 RISKS

No Operating History. The Trust is a newly organized, non-diversified, closed-end management investment company and has no operating history.

Investment and Market Discount Risk. An investment in the Trust's common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Trust's common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Net asset value will be reduced immediately following the initial offering by the amount of the sales load and the amount of the offering expenses paid by the Trust. Common shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The Trust's common shares may trade at a price that is less than the initial offering price. This risk may be greater for investors who sell their common shares in a relatively short period of time after completion of the initial offering.

Interest Rate Risk. Interest rate risk is the risk that bonds, and the Trust's other assets, will decline in value because of changes in interest rates. Generally, municipal bonds will decrease in value when interest rates rise and increase in value when interest rates decline. This means that the net asset value of the common shares will fluctuate with interest rate changes and the corresponding changes in the value of the Trust's municipal bond holdings. The value of the longer-term bonds in which the Trust generally invests fluctuates more in response to changes in interest rates than does the value of shorter-term bonds. Because the Trust will invest primarily in long-term bonds, the net asset value and market price per share of the common shares will fluctuate more in response to changes in market interest rates than if the Trust invested primarily in shorter-term bonds. The Trust's use of leverage will tend to increase common share interest rate risk.

Credit Risk. Credit risk is the risk that an issuer of a municipal bond will become unable to meet its obligation to make interest and principal payments. In general, lower rated municipal bonds carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Trust's net asset value or dividends.

High Yield Risk.    Substantially all of the municipal bonds owned by the Trust will be, and up to 50% of the Trust's economic exposure to investment securities may be, to municipal bonds that, at the time of investment, are rated as low as "C’’ by Moody's, S&P or Fitch or that are unrated but judged to be of comparable quality by BlackRock. Bonds of below investment grade quality (‘‘Ba/BB’’ or below) are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and are commonly referred to as ‘‘junk bonds.’’ These securities are subject to a greater risk of default. The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high yield bonds are not as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments.

The Trust's economic exposure to lower grade securities will expose the Trust to greater risks than if the Trust were to have economic exposure to only higher grade securities. Because of the substantial risks associated with lower grade securities, you could lose money on your investment in common shares of the Trust, both in the short term and the long term. The secondary market for lower grade securities may be less liquid than that of higher rated securities. Adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Trust's net asset value.

The market values of lower grade securities tend to be more volatile than investment grade securities. The prices of these lower grade bonds are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

Municipal Bond Market Risk.    Economic exposure to the municipal bond market involves certain risks. The Trust's economic exposure to municipal bonds includes municipal bonds in the Trust's portfolio and municipal bonds to which the Trust is exposed through the ownership of residual interest municipal tender option bonds. The amount of public information available about the municipal bonds to which the Trust is economically exposed is generally less than that for corporate equities or bonds, and the investment performance of the Trust may therefore be more dependent on the analytical abilities of BlackRock than would be a stock fund or taxable bond fund. The secondary market for municipal bonds, particularly the below investment grade bonds to which the Trust may be economically exposed, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the ability to sell such bonds at attractive prices.

The ability of municipal issuers to make timely payments of interest and principal may be diminished in general economic downturns and as governmental cost burdens are reallocated among Federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations or on the ability of municipalities to levy taxes. Issuers of municipal bonds might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, holders of municipal bonds could experience delays in collecting principal and interest and such holders may not, in all circumstances, be able to collect all principal and interest to which they are entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Trust may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Trust's operating expenses. Any income derived from the Trust's ownership or operation of such assets may not be tax-exempt.

Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal bonds generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds.

Reinvestment Risk. Reinvestment risk is the risk that income from the Trust's bond portfolio will decline if and when the Trust invests the proceeds from matured, traded, prepaid or called bonds at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the common shares' market price or their overall returns.

Preferred Share Risk.    Preferred Share risk is the risk associated with the issuance of the Preferred Shares to leverage the common shares. If Preferred Shares are issued, the net asset value and market value of the common shares will be more volatile, and the yield to the holders of common shares will tend to fluctuate with changes in the shorter-term dividend rates on the Preferred Shares. If the dividend rate on the Preferred Shares approaches the net rate of return on the Trust's investment portfolio, the benefit of leverage to the holders of the common shares would be reduced. If the dividend rate on the Preferred Shares exceeds the net rate of return on the Trust's portfolio, the leverage will result in a lower rate of return to the holders of common shares than if the Trust had not issued Preferred Shares. Because the long-term municipal bonds in which the Trust invests will typically pay fixed rates of interest while the dividend rate on the Preferred Shares will be adjusted periodically, this could occur even when both long-term and short-term municipal rates rise. In addition, the Trust will pay (and the holders of common shares will bear) any costs and expenses relating to the issuance and ongoing maintenance of the Preferred Shares. Accordingly, the Trust cannot assure you that the issuance of Preferred Shares will result in a higher yield or return to the holders of the common shares.

Similarly, any decline in the net asset value of the Trust's investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Trust's portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common shares than if the Trust were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. The Trust might be in danger of failing to maintain the required 200% asset coverage or of losing its ratings on the Preferred Shares or, in an extreme case, the Trust's current investment income might not be sufficient to meet the dividend requirements on the Preferred Shares. In order to counteract such an event, the Trust might need to liquidate investments in order to fund a redemption of some or all of the Preferred Shares. Liquidation at times of low municipal bond prices may result in capital loss and may reduce returns to the holders of common shares.

Tender Option Bond Risk. Residual interest municipal tender option bonds are derivative municipal bond securities that have embedded in them the risk of economic leverage. An investment in these securities typically will involve greater risk than an investment in a fixed rate municipal bond.

Distributions on the residual interests will bear an inverse relationship to short-term municipal bond interest rates. Distributions on the residual interests paid to the Trust will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. The amount of such reduction or increase is a function, in part, of the amount of short-term floating rate interests sold by the issuer of these securities relative to the amount of residual interests that it sells. The greater the amount of short-term floating rate interests sold relative to the residual interests, the more volatile the distributions on the residual interests will be. The value of a residual interest municipal tender option bond also is generally more volatile than that of a fixed rate municipal bond. In addition, the market for these residual interest may not be liquid, which increases the volatility of these derivative instruments and means that the Trust may not be able to sell them when it desires to do so. If the Trust invests in highly leveraged residual interest municipal tender option bonds, the Trust may lose money in excess of the amount of its investment, up to an amount equal to the value of the municipal bonds underlying the residual interest owned by the Trust.

Residual interest municipal tender option bonds generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, the Trust's investment in residual interest municipal tender option bonds likely will adversely affect the Trust's net asset value per share and income and distributions to shareholders.

General Leverage Risk.    Although the use of leverage by the Trust may create an opportunity for higher total return, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on municipal bonds to which the Trust has exposure through the use of leverage are greater than the payments due on the related short-term floating rate interests, the Trust's returns will be greater than if leverage had not been used. Conversely, if the income and gains from those municipal bonds do not cover the payments due in connection with the leverage used, the return will be less than if the economic leverage had not been used. BlackRock nevertheless may determine to continue to use leverage if it expects that the benefits to the Trust's shareholders will outweigh the risk of a reduced return. There is no assurance that the Trust's leverage strategy will be successful. Leverage involves risks and special considerations that shareholders should consider, including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the shares than a comparable portfolio without leverage; and

•	the effect of leverage in a declining market, which is likely to cause greater decline in the net asset value of the common shares than if the Trust were not leveraged, which may result in greater decline in the market price of the common shares.

While the Trust may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Trust will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the holders of common shares. Changes in the future direction of interest rates are very difficult to predict accurately. If the Trust were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to holders of common shares relative to the circumstance where the Trust had not reduced leverage. The Trust may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

The Trust may invest in the securities of other investment companies. Such securities may also be leveraged and will therefore be subject to the leverage risks described above. This additional leverage may in certain market conditions reduce the net asset value of the Trust's common shares and the returns to the holders of common shares.

Volatility Risk.    The use of leverage by the Trust will cause the net asset value, and possibly the market price, of the Trust's common shares to fluctuate significantly in response to changes in interest rates and other economic indicators. In addition, the Trust may invest a significant portion of its assets in non-investment grade municipal bonds, which may be less liquid and therefore more volatile than investment grade municipal bonds. As a result, the net asset value and market price of the common shares of the Trust will be more volatile than those of a closed-end investment company that is not exposed to leverage or that does not invest such a significant amount of its assets in non-investment grade municipal bonds.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions on those shares can decline. In addition, during any periods of rising inflation, short-term rates would likely increase, which would tend to further reduce returns on any residual interest municipal tender option bonds owned by the Trust and therefore reduce returns to the holders of common shares.

Non-Diversification Risk.    The Trust has registered as a ‘‘non-diversified’’ investment company under the Investment Company Act. For Federal income tax purposes, the Trust, with respect to up to 50% of its total assets, will be able to invest more than 5% (but not more than 25%, except for investments in United States government securities and securities of other regulated investment companies, which are not limited for tax purposes) of the value of its total assets in the obligations of any single issuer or the securities of one or more qualified publicly traded partnerships. To the extent the Trust invests a relatively high percentage of its assets in the obligations of a limited number of issuers, the Trust may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

Economic Sector and Geographic Risk.    The Trust reserves the right to invest up to 25% of its total assets in municipal obligations of issuers in the same state (or U.S. territory) or in industrial development bonds of similar types of projects, including without limitation the following: lease rental obligations of state and local authorities; obligations dependent on annual appropriations by a state's legislature for payment; obligations of state and local housing finance authorities, municipal utilities systems or public housing authorities; obligations of hospitals or life care facilities; and industrial development or pollution control bonds issued for electrical utility systems, steel companies, paper companies or other purposes. This may make the Trust more susceptible to adverse economic, political or regulatory occurrences affecting a particular state or economic sector. For example, health care related issuers are susceptible to Medicare, Medicaid and other third party payor reimbursement policies, and national and state health care legislation. As concentration increases, so does the potential for fluctuation in the net asset value of the Trust's common shares. For purposes of determining compliance with this limitation, the Trust will apply the value of a residual interest tender option bond backed by municipal obligations of issuers located in the same state or industrial development bonds of similar types of projects toward the 25% limitation, and not the value of the municipal obligations or industrial development bonds underlying the residual interest.

Alternative Minimum Tax Risk.    The Trust expects that a portion of the interest or income it produces will be includable in alternative minimum taxable income. Exempt interest dividends also are likely to be subject to state and local income taxes. Distributions of any capital gain or other taxable income will be taxable to shareholders. The Trust may not be a suitable investment for investors subject to the Federal alternative minimum tax or who would become subject to such tax by investing in the Trust. Common shares may not be a suitable investment for investors who are subject to the Federal alternative minimum tax or who would become subject to such tax by purchasing common shares. The suitability of an investment in common shares will depend upon a comparison of the after-tax yield likely to be provided from the Trust with that from comparable tax-exempt investments not subject to the alternative minimum tax, and from comparable fully taxable investments, in light of each such investor's tax position. Special considerations apply to corporate investors.

Market Disruption and Geopolitical Risk. The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world may have resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Trust does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and securities markets. Given the risks described above, an investment in the common shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Trust.

Anti-Takeover Provisions. The Trust's Amended and Restated Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Trust or convert the Trust to open-end status. These provisions could deprive the holders of common shares of opportunities to sell their common shares at a premium over the then current market price of the common shares or at net asset value.

 HOW THE TRUST MANAGES RISK

Investment Limitations

The Trust has adopted certain investment limitations designed to limit investment risk. These limitations are fundamental policies and may not be changed without the approval of the holders of a majority of the outstanding common shares and, if issued, Preferred Shares voting together as a single class, and the approval of the holders of a majority of the Preferred Shares voting as a separate class. Among other restrictions, the Trust may not invest more than 25% of its total assets in securities of issuers in any one industry (as defined by the Securities and Exchange Commission's industry codes), except that this limitation does not apply to municipal bonds backed by the assets and revenues of governments or political subdivisions of governments. The Trust may become subject to guidelines which are more limiting than its investment restrictions in order to obtain and maintain ratings from Moody's or S&P on any Preferred Shares that it may issue. The Trust does not anticipate that such guidelines would have a material adverse effect on the Trust's common shareholders or the Trust's ability to achieve its investment objective. See ‘‘Investment Objective and Policies’’ in the Statement of Additional Information for a complete list of the fundamental and non-fundamental investment policies of the Trust.

Quality of Investments

Substantially all of the municipal bonds owned by the Trust will be rated below investment grade; however, because the Trust will have economic exposure to additional municipal bonds through its ownership of residual interest tender option bonds, at least 50% of the Trust's economic exposure to investment securities under normal market conditions will be to municipal bonds that at the time of investment are rated investment grade quality. Economic exposure to municipal bonds includes bonds owned by the Trust and bonds to which the Trust is exposed through the ownership of residual interest tender option bonds. Investment grade quality bonds are bonds rated within the four highest grades (‘‘Baa’’ or ‘‘BBB’’ or better by Moody's, S&P or Fitch or bonds that are unrated but judged to be of comparable quality by the Trust's Advisor or Sub-Advisor.

Limited Investment in Tender Option Bonds

The Trust will not invest more than 25% of its net assets in residual interest municipal tender option bonds, measured at the time of investment.

Management of Investment Portfolio and Capital Structure to Limit Leverage Risk

The Trust may take certain actions if short-term interest rates increase or market conditions otherwise change (or the Trust anticipates such an increase or change) and the Trust's leverage begins (or is expected) to adversely affect common shareholders. In order to attempt to offset such a negative impact of leverage on common shareholders, the Trust may shorten the average maturity of its investment portfolio (by investing in short-term, high quality securities) or may extend the auction period of outstanding Preferred Shares. The Trust may also attempt to reduce the leverage by redeeming or otherwise purchasing Preferred Shares or by unwinding tender option bond transactions in which it has invested. As explained above under "Risks—General Leverage Risk," the success of any such attempt to limit leverage risk depends on BlackRock's ability to accurately predict interest rate or other market changes. Because of the difficulty of making such predictions, the Trust may never attempt to manage its capital structure in the manner described in this paragraph.

Hedging Strategies

The Trust may use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures or options based on either an index of long-term municipal securities or on taxable debt securities whose prices, in the opinion of BlackRock, correlate with the prices of the Trust's investments. Successful implementation of most hedging strategies would generate taxable income.

 MANAGEMENT OF THE TRUST

Trustees and Officers

The board of trustees is responsible for the overall management of the Trust, including supervision of the duties performed by BlackRock. There are ten trustees of the Trust. A majority of the trustees are not ‘‘interested persons’’ (as defined in the Investment Company Act) of the Trust. The name and business address of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth under ‘‘Management of the Trust’’ in the Statement of Additional Information.

Investment Advisor and Sub-Advisor

BlackRock Advisors acts as the Trust’s investment advisor. BlackRock Financial Management acts as the Trust’s sub-advisor. BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and BlackRock Financial Management, located at 40 East 52nd Street, New York, New York 10022, are wholly owned subsidiaries of BlackRock, Inc., which is one of the largest publicly traded investment management firms in the United States with approximately $428 billion of assets under management as of September 30, 2005. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products, including the BlackRock Funds™ and BlackRock Liquidity Funds™. In addition, BlackRock provides risk management and investment system services to institutional investors under the BlackRock Solutions® name.

The BlackRock organization has over 17 years of experience managing closed-end products and, as of September 30, 2005, advised a closed-end family of 56 active funds with approximately $17.3 billion in assets. BlackRock has $287 billion in fixed income assets under management as of September 30, 2005, including $34 billion in municipal assets firm-wide. Clients are served from the company’s headquarters in New York City, as well as offices in Boston, Chicago, Edinburgh, Hong Kong, San Francisco, Singapore, Sydney, Tokyo and Wilmington. BlackRock, Inc. is a member of The PNC Financial Services Group, Inc. (‘‘PNC’’), one of the largest diversified financial services organizations in the United States, and is majority owned by PNC and by BlackRock employees.

Investment Philosophy. BlackRock's investment decision-making process for the municipal bond sector is subject to the same discipline, oversight and investment philosophy that the firm applies to other sectors of the fixed income market.

BlackRock uses a relative value strategy that evaluates the trade-off between risk and return to seek to achieve the Trust's investment objective of generating current income exempt from regular Federal income tax. This strategy is combined with disciplined risk control techniques and applied in sector, sub-sector and individual security selection decisions. BlackRock's extensive personnel and technology resources are the key drivers of the investment philosophy.

BlackRock's Municipal Bond Team. BlackRock uses a team approach in managing municipal portfolios. BlackRock believes that this approach offers substantial benefits over one that is dependent on the market wisdom or investment expertise of only a few individuals.

BlackRock's municipal bond team involved with the Trust includes three portfolio managers with an average experience of 23 years and six credit research analysts with an average experience of 15 years. Kevin M. Klingert, senior portfolio manager and head of municipal bonds at BlackRock, leads the team, a position he has held since joining BlackRock in 1991. A Managing Director since 1996, Mr. Klingert was a Vice President from 1991 through 1993 and a Director in 1994 and 1995. Mr. Klingert has over 20 years of experience in the municipal market. Prior to joining BlackRock in 1991, Mr. Klingert was an Assistant Vice President at Merrill Lynch, Pierce, Fenner & Smith Incorporated, which he joined in 1985.

The portfolio management team also includes James McGinley and F. Howard Downs. Mr. McGinley has been a portfolio manager and a member of the Investment Strategy Group at BlackRock since 1999. Prior to joining BlackRock in 1999, Mr. McGinley was Vice President of Municipal Trading from 1996 to 1999 and Manager of the Municipal Strategy Group from 1995 to 1999 with Prudential Securities Incorporated. Mr. McGinley joined Prudential Securities Incorporated in 1993 as an Associate in Municipal Research. F. Howard Downs has been a portfolio manager since joining BlackRock in 1999. Prior to joining BlackRock in 1999, Mr. Downs was a Vice President, Institutional Salesman and Sales Manager from 1990 to 1999 at William E. Simon & Sons Municipal

Securities, Inc. Mr. Downs was one of the original employees of William E. Simon & Sons Municipal Securities, Inc., founded in 1990, and was responsible for sales of municipal bonds.

As of September 30, 2005, BlackRock's municipal bond portfolio managers were responsible for over 100 municipal bond portfolios and over $26 billion in municipal bonds. Municipal mandates include the management of open- and closed-end mutual funds, municipal-only separate accounts or municipal allocations within larger institutional mandates. In addition, BlackRock manages 12 municipal liquidity accounts valued at approximately $7.8 billion. The team currently manages 37 closed-end municipal funds with over $9.3 billion in assets under management.

BlackRock's Investment Process. BlackRock has in-depth expertise in the fixed income market. BlackRock applies the same risk-controlled, active sector rotation style to the management process for all of its fixed income portfolios. BlackRock believes that it is unique in its integration of taxable and municipal bond specialists. Both taxable and municipal bond portfolio managers share the same trading floor and interact frequently for determining the firm's overall investment strategy. This interaction allows each portfolio manager to access the combined experience and expertise of the entire portfolio management group at BlackRock.

BlackRock's portfolio management process emphasizes research and analysis of specific sectors and securities, not interest rate speculation. BlackRock believes that market-timing strategies can be highly volatile and potentially produce inconsistent results. Instead, BlackRock thinks that value over the long-term is best achieved through a risk-controlled approach, focusing on sector allocation, security selection and yield curve management.

In the municipal market, BlackRock believes one of the most important determinants of value is supply and demand. BlackRock's ability to monitor investor flows and the frequency and seasonality of issuance is helpful in anticipating the supply and demand for sectors. BlackRock believes that the breadth and expertise of its municipal bond team allow it to anticipate issuance flows, forecast which sectors are likely to have the most supply and plan its investment strategy accordingly.

BlackRock also believes that over the long-term, intense credit analysis will add incremental value and avoid significant relative performance impairments. The municipal credit team is led by Susan C. Heide, Ph.D., who has been, since 1999, Managing Director, Head of Municipal Credit Research. From 1995 to 1999, Dr. Heide was a Director and Head of Municipal Credit Research. Dr. Heide specializes in the credit analysis of municipal securities and supervises the team of municipal bond analysts that assists with the ongoing surveillance of approximately $26 billion in municipal bonds managed by BlackRock.

Prior to joining BlackRock as a Vice President and Head of Municipal Credit Research in 1993, Dr. Heide was Director of Research and a portfolio manager at OFFITBANK. For eight years prior to this assignment (1984 to 1992), Dr. Heide was with American Express Company's Investment Division where she was the Vice President of Credit Research, responsible for assessing the creditworthiness of $6 billion in municipal securities. Dr. Heide began her investment career in 1983 at Moody's Investors Service, Inc. where she was a municipal bond analyst.

Dr. Heide initiated the Disclosure Task Force of the National Federation of Municipal Analysts in 1988 and was co-chairperson of this committee from its inception through the completion of the Disclosure Handbook for Municipal Securities—1992 Update, published in January 1993. Dr. Heide has authored a number of articles on municipal finance and edited The Handbook of Municipal Bonds published in the fall of 1994. Dr. Heide was selected by The Bond Buyer as a first team All-American Municipal Analyst in 1990 and was recognized in subsequent years.

Dr. Heide has spoken at numerous industry groups on various topics related to municipal bonds, such as the institutional investors' perspective of municipal credit. Dr. Heide earned a B.A. degree in history from Marlboro College in 1967, and a Ph.D. degree in American urban history from Boston University in 1984.

BlackRock's approach to credit risk incorporates a combination of sector-based, top-down macro-analysis of industry sectors to determine relative weightings with a name-specific

(issuer-specific), bottom-up detailed credit analysis of issuers and structures. The sector-based approach focuses on rotating into sectors that are undervalued and exiting sectors when fundamentals or technicals become unattractive. The name-specific approach focuses on identifying special opportunities where the market undervalues a credit, and devoting concentrated resources to research the credit and monitor the position. BlackRock's analytical process focuses on anticipating change in credit trends before market recognition. Credit research is a critical, independent element of BlackRock's municipal process.

Investment Management Agreements

Pursuant to an investment management agreement between BlackRock Advisors and the Trust, the Trust has agreed to pay for the investment advisory services and facilities provided by BlackRock Advisors a fee payable monthly in arrears at an annual rate equal to 1.00% of the average weekly value of the Trust's net assets (the ‘‘Management Fee’’). BlackRock Advisors has voluntarily agreed to waive receipt of a portion of its Management Fee in the amount of ..40% of the average weekly value of the Trust's net assets for the first five years of the Trust's operations (through January 31, 2011) and for a declining amount for an additional three years (through January 31, 2014).

In addition, with the approval of the board of trustees, including a majority of the independent trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Trust operations (other than the provision of services required under the investment management agreement) of all personnel employed by BlackRock Advisors who devote substantial time to Trust operations may be reimbursed, at cost to BlackRock Advisors. BlackRock Advisors currently anticipates that it may be reimbursed for employees that provide pricing, secondary market support and compliance services to the Trust, subject to the approval of the board of trustees, including a majority of the independent trustees.

BlackRock Advisors will pay to BlackRock Financial Management for sub-advisory services pursuant to a sub-investment advisory agreement between the Trust, BlackRock Advisors and BlackRock Financial Management a fee equal to: (i) prior to January 31, 2007, 38% of the monthly management fees received by BlackRock Advisors; (ii) from January 31, 2007 to January 31, 2008, 19% of the monthly management fees received by BlackRock Advisors; and (iii) after January 31, 2008, 0% of the management fees received by BlackRock Advisors; provided thereafter that Black Rock Financial Management may be compensated at cost for any services rendered to the Trust at the request of BlackRock Advisors and approved of by the board of trustees.

In addition to the Management Fee of BlackRock Advisors, the Trust pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with BlackRock Advisors), custodian, transfer and dividend disbursing agent expenses, legal fees, leverage expenses, if any, rating agency fees, if any, listing fees and expenses, expenses of independent registered public accounting firms, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

 NET ASSET VALUE

The net asset value of the common shares of the Trust will be computed based upon the value of the Trust’s portfolio securities and other assets. Net asset value per common share will be determined daily on each day that the New York Stock Exchange is open for business as of the close of the regular trading session on the New York Stock Exchange. The Trust calculates net asset value per common share by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Trust (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Trust.

The Trust values its investments primarily by using market quotations. Short-term debt investments having a remaining maturity of 60 days or less when purchased and debt investments originally purchased with maturities in excess of 60 days but which currently have maturities of

60 days or less may be valued at cost adjusted for amortization of premiums and accretion of discounts. Any investments and other assets for which such current market quotations are not readily available are valued at fair value (‘‘Fair Valued Assets’’) as determined in good faith under procedures established by, and under the general supervision and responsibility of, the Trust’s board of trustees. The Advisor and/or Sub-Advisor will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to a valuation committee. The valuation committee may accept, modify or reject any recommendations. The pricing of all Fair Value Assets shall be subsequently reported to the Trust’s board of trustees.

When determining the price for a Fair Value Asset, the Advisor and/or Sub-Advisor will seek to determine the price that the Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Advisor and/or Sub-Advisor deem relevant.

 DISTRIBUTIONS

Commencing with the Trust's initial dividend, the Trust intends to make regular monthly cash distributions of all or a portion of its net tax-exempt interest and investment company taxable income to common shareholders after payment of dividends on any Preferred Shares of the Trust that may be outstanding. We expect to declare the initial monthly dividend on the Trust's common shares within approximately 45 days after completion of this offering and to pay that initial monthly dividend approximately 60 to 90 days after completion of this offering. The Trust will pay common shareholders annually at least 90% of its net tax-exempt interest and investment company taxable income in order to qualify as a regulated investment company for Federal income tax purposes. In addition, the Trust intends to distribute, on an annual basis, all or substantially all of its taxable net income and capital gains to its shareholders so that the Trust will not be subject to Federal income or excise taxes.

Various factors will affect the level of the Trust's net tax-exempt interest and investment company taxable income, such as its asset mix, the amount of leverage utilized by the Trust and the effects thereof and the movement of interest rates for municipal bonds. To permit the Trust to maintain more stable monthly distributions, the Trust may from time to time distribute less than the entire amount earned in a particular period. The income would be available to supplement future distributions. As a result, the distributions paid by the Trust for any particular month may be more or less than the amount actually earned by the Trust during that month. Undistributed earnings will add to the Trust's net asset value and, correspondingly, distributions from undistributed earnings and from capital, if any, will deduct from the Trust's net asset value. Shareholders will automatically have all dividends and distributions reinvested in common shares issued by the Trust or common shares of the Trust purchased in the openmarket in accordance with the Trust's Dividend Reinvestment Plan, unless an election is made to receive cash. See ‘‘Dividend Reinvestment Plan.’’

 DIVIDEND REINVESTMENT PLAN

Unless the registered owner of common shares elects to receive cash by contacting the Plan Agent (as defined below), all dividends declared for your common shares of the Trust will be automatically reinvested by Computershare (the ‘‘Plan Agent’’), agent for shareholders in administering the Trust’s Dividend Reinvestment Plan (the ‘‘Plan’’), in additional common shares of the Trust. If a registered owner of common shares elects not to participate in the Plan, you will receive all dividends in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by Computershare, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting Computershare, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Trust for you. If you wish for all dividends declared on your common shares of the Trust to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Agent will open an account for each common shareholder under the Plan in the same name in which such shareholder’s common shares are registered. Whenever the Trust declares a dividend or other distribution (together, a ‘‘dividend’’) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Trust (‘‘newly issued common shares’’) or (ii) by purchase of outstanding common shares on the open market (‘‘open-market purchases’’) on the New York Stock Exchange or elsewhere.

If, on the payment date for any dividend, the market price per common share plus estimated brokerage commissions is greater than the net asset value per common share (such condition being referred to herein as ‘‘market premium’’), the Plan Agent will invest the dividend amount in newly issued common shares, including fractions, on behalf of the participants. The number of newly issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus estimated brokerage commissions (such condition being referred to herein as ‘‘market discount’’), the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Agent will have until the last business day before the next date on which the common shares trade on an ‘‘ex-dividend’’ basis or 120 days after the payment date for such dividend, whichever is sooner (the ‘‘last purchase date’’), to invest the dividend amount in common shares acquired in open-market purchases. It is contemplated that the Trust will pay monthly dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of each dividend through the date before the ‘‘ex-dividend’’ date of the third month of the quarter. If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the dividend had been paid in newly issued common shares on the dividend payment date. Because of the foregoing difficulty with respect to open market purchases, if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued common shares at the net asset value per common share at the close of business on the last purchase date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See ‘‘Tax Matters.’’ Participants that request a sale of shares through the Plan Agent are subject to $2.50 sales fee and a brokerage commission of $.15 per share sold.

The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at Computershare, 250 Royall Street, Canton, Massachusetts 02021; telephone: (800) 699-1236.

 DESCRIPTION OF SHARES

Common Shares

The Trust is a statutory trust organized under the laws of Delaware pursuant to an Amended and Restated Agreement and Declaration of Trust dated as of December 1, 2005. The Trust is authorized to issue an unlimited number of common shares of beneficial interest, par value $.001 per share. Each common share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable, except that the trustees shall have the power to cause shareholders to pay expenses of the Trust by setting off charges due from shareholders from declared but unpaid dividends or distributions owed the shareholders and/or by reducing the number of common shares owned by each respective shareholder. If the Trust issues Preferred Shares, the holders of common shares would not be entitled to receive any distributions from the Trust unless all accrued dividends on Preferred Shares have been paid, unless asset coverage (as defined in the Investment Company Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the Preferred Shares have been met. See ‘‘—Preferred Shares’’ below. All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Trust will send annual and semi-annual reports, including financial statements, to all holders of its shares.

The Trust has no present intention of offering any additional shares other than, from time to time, Preferred Shares and the common shares it may issue under the Trust's Plan. Any additional offerings of shares will require approval by the Trust's board of trustees. Any additional offering of common shares will be subject to the requirements of the Investment Company Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Trust's outstanding voting securities.

The Trust anticipates that its common shares will be listed on the New York Stock Exchange under the symbol ‘‘BTA.’’ Net asset value will be reduced immediately following the offering of common shares by the amount of the sales load and the amount of the offering expenses paid by the Trust. See ‘‘Summary of Trust Expenses.’’

The Trust's net asset value per share generally increases when interest rates decline, and decreases when interest rates rise, and these changes would be likely to be greater in the event that the Trust implements a leveraged capital structure. Net asset value will be reduced immediately following the offering of common shares by the amount of the sales load and the amount of the offering expenses paid by the Trust. See ‘‘Use of Proceeds.’’

Unlike open-end funds, closed-end funds like the Trust do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the New York Stock Exchange or otherwise. Shares of closed-end investment companies frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Trust that invest predominantly in investment grade municipal bonds have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), call protection on its portfolio securities, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions and other factors beyond the control of the Trust, the Trust cannot assure you that common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase. See the Statement of Additional Information under ‘‘Repurchase of Common Shares.’’

Preferred Shares

The Agreement and Declaration of Trust provides that the Trust's board of trustees may authorize and issue Preferred Shares with rights as determined by the board of trustees, by action of the board of trustees without the approval of the holders of the common shares. Holders of common shares have no preemptive right to purchase any Preferred Shares that might be issued.

The Trust's board of trustees has indicated its intention to authorize offerings of Preferred Shares, from time to time, representing up to 50% of the Trust's capital immediately after the Preferred Shares are issued, occurring from time to time and subject to market conditions and to the board of trustees' continuing belief that leveraging the Trust's capital structure through the issuance of Preferred Shares is likely to achieve the potential benefits to the holders of common shares described in this prospectus. Accordingly, the Trust may conduct other offerings of Preferred Shares in the future subject to the same percentage restriction, after giving effect to previously issued Preferred Shares and in light of the amount of economic leverage to which the Trust is exposed through its investment in residual interest tender option bonds. As noted above, the Trust will not issue Preferred Shares if it would cause the Trust's combined leverage through issuances of Preferred Shares and investment in residual interest tender option bonds to exceed 50% of the value of the investment securities to which the Trust has economic exposure. We cannot assure you, however, that any Preferred Shares will be issued.

Although the terms of any Preferred Shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the board of trustees, subject to applicable law and the Amended and Restated Agreement and Declaration of Trust, it is likely that the Preferred Shares will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term tax-exempt debt securities, by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. The Trust also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the Preferred Shares will be similar to those stated below.

Liquidation Preference.    In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Trust, the holders of Preferred Shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Trust.

Voting Rights.    The Investment Company Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of common shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the trustees of the Trust at any time dividends on any Preferred Shares are unpaid for two years. The Investment Company Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Preferred Shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the Investment Company Act, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. As a result of these voting rights, the Trust's ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The board of trustees presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of Preferred Shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the Investment Company Act) and will vote together with holders of common shares as a single class.

The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.

Redemption, Purchase and Sale of Preferred Shares by the Trust.    The terms of the Preferred Shares are expected to provide that (1) they are redeemable by the Trust in whole or in part at the original purchase price per share plus accrued dividends per share, (2) the Trust may tender for or purchase Preferred Shares and (3) the Trust may subsequently resell any Preferred Shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Trust will reduce the leverage applicable to the common shares, while any resale of shares by the Trust will increase that leverage.

The discussion above describes the possible offering of Preferred Shares by the Trust. If the board of trustees determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Trust's Amended and Restated Agreement and Declaration of Trust. The board of trustees, without the approval of the holders of common shares, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

The Trust intends to apply for ratings for any Preferred Shares from Moody's and/or S&P. In order to obtain and maintain the required ratings, the Trust will be required to comply with investment quality, diversification and other guidelines established by Moody's and/or S&P. Such guidelines will likely be more restrictive than the restrictions set forth above. The Trust does not anticipate that such guidelines would have a material adverse effect on the Trust's holders of common shares or its ability to achieve its investment objective. The Trust presently anticipates that any Preferred Shares that it intends to issue would be initially given the highest ratings by Moody's (Aaa) or by S&P (AAA), but no assurance can be given that such ratings will be obtained. No minimum rating is required for the issuance of Preferred Shares by the Trust. Moody's and S&P receive fees in connection with their ratings issuances.

ANTI-TAKEOVER PROVISIONS IN THE AMENDED AND RESTATED
AGREEMENT AND DECLARATION OF TRUST

The Amended and Restated Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of its board of trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Trust. Such attempts could have the effect of increasing the expenses of the Trust and disrupting the normal operation of the Trust. The board of trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the board of trustees. A trustee may be removed from office for cause only, and not without cause, and only by the action of a majority of the remaining trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective trustee.

In addition, the Trust’s Amended and Restated Agreement and Declaration of Trust requires the favorable vote of a majority of the Trust’s board of trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the trustees, in which case ‘‘a majority of the outstanding voting securities’’ (as defined in the Investment Company Act) of the Trust shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a ‘‘Principal Shareholder’’) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of all outstanding classes or series of shares of beneficial interest of the Trust.

The 5% holder transactions subject to these special approval requirements are: the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder; the issuance of any securities of the Trust to any Principal Shareholder for cash, except pursuant to any automatic dividend reinvestment plan; the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Trust, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or the sale, lease or exchange to the Trust or any subsidiary of the Trust, in exchange for securities of the Trust, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Trust, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

To convert the Trust to an open-end investment company, the Trust’s Amended and Restated Agreement and Declaration of Trust requires the favorable vote of a majority of the board of the trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Trust, voting separately as a class or series, unless such amendment has been approved by at least 80% of the trustees, in which case ‘‘a majority of the outstanding voting securities’’ (as defined in the Investment Company Act) of the Trust shall be required. The foregoing vote would satisfy a separate requirement in the Investment Company Act that any conversion of the Trust to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, we anticipate conversion of the Trust to an open-end investment company might not occur until 90 days after the shareholders’ meeting at which such conversion was approved and would also require at least 10 days’ prior notice to all shareholders. Conversion of the Trust to an open-end investment company would require the redemption of outstanding Preferred Shares, if any, which could eliminate or alter the leveraged capital structure of the Trust with respect to the common shares. Following any such conversion, it is possible that certain of the Trust’s investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the common shares would cease to be listed on the New York Stock Exchange or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the Investment Company Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Trust expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash and securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Trust were converted to an open-end fund, it is likely that new shares would be sold at net asset value plus a sales load. The board of trustees believes, however, that the closed-end structure is desirable in light of the Trust’s investment objective and policies. Therefore, you should assume that it is not likely that the board of trustees would vote to convert the Trust to an open-end fund.

For the purposes of calculating ‘‘a majority of the outstanding voting securities’’ under the Trust’s Amended and Restated Agreement and Declaration of Trust, each class and series of the Trust shall vote together as a single class, except to the extent required by the Investment Company Act or the Trust’s Amended and Restated Agreement and Declaration of Trust, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

The Declaration of Trust also provides that the Trust may be liquidated upon the approval of 80% of the trustees.

The board of trustees has determined that provisions with respect to the board of trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the Investment Company Act, are in the best interest of shareholders generally. For a more complete explanation, see the Trust’s Amended and Restated Agreement and Declaration of Trust, on file with the Securities and Exchange Commission, for the full text of these provisions.

 CLOSED-END TRUST STRUCTURE

The Trust is a non-diversified, closed-end management investment company with no operating history (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at ‘‘net asset value.’’ Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage a mutual fund’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objective, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

Shares of closed-end funds frequently trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Trust’s board of trustees might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Trust’s board of trustees will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. The board of trustees might also consider converting the Trust to an open-end mutual fund, which would also require a vote of the shareholders of the Trust.

 REPURCHASE OF COMMON SHARES

Shares of closed-end investment companies often trade at a discount to their net asset value, and the Trust’s common shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Trust’s common shares will be determined by such factors as relative demand for and supply of such common shares in the market, the Trust’s net asset value, general market and economic conditions and other factors beyond the control of the Trust. See ‘‘Net Asset Value.’’ Although the Trust’s common shareholders will not have the right to redeem their common shares, the Trust may take action to repurchase common shares in the open market or make tender offers for its common shares. This may have the effect of reducing any market discount from net asset value.

There is no assurance that, if action is undertaken to repurchase or tender for common shares, such action will result in the common shares’ trading at a price which approximates their net asset value. Although share repurchases and tenders could have a favorable effect on the market price of the Trust’s common shares, you should be aware that the acquisition of common shares by the Trust will decrease the capital of the Trust and, therefore, may have the effect of increasing the Trust’s expense ratio and decreasing the asset coverage with respect to any Preferred Shares outstanding. Any share repurchases or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934, as amended, the Investment Company Act and the principal stock exchange on which the common shares are traded.

 TAX MATTERS

The discussion below and in the Statement of Additional Information provides general tax information related to an investment in the common shares. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service retroactively or prospectively. This discussion does not purport to be complete or to deal with all aspects of Federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes you are a U.S. shareholder and that you hold your shares as a capital asset. Prospective investors should consult their own tax advisers with regard to the Federal tax consequences of the purchase, ownership, or disposition of common stock of the Trust, as well as the tax consequences arising under the laws of any state, non-U.S. country, or other taxing jurisdiction.

The Trust primarily invests in municipal bonds the income of which is exempt from regular Federal income tax. Consequently, the regular monthly dividends you receive will generally be exempt from regular Federal income tax. A portion of these dividends, however, may be subject to the Federal alternative minimum tax and are likely to be subject to state and local income taxes.

Although the Trust does not seek to realize taxable income or capital gains, the Trust may realize and distribute taxable income or capital gains from time to time as a result of the Trust's normal investment activities. The Trust will distribute at least annually any taxable income or realized capital gains. Distributions of net short-term capital gains are taxable as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your common shares. In addition, gain realized by the Trust from the disposition of a tax-exempt municipal obligation that is attributable to accrued market discount will be treated as ordinary income rather than capital gain, and thus may increase the amount of ordinary income dividends received by holders of common shares. Dividends will not qualify for a dividends received deduction generally available to corporate shareholders.

Certain ordinary income dividends paid to individuals with respect to taxable years beginning on or before December 31, 2008 will be eligible for taxation at the rates applicable to long-term capital gains (currently at a maximum rate of 15%) provided that certain holding period and other requirements are met by the Trust and the shareholders.

Each year, you will receive a year-end statement designating the amounts of tax-exempt dividends, capital gain dividends and ordinary income dividends paid to you during the preceding year, including the source of investment income by state and the portion of income that is subject to the Federal alternative minimum tax. You will receive this statement from the firm where you purchased your common shares if you hold your investment in street name; the Trust will send you this statement if you hold your shares in registered form.

The tax status of your dividends is not affected by whether you reinvest your dividends or receive them in cash.

In order to avoid corporate taxation of its taxable income and be permitted to pay tax-exempt dividends, the Trust must elect to be treated as a regulated investment company under Subchapter M of the Code and meet certain requirements that govern the Trust's sources of income, diversification of assets and distribution of earnings to shareholders. The Trust intends to make such an election and meet these requirements. If the Trust failed to do so, the Trust would be required to pay corporate taxes on its taxable income and all the distributions would be taxable as ordinary income to the extent of the Trust's earnings and profits. In particular, in order for the Trust to pay tax-exempt dividends, at least 50% of the value of the Trust's total assets must consist of tax-exempt obligations on a quarterly basis. The Trust intends to meet this requirement. If the Trust failed to do so, it would not be able to pay tax-exempt dividends and your distributions attributable to interest received by the Trust from any source would be taxable as ordinary income to the extent of the Trust's earnings and profits.

The redemption, sale or exchange of common shares normally will result in capital gain or loss to the holders of common shares who hold their shares as capital assets. Generally, a shareholder's gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such common shares is attributable to tax-exempt interest income. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are currently taxed at a maximum rate of 15%, while short-term capital gains and other ordinary income are currently taxed at a maximum rate of 35%.

No loss will be allowed on the redemption, sale or exchange of common shares if the shareholder purchases other common shares of the Trust (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire shares that are substantially identical to common shares of the Trust within a period of 61 days beginning 30 days before and ending 30 days after such redemption, sale or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. Further, any losses realized on the redemption, sale or exchange of common shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to such common shares and, if not disallowed, such losses will be treated as long-term capital losses to the extent of any capital gain dividends received (or amounts credited as undistributed capital gains) with respect to such common shares.

The Trust may be required to withhold taxes on certain of your dividends if you have not provided the Trust with your correct taxpayer identification number (if you are an individual, normally your Social Security number), or if you are otherwise subject to back-up withholding. If you receive Social Security benefits, you should be aware that tax-free income is taken into account in calculating the amount of these benefits that may be subject to Federal income tax. If you borrow money to buy Trust shares, you may not be permitted to deduct the interest on that loan. Under Federal income tax rules, Trust shares may be treated as having been bought with borrowed money even if the purchase of the Trust shares cannot be traced directly to borrowed money. Holders are urged to consult their own tax advisors regarding the impact of an investment in common shares upon the deductibility of interest payable by the holder.

If you are subject to the Federal alternative minimum tax, a portion of your regular monthly dividends may be taxable.

State and Local Tax Matters

The exemption from Federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local taxing authority. In some states, the portion of any exempt-interest dividend that is derived from interest received by a regulated investment company on its holdings of that state's securities and its political subdivisions and instrumentalities is exempt from that state's income tax. Therefore, the Trust will report annually to its shareholders the percentage of interest income earned by the Trust during the preceding year on tax-exempt obligations indicating, on a state-by-state basis, the source of such income. Shareholders of the Trust are advised to consult with their own tax advisors about state and local tax matters.

Please refer to the Statement of Additional Information for more detailed information. You are urged to consult your tax advisor.

 UNDERWRITING

Subject to the terms and conditions of a purchase agreement dated           , 2006, each Underwriter named below, for which Merrill Lynch, Pierce, Fenner & Smith Incorporated is acting as representative, has severally agreed to purchase, and the Trust has agreed to sell to such Underwriter, the number of common shares set forth opposite the name of such Underwriter.

Underwriter	Number of Common Shares
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Advest, Inc.
BB&T Capital Markets, a division of Scott & Stringfellow, Inc.
Robert W. Baird & Co. Incorporated
Ferris, Baker Watts, Incorporated
J.J.B. Hilliard, W.L. Lyons, Inc.
Janney Montgomery Scott LLC
Ladenburg, Thalmann & Co. Inc.
RBC Capital Markets Corporation
Stifel, Nicolaus & Company, Incorporated
Wedbush Morgan Securities Inc.
Total

The purchase agreement provides that the obligations of the Underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and certain other conditions. The Underwriters are obligated to purchase all the common shares sold under the purchase agreement if any of the common shares are purchased. In the purchase agreement, the Trust, the Advisor and the Sub-Advisor have agreed to indemnify the Underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute payments the underwriters may be required to make for any of those liabilities.

Commissions and Discounts

The Underwriters propose to initially offer some of the common shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the common shares to certain dealers at the public offering price less a concession not in excess of $    per share. The sales load the Trust will pay of $.675 per share is equal to 4.5% of the initial offering price. The Underwriters may allow, and the dealers may reallow, a discount not in excess of $ per share on sales to other dealers. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for any common shares purchased on or before     , 2006.

The following table shows the public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Trust. The information assumes either no exercise or full exercise by the Underwriters of their overallotment option.

	Per Share	Without Option	With Option
Public offering price	$15.00	$	$
Sales load	$.675	$	$
Estimated offering expenses	$.03	$	$
Proceeds, after expenses, to the Trust	$14.295	$	$

The expenses of the offering are estimated at $1,140,832 and are payable by the Trust. The Trust will pay all of its organizational and offering costs (other than sales load) up to and including $.03 per common share. This amount includes the $.005 per common share partial reimbursement of expenses to the Underwriters and may also include a reimbursement of BlackRock's expenses incurred in connection with this offering. The amount paid by the Trust as the partial reimbursement to the Underwriters will not exceed ..03335% of the total price to the public of the common shares sold in this offering. BlackRock

Advisors has agreed to pay all of the Trust's offering costs (other than sales load) to the extent offering expenses (other than sales load) and organizational expenses exceed $.03 per common share.

Overallotment Option

The Trust has granted the Underwriters an option to purchase up to                additional common shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover any overallotments. If the Underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional shares proportionate to that Underwriter's initial amount reflected in the above table.

Price Stabilization, Short Positions and Penalty Bids

Until the distribution of the common shares is complete, the rules of the Securities and Exchange Commission may limit Underwriters and selling group members from bidding for and purchasing our common shares. However, the representatives may engage in transactions that stabilize the price of our common shares, such as bids or purchases to peg, fix or maintain that price.

If the Underwriters create a short position in our common shares in connection with the offering, i.e., if they sell more common shares than are listed on the cover of this prospectus, the representatives may reduce that short position by purchasing common shares in the open market. The representatives may also elect to reduce any short position by exercising all or part of the overallotment option described above. Purchases of our common shares to stabilize its price or to reduce a short position may cause the price of our common shares to be higher than it might be in the absence of such purchases. The Underwriters may also impose a penalty bid, whereby selling concessions allowed to syndicate members or other brokers in respect of the common shares sold in this offering for their account may be reclaimed by the syndicate if such common shares are repurchased by the syndicate in stabilizing or covering transactions.

Neither we nor any of the Underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of our common shares. In addition, neither we nor any of the Underwriters make any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

The Trust has agreed not to offer or sell any additional common shares for a period of 180 days after the date of the purchase agreement without the prior written consent of the Underwriters, except for the sale of the common shares to the Underwriters pursuant to the purchase agreement and certain transactions related to the Trust's Dividend Reinvestment Plan.

The Trust anticipates that the Underwriters may from time to time act as brokers or dealers in executing the Trust's portfolio transactions after they have ceased to be underwriters. The Underwriters are active underwriters of, and dealers in, securities and act as market makers in number of such securities, and therefore can be expected to engage in portfolio transactions with the Trust.

One or more of the Underwriters of the common shares may also act as an Underwriter of the Trust's Preferred Shares, if any.

The common shares will be sold to ensure that the New York Stock Exchange's distribution standards (i.e., round lots, public shares and aggregate market value) will be met.

Other Relationships

BlackRock Advisors (and not the Trust) has agreed to pay from its own assets additional compensation to Merrill Lynch, Pierce, Fenner & Smith Incorporated payable quarterly at the annual rate of ..15% of the Trust's net assets during the continuance of the investment management agreement between BlackRock Advisors and the Trust. Merrill Lynch, Pierce, Fenner & Smith Incorporated has agreed to provide, at the request of BlackRock Advisors, certain after market shareholder support services, including services designed to maintain the visibility of the Trust on an ongoing basis and to provide relevant information, studies or reports regarding the Trust and the closed-end investment company industry and asset management industry. The total amount of these additional compensation payments to Merrill Lynch, Pierce, Fenner & Smith Incorporated will not exceed          % of the total price to the public of the common shares sold in this offering.

BlackRock Advisors (and not the Trust) may also pay certain qualifying Underwriters a sales incentive fee, structuring fee or, alternatively, additional compensation in connection with the offering.

BlackRock Advisors (and not the Trust) has agreed to pay a commission to certain wholesalers of its broker-dealer affiliate, BlackRock Investments, Inc., that participate in the marketing of the Trust's common shares, which commissions will not exceed  % of the total price to the public of the common shares sold in this offering. The Trust may reimburse BlackRock for all or a portion of its expenses incurred in connection with this offering (other than those described in the preceding sentence), to the extent that the $.005 per common share reimbursement of expenses of the Underwriters (described above) and the other offering expenses of the Trust do not equal or exceed the $.03 per common share the Trust has agreed to pay for the offering expenses of the Trust.

The sum of the fees described above, plus the amount paid by the Trust as of the $.005 per common share partial reimbursement of expenses to the Underwriters, will not exceed 4.5% of the aggregate initial offering price of the common shares offered hereby. The sum total of all compensation to the Underwriters in connection with this public offering of common shares, including sales load and additional compensation to and reimbursement of the Underwriters, will be limited to 9% of the total price to the public of the common shares sold in this offering.

The principal address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, New York 10080.

 CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Trust is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. The Custodian performs custodial, fund accounting and portfolio accounting services. Computershare, 150 Royall Street, Canton, Massachusetts 02021, will serve as the Trust's transfer agent and dividend disbursing agent with respect to the common shares.

 LEGAL OPINIONS

Certain legal matters in connection with the common shares will be passed upon for the Trust by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York and for the Underwriters by Clifford Chance US LLP, New York, New York. Clifford Chance US LLP may rely on the opinion of Skadden, Arps, Slate, Meagher & Flom LLP as to matters of Delaware law.

PRIVACY PRINCIPLES OF THE TRUST

The Trust is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how the Trust protects that information and why, in certain cases, the Trust may share information with select other parties.

Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Trust restricts access to non-public personal information about its shareholders to employees of the Trust's investment advisor and its affiliates with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

TABLE OF CONTENTS FOR THE
STATEMENT OF ADDITIONAL INFORMATION

Page
Use of Proceeds	B-1
Investment Objective and Policies	B-1
Investment Policies and Techniques	B-3
Other Investment Policies and Techniques	B-10
Management of the Trust	B-12
Portfolio Transactions and Brokerage	B-26
Description of Shares	B-27
Repurchase of Common Shares	B-28
Tax Matters	B-29
Experts	B-33
Additional Information	B-33
Report of Independent Registered Public Accounting Firm	F-1
Financial Report	F-2
APPENDIX A Ratings of Investments	A-1
APPENDIX B General Characteristics and Risks of Strategic Transactions	B-1
APPENDIX C Proxy Voting Procedures; Proxy Voting Policy	C-1

The Trust currently intends to file an amended Statement of Additional Information with the Securities and Exchange Commission on or about January 9, 2006. The amended Statement of Additional Information will include the audited financial statements of the Trust and other additional information relating to the Trust and the Advisors. You may request a free copy of the Statement of Additional Information by calling (800) 882-0052 or by writing to the Trust, or obtain a copy (and other information regarding the Trust) from the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Securities and Exchange Commission charges a fee for copies. You can get the same information free from the Securities and Exchange Commission's web site (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Securities and Exchange Commission's Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549-0102.

Until  , 2006 (25 days after the commencement of this offering), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This delivery requirement is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

Shares

BlackRock Long-Term Municipal Advantage Trust

Common Shares
$15.00 per Share

P R O S P E C T U S

Merrill Lynch & Co.
Advest, Inc.
BB&T Capital Markets
Robert W. Baird & Co.
Ferris, Baker Watts

  Incorporated

J.J.B. Hilliard, W.L. Lyons, Inc.
Janney Montgomery Scott LLC
Ladenburg, Thalmann & Co. Inc.
RBC Capital Markets
Stifel, Nicolaus & Company

  Incorporated

Wedbush Morgan Securities Inc.

                    , 2006

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion

STATEMENT OF ADDITIONAL INFORMATION

Dated December 28, 2005

BLACKROCK LONG-TERM TRUST MUNICIPAL ADVANTAGE TRUST

STATEMENT OF ADDITIONAL INFORMATION

BlackRock Long-Term Municipal Advantage Trust (the ‘‘Trust’’) is a newly organized, non-diversified, closed-end management investment company with no operating history. This Statement of Additional Information relating to common shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated  , 2006. This Statement of Additional Information, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing common shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling (800) 882-0052. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus.

This Statement of Additional Information is dated  , 2006.

TABLE OF CONTENTS

Page
Use of Proceeds	B-1
Investment Objective and Policies	B-1
Investment Policies and Techniques	B-3
Other Investment Policies and Techniques	B-10
Management of the Trust	B-12
Portfolio Transactions and Brokerage	B-26
Description of Shares	B-27
Repurchase of Common Shares	B-28
Tax Matters	B-29
Experts	B-33
Additional Information	B-33
Report of Independent Registered Public Accounting Firm	F-1
Financial Report	F-2
APPENDIX A Ratings of Investments	A-1
APPENDIX B General Characteristics and Risks of Strategic Transactions	B-1
APPENDIX C Proxy Voting Procedures; Proxy Voting Policy	C-1

USE OF PROCEEDS

Pending investment in municipal bonds, municipal securities and derivative instruments with exposure to such bonds or securities that meet the Trust's investment objective and policies, the net proceeds of the offering will be invested in high quality, short-term tax-exempt money market securities or in high quality municipal bonds with relatively low volatility (such as pre-refunded and intermediate-term bonds), to the extent such securities are available. If necessary to invest fully the net proceeds of the offering immediately, the Trust may also purchase, as temporary investments, short-term taxable investments of the type described under ‘‘Investment Policies and Techniques— Short-Term Taxable Fixed Income Securities,’’ the income on which is subject to regular Federal income tax, and securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the type in which the Trust may invest directly.

INVESTMENT OBJECTIVE AND POLICIES

The Trust has not established any limit on the percentage of its portfolio that may be invested in municipal bonds, municipal securities and derivative instruments with exposure to such bonds or securities, in each case that are subject to the alternative minimum tax provisions of Federal tax law, and the Trust expects that a portion of the interest or income it produces will be includable in alternative minimum taxable income. Exempt interest dividends also are likely to be subject to state and local income taxes. Distributions of any capital gain or other taxable income will be taxable to shareholders. The Trust may not be a suitable investment for investors who are subject to the Federal alternative minimum tax or who would become subject to such tax by investing in the Trust. Common shares may not be a suitable investment for investors who are subject to the Federal alternative minimum tax or who would become subject to such tax by purchasing common shares. The suitability of an investment in common shares will depend upon a comparison of the after-tax yield likely to be provided from the Trust with that from comparable tax-exempt investments not subject to the alternative minimum tax, and from comparable fully taxable investments, in light of each such investor's tax position. Special considerations apply to corporate investors. See ‘‘Tax Matters.’’

Investment Restrictions

Except as described below, the Trust, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding common shares and Preferred Shares, if any were to be issued, voting together as a single class, and of the holders of a majority of the outstanding Preferred Shares, if any were to be issued, voting as a separate class:

(1) invest 25% or more of the value of its total assets in any one industry (as defined by the Security and Exchange Commission's industry codes), provided that this limitation does not apply to municipal bonds other than those municipal bonds backed only by assets and revenues of non-governmental issuers and, provided further, that this limitation does not apply to securities of the U.S. government, its agencies, or instrumentalities, and securities backed by the credit of a governmental entity are not considered to represent industries;

(2) issue senior securities or borrow money other than as permitted by the Investment Company Act or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies;

(3) make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with the Trust's investment objective and policies or the entry into repurchase agreements;

(4) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own securities the Trust may be deemed to be an underwriter;

(5) purchase or sell real estate or interests therein other than municipal bonds secured by real estate or interests therein, provided that the Trust may hold and sell any real estate acquired in connection with its investment in portfolio securities; or

(6) purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Trust becoming subject to registration with the Commodity Futures Trading Commission (the ‘‘CFTC’’) as a commodity pool.

As a fundamental policy, under normal market conditions, the Trust will invest at least 80% of its total assets in municipal bonds, municipal securities and derivative instruments with exposure to such bonds or securities, in each case that are expected to pay interest or income that is exempt from regular Federal income tax which, as used in this Statement of Additional Information, does not include Federal alternative minimum tax.

When used with respect to particular shares of the Trust, ‘‘majority of the outstanding’’ means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

For purposes of applying the limitation set forth in subparagraph (1) above, securities of the U.S. government, its agencies, or instrumentalities, and securities backed by the credit of a governmental entity are not considered to represent industries. However, obligations backed only by the assets and revenues of non-governmental issuers may for this purpose be deemed to be issued by such non-governmental issuers. Thus, the 25% limitation would apply to such obligations. It is nonetheless possible that the Trust may invest more than 25% of its total assets in a broader economic sector of the market for municipal obligations, such as revenue obligations of hospitals and other health care facilities or electrical utility revenue obligations. The Trust reserves the right to invest more than 25% of its total assets in industrial development bonds and private activity securities.

For the purpose of applying the limitation set forth in subparagraph (1) above, a non-governmental issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Trust's assets that may be invested in municipal bonds insured by any given insurer.

Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), the Trust may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Trust will bear its ratable share of that investment company's expenses, and will remain subject to payment of the Trust's advisory fees and other expenses with respect to assets so invested. Holders of common shares will therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. As described in the prospectus in the section entitled ‘‘Risks,’’ the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

In addition to the foregoing fundamental investment policies, the Trust is also subject to the following non-fundamental restrictions and policies, which may be changed by the board of trustees. The Trust may not:

(1) make any short sale of securities except in conformity with applicable laws, rules and regulations and unless after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Trust's total assets and the Trust's aggregate short sales of a particular class of securities does not exceed 25% of the then outstanding securities of that class. The Trust may also make short sales ‘‘against the box’’ without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security;

(2) purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act or any exemptive relief obtained thereunder; or

(3) purchase securities of companies for the purpose of exercising control.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the acquisition of securities, provided that a reduction in the value of the Trust's assets that would cause the Trust to not comply with the asset coverage requirements of the Investment Company Act would prohibit the Trust from borrowing additional amounts for investment purposes or from paying dividends on its common shares until it once again complied with the asset coverage requirements.

BlackRock closed-end investment companies that share the same board of trustees as the Trust have applied to the Securities and Exchange Commission for exemptive relief from the Investment Company Act to the extent necessary to permit such funds to invest cash balances in affiliated money market funds. The Trust anticipates that it would be able to rely on such exemptive relief if it were to be granted. There can be no assurance that the requested relief will be granted.

In addition, to comply with Federal tax requirements for qualification as a regulated investment company, the Trust's investments will be limited in a manner such that at the close of each quarter of each taxable year, (a) no more than 25% of the value of the Trust's total assets are invested (i) in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by the Trust and engaged in the same, similar or related trades or businesses or (ii) in the securities of one or more ‘‘qualified publicly traded partnerships’’ (as defined under Section 851(h) of the Code) and (b) with regard to at least 50% of the Trust's total assets, no more than 5% of its total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer and no investment represents more than 10% of the outstanding voting securities of such issuer. These tax-related limitations may be changed by the trustees to the extent appropriate in light of changes to applicable tax requirements.

The Trust intends to apply for ratings for any Preferred Shares it may issue from Moody's and/or S&P. In order to obtain and maintain the required ratings, the Trust will be required to comply with investment quality, diversification and other guidelines established by Moody's and/or S&P. Such guidelines will likely be more restrictive than the restrictions set forth above. The Trust does not anticipate that such guidelines would have a material adverse effect on the Trust's holders of common shares or its ability to achieve its investment objective. The Trust presently anticipates that any Preferred Shares that it may issue would be initially given the highest ratings by Moody's (Aaa) or by S&P (AAA), but no assurance can be given that such ratings will be obtained. No minimum rating is required for the issuance of Preferred Shares by the Trust. Moody's and S&P receive fees in connection with their ratings issuances.

The percentage limitations applicable to the Trust's portfolio described in the prospectus and this Statement of Additional Information apply only at the time of investment and the Trust will not be required to sell securities due to subsequent changes in the value of securities it owns.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Trust's investment objective, policies and techniques that are described in the prospectus.

Portfolio Investments

The Trust will invest primarily in a portfolio of investment grade municipal bonds that are exempt from regular Federal income tax.

Issuers of bonds of below investment grade quality (‘‘Ba/BB’’ or below) are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal bonds rated ‘‘Baa’’ or ‘‘BBB’’ are considered ‘‘investment grade’’ securities; municipal bonds rated ‘‘Baa’’ are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics, while municipal bonds rated ‘‘BBB’’ are regarded as having adequate capacity to pay principal and interest. Municipal bonds rated ‘‘AAA’’ in which the Trust may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest. Municipal bonds rated below investment grade quality are obligations of issuers that are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal bonds rated below investment grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated municipal bonds is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Trust may have greater difficulty selling its portfolio securities. The Trust will be more dependent on BlackRock's research and analysis when investing in these securities.

A general description of Moody's, S&P's and Fitch's ratings of municipal bonds is set forth in Appendix A hereto. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.

Under normal market conditions, the Trust will primarily invest in municipal bonds with long-term maturities in order to maintain a portfolio duration of 20 years or more. Under normal market conditions, the Trust's municipal bond portfolio will have a dollar-weighted average maturity of greater than 10 years. In comparison to maturity (which is the date on which the issuer of a debt instrument is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result in changes in market rates of interest, based on the weighted average timing of the instrument's expected principal and interest payments. Duration differs from maturity in that it takes into account a security's yield, coupon payments and its principal payments in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration.

During temporary defensive periods (e.g., times when, in BlackRock's opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal bonds are available), in order to keep cash on hand fully invested, including the period during which the net proceeds of the offering are being invested, the Trust may invest any percentage of its assets in short-term investments including high quality, short-term securities which may be either tax-exempt or taxable and securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the type in which the Trust may invest directly. The Trust intends to invest in taxable short-term investments only in the event that suitable tax-exempt temporary investments are not available at reasonable prices and yields. Tax-exempt temporary investments include various obligations issued by state and local governmental issuers, such as tax-exempt notes (bond anticipation notes, tax anticipation notes and revenue anticipation notes or other such municipal bonds maturing in three years or less from the date of issuance) and municipal commercial paper. The Trust will invest only in taxable temporary investments which are U.S. government securities or securities rated within the highest grade by Moody's, S&P or Fitch, and which mature within one year from the date of purchase or carry a variable or floating rate of interest. Taxable temporary investments of the Trust may include certificates of deposit issued by U.S. banks with assets of at least $1 billion, commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less, or repurchase agreements. See ‘‘Other Investment Policies and Techniques—Repurchase Agreements.’’ To the extent the Trust invests in taxable investments, the Trust will not at such times be in a position to achieve its investment objective of tax-exempt income.

The foregoing policies as to ratings of portfolio investments will apply only at the time of the purchase of a security and the Trust will not be required to dispose of securities in the event Moody's, S&P or Fitch downgrades its assessment of the credit characteristics of a particular issuer.

Also included within the general category of municipal bonds described in the prospectus are participations in lease obligations or installment purchase contract obligations of municipal authorities or entities (hereinafter collectively called ‘‘Municipal Lease Obligations’’). Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain ‘‘non-appropriation’’ clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a ‘‘non-appropriation’’ lease, the Trust's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and the disposition or re-leasing of the property might prove difficult. In order to reduce this risk, the Trust will only purchase Municipal Lease Obligations where BlackRock believes the issuer has a strong incentive to continue making appropriations until maturity.

Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978, as amended. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal bonds may be materially affected.

In addition to the types of municipal bonds described in the prospectus, the Trust may invest in other securities that pay interest or income that is, or make other distributions that are, exempt from regular Federal income tax and/or state and local taxes, regardless of the technical structure of the issuer of the instrument. The Trust treats all such tax-exempt securities as municipal bonds.

Short-Term Taxable Fixed Income Securities

For temporary defensive purposes or to keep cash on hand fully invested, the Trust may invest up to 100% of its total assets in cash equivalents and short-term taxable fixed income securities, although the Trust intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Short-term taxable fixed income investments are defined to include, without limitation, the following:

(1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley

Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Trust may not be fully insured by the Federal Deposit Insurance Corporation.

(3) Repurchase agreements, which involve purchases of debt securities. At the time the Trust purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Trust during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Trust to invest temporarily available cash. The Trust may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Trust may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Trust is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Trust is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Trust could incur a loss of both principal and interest. BlackRock monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. BlackRock does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Trust. If the seller were to be subject to a Federal bankruptcy proceeding, the ability of the Trust to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Trust and a corporation. There is no secondary market for such notes. However, they are redeemable by the Trust at any time. BlackRock will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Trust's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Short-Term Tax-Exempt Fixed Income Securities

Short-term tax-exempt fixed income securities are securities that are exempt from regular Federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed income securities are defined to include, without limitation, the following:

Bond Anticipation Notes (‘‘BANs’’) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax Anticipation Notes (‘‘TANs’’) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

Revenue Anticipation Notes (‘‘RANs’’) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

Bank Notes are notes issued by local government bodies and agencies to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

Tax-Exempt Commercial Paper (‘‘municipal paper’’) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities on municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

Certain municipal bonds may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market indices.

While the various types of notes described above as a group represent the major portion of the tax-exempt note market, other types of notes are available in the marketplace and the Trust may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

Strategic Transactions and Risk Management

Consistent with its investment objective and policies set forth in the prospectus , the Trust may also enter into certain risk management transactions. In particular, the Trust may purchase and sell futures contracts, exchange listed and over-the-counter put and call options on securities, equity and other indices and futures contracts, forward foreign currency contracts, and may enter into various interest rate transactions (collectively, ‘‘Strategic Transactions’’). Strategic Transactions may be used to attempt to protect against possible changes in the market value of the Trust’s portfolio resulting from fluctuations in the securities markets and changes in interest rates, to protect the Trust’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes and to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these Strategic Transactions may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any Strategic Transaction is a function of market conditions. The ability of the Trust to manage them successfully will depend on BlackRock’s ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. The Strategic Transactions that the Trust may use are described below. Although the Trust recognizes it is not likely that it will use certain of these strategies in light of its investment policies, it nevertheless describes them here because the Trust may seek to use these strategies in certain circumstances.

Interest Rate Transactions. Among the Strategic Transactions in which the Trust may enter into are interest rate swaps and the purchase or sale of interest rate caps and floors. The Trust expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. The Trust intends to use these transactions for risk management purposes and not as a speculative investment. The Trust will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

The Trust may enter into interest rate swaps, caps and floors on either an asset based or liability-based basis, depending on whether it is offsetting volatility with respect to its assets or liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Trust receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. Inasmuch as these Strategic Transactions are entered into for good faith risk management purposes. BlackRock and the Trust believe such obligations do not constitute senior securities, and, accordingly will not treat them as being subject to its borrowing restrictions. The Trust will accrue the net amount of the excess, if any, of the Trust’s obligations over its entitlements with respect to each interest rate swap on a daily basis and will designate on its books and records with a custodian an amount of cash or liquid high grade securities having an aggregate net asset value at all times at least equal to the accrued excess. The Trust will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

Futures Contracts and Options on Futures Contracts. In connection with its Strategic Transactions and other risk management strategies, the Trust may also enter into contracts for the purchase or sale for future delivery (‘‘futures contracts’’) of debt securities, aggregates of debt securities or indices or prices thereof, other financial indices and U.S. government debt securities or options on the above. The Trust will ordinarily engage in such transactions only for bona fide hedging, risk management (including duration management) and other portfolio management purposes. However, the Trust is also permitted to enter into such transactions for non-hedging purposes to enhance income or gain, in accordance with the rules and regulations of the CFTC, which currently provide that no such transaction may be entered into if at such time more than 5% of the Trust's net assets would be posted as initial margin and premiums with respect to such non-hedging transactions.

Calls on Securities, Indices and Futures Contracts. In order to enhance income or reduce fluctuations on net asset value, the Trust may sell or purchase call options (‘‘calls’’) on municipal bonds and indices based upon the prices of futures contracts and debt securities that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets. A call option gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Trust must be ‘‘covered’’ as long as the call is outstanding (i.e., the Trust must own the securities or futures contract subject to the call or other securities acceptable for applicable escrow requirements). A call sold by the Trust exposes the Trust during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Trust to hold a security or futures contract which it might otherwise have sold. The purchase of a call gives the Trust the right to buy a security, futures contract or index at a fixed price. Calls on futures on municipal bonds must also be covered by assets or instruments acceptable under applicable segregation and coverage requirements.

Puts on Securities, Indices and Futures Contracts. The Trust may purchase put options (‘‘puts’’) that relate to municipal bonds (whether or not it holds such securities in its portfolio), indices or futures contracts. The Trust may also sell puts on municipal bonds, indices or futures contracts on such securities if the Trust's contingent obligations on such puts are secured by segregated assets consisting of cash or liquid high grade debt securities having a value not less than the exercise price. The Trust will not sell puts if, as a result, more than 50% of the Trust's total assets would be required to cover its potential obligations under its hedging and other investment transactions. In selling puts, there is a risk that the Trust may be required to buy the underlying security at a price higher than the current market price.

Municipal Market Data Rate Locks. The Trust may purchase and sell Municipal Market Data Rate Locks (‘‘MMD Rate Locks’’). An MMD Rate Lock permits the Trust to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. The Trust will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain. An MMD Rate Lock is a contract between the Trust and an MMD Rate Lock provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. As used in this Statement of Additional Information, the AAA General Obligation Scale refers to the mean of AAA rated state general obligations. For example, if the Trust buys an MMD Rate Lock and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Trust equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Trust will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract. In entering into MMD Rate Locks, there is a risk that municipal yields will move in the direction opposite of the direction anticipated by the Trust. The Trust will not enter into MMD Rate Locks if, as a result, more than 50% of its total assets would be required to cover its potential obligations under its hedging and other investment transactions.

Appendix B contains further information about the characteristics, risks and possible benefits of Strategic Transactions and the Trust's other policies and limitations (which are not fundamental policies) relating to investment in futures contracts and options. The principal risks relating to the use of futures contracts and other Strategic Transactions are: (a) less than perfect correlation between the prices of the instrument and the market value of the securities in the Trust's portfolio; (b) possible lack of a liquid secondary market for closing out a position in such instruments; (c) losses resulting from interest rate or other market movements not anticipated by BlackRock; and (d) the obligation to meet additional variation margin or other payment requirements, all of which could result in the Trust being in a worse position than if such techniques had not been used.

Certain provisions of the Code may restrict or affect the ability of the Trust to engage in Strategic Transactions. See ‘‘Tax Matters.’’

Short Sales

The Trust may make short sales of bonds. A short sale is a transaction in which the Trust sells a security it does not own in anticipation that the market price of that security will decline. The Trust may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain.

When the Trust makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Trust's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Trust will also be required to earmark similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Trust on such security, the Trust may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Trust replaces the borrowed security, the Trust will incur a loss; conversely, if the price declines, the Trust will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Trust's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its net assets or the Trust's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Trust may also make short sales ‘‘against the box’’ without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

OTHER INVESTMENT POLICIES AND TECHNIQUES

Restricted and Illiquid Securities

Certain of the Trust's investments may be illiquid. Illiquid securities are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

When-Issued And Forward Commitment Securities

The Trust may purchase or sell securities on a ‘‘when-issued’’ basis and may purchase or sell securities on a ‘‘forward commitment’’ basis in order to acquire the security or to offset against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Trust will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Trust disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Trust enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid debt securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Trust. There is always a risk that the securities may not be delivered and that the Trust may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Trust as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

Borrowing

Although it has no present intention of doing so, the Trust reserves the right to borrow funds to the extent permitted as described under the caption ‘‘Investment Objective and Policies—Investment Restrictions.’’ The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investments and repurchases of shares of the Trust. Borrowing is a form of leverage and, in that respect, entails risks comparable to those associated with the issuance of Preferred Shares.

Reverse Repurchase Agreements

The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement by the Trust to repurchase the securities at an agreed upon price, date and interest payment. At the time the Trust enters into a reverse repurchase agreement, it will designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Trust establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Trust; however, under certain circumstances in which the Trust does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Trust's limitation on borrowings. The use by the Trust of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Trust has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Trust would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Repurchase Agreements

As temporary investments, the Trust may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Trust's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Trust will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of BlackRock, present minimal credit risk. The risk to the Trust is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Trust might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Trust may be delayed or limited. BlackRock will monitor the value of the collateral at the time the transaction is entered into and throughout the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, BlackRock will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Zero Coupons and Deferred Payment Obligations

The Trust may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments. Additionally, current federal tax law requires the holder of certain zero-coupon bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and to potentially avoid liability for federal income and excise taxes, the Trust may be required to distribute income accrued with respect to these securities and may have to dispose of Trust securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

The Trust may invest in deferred payment securities. Deferred payment securities are securities that remain zero-coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Deferred payment securities are subject to greater fluctuations in value and may have lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

Lending of Securities

The Trust may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the board of trustees of the Trust (‘‘Qualified Institutions’’). By lending its portfolio securities, the Trust attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with the requirements of the Investment Company Act, which currently require that (i) the borrower pledge and maintain with the Trust collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned, (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is ‘‘marked to the market’’ on a daily basis), (iii) the loan be made subject to termination by the Trust at any time and (iv) the Trust receive reasonable interest on the loan (which may include the Trust's investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. The Trust will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Trust's total assets (including such loans). Loan arrangements made by the Trust will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. All relevant facts and circumstances, including the creditworthiness of the Qualified Institution, will be monitored by BlackRock, and will be considered in making decisions with respect to lending securities, subject to review by the Trust's board of trustees.

The Trust may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Trust's board of trustees. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the loan must be called and the securities voted.

MANAGEMENT OF THE TRUST

Investment Management Agreement

Although BlackRock Advisors intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of BlackRock Advisors are not exclusive and BlackRock Advisors provides similar services to other investment companies and other clients and may engage in other activities.

The investment management agreement also provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, BlackRock Advisors is not liable to the Trust or any of the Trust's shareholders for any act or omission by BlackRock Advisors in the supervision or management of its respective investment activities or for any loss sustained by the Trust or the Trust's shareholders and provides for indemnification by the Trust of BlackRock Advisors, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations and conditions.

The investment management agreement and certain scheduled waivers of the investment advisory fees were approved by the Trust's board of trustees at an "in person" meeting of the board of trustees held on                         , 2005 including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act). This agreement provides for the Trust to pay a management fee at an annual rate equal to 1.00% of the average weekly value of the Trust's net assets. A related waiver letter from BlackRock Advisors provided for temporary fee waiver of .40% of the average weekly value of the Trust's net assets in each of the first five years of the Trust's operations (through January 31, 2011) and for a declining amount for an additional three years (through January 31, 2014). In approving this agreement the board of trustees considered, among other things, the nature and quality of services to be provided by BlackRock Advisors, the profitability to BlackRock Advisors of its relationship with the Trust, economies of scale and comparative fees and expense ratios.

The investment management agreement and the waivers of the management fees were approved by the sole common shareholder of the Trust as of                         , 2005. The investment management agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust's board of trustees or the vote of a majority of the securities of the Trust at the time outstanding and entitled to vote (as such term is defined in the Investment Company Act) and (2) by the vote of a majority of the trustees who are not parties to the investment management agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated as a whole at any time by the Trust, without the payment of any penalty, upon the vote of a majority of the Trust's board of trustees or a majority of the outstanding voting securities of the Trust or by BlackRock Advisors, on 60 days' written notice by either party to the other which can be waived by the non-terminating party. The investment management agreement will terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

Sub-Investment Advisory Agreement

BlackRock Financial Management, the Sub-Advisor, is a wholly owned subsidiary of BlackRock, Inc. Pursuant to the sub-investment advisory agreement, BlackRock Advisors has appointed BlackRock Financial Management, one of its affiliates, to perform certain of the day-to-day investment management of the Trust. BlackRock Financial Management will receive a portion of the management fee paid by the Trust to BlackRock Advisors. From the management fees, BlackRock Advisors will pay BlackRock Financial Management, for serving as Sub-Advisor, a fee equal to: (i) prior to January 31, 2007, 38% of the monthly management fees received by BlackRock Advisors; (ii) from January 31, 2007 to January 31, 2008, 19% of the monthly management fees received by BlackRock Advisors; and (iii) after January 31, 2008, 0% of the management fees received by BlackRock Advisors; provided thereafter that BlackRock Financial Management may be compensated at cost for any services rendered to the Trust at the request of BlackRock Advisors and approved of by the board of trustees.

The sub-investment advisory agreement also provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Trust will indemnify BlackRock Financial Management, its directors, officers, employees, agents, associates and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations.

Although BlackRock Financial Management intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of BlackRock Financial Management are not exclusive and BlackRock Financial Management provides similar services to other investment companies and other clients and may engage in other activities.

The sub-investment advisory agreement was approved by the Trust's board of trustees at an "in person" meeting held on                     , 2006, including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act). In approving this agreement the board of trustees considered, among other things, the nature and quality of services to be provided by BlackRock Financial Management, the profitability to BlackRock Financial Management of its relationship with the Trust, economies of scale and comparative fees and expense ratios.

The sub-investment advisory agreement was approved by the sole common shareholder of the Trust as of                       , 2005. The sub-investment advisory agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust's board of trustees or the vote of a majority of the outstanding voting securities of the Trust at the time outstanding and entitled to vote (as defined in the Investment Company Act) and (2) by the vote of a majority of the trustees who are not parties to such agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The sub-investment advisory agreement may be terminated as a whole at any time by the Trust or by BlackRock Advisors without the payment of any penalty, upon the vote of a majority of the Trust's board of trustees or a majority of the outstanding voting securities of the Trusts, or BlackRock Financial Management, on 60 days' written notice by any party to the other (which may be waived by the non-terminating party). The sub-investment advisory agreement will also terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

Information Received by the Board

In considering the Trust's investment management and sub-investment advisory agreements, the board of trustees received information specifically related to the approval of the investment management and sub-advisory agreements including information regarding: (i) the team of investment advisory personnel assigned to the Trust; (ii) the structure, expertise and finances of BlackRock Advisors, BlackRock Financial Management and their parent companies; (iii) the Trust's management fee and total operating expenses as compared to funds with similar investment policies and strategies selected by Lipper, Inc.; (iv) BlackRock's profitability with respect to other funds in the BlackRock family of closed-end funds; (v) BlackRock's overall profitability as compared with available industry data; (vi) certain direct and indirect ‘‘fallout’’ benefits to BlackRock from its relationship with the Trust; and (vii) BlackRock's policies and procedures in respect of execution of portfolio transactions. Periodically, the trustees, in connection with their duties as trustees or directors of other funds in the BlackRock family of closed-end funds, have received other information including general information regarding BlackRock's management of relationships with service providers and resources devoted to compliance with such funds' investment objectives and polices and other matters.

Matters Considered by the Board

In considering the investment management and sub-investment advisory agreements, the board of trustees, including the non-interested trustees, did not identify any factor as all-important or all-controlling and instead considered these factors collectively in light of all of the Trust's surrounding circumstances. Matters considered by the board of trustees, including the non-interested trustees, in approving the investment management and sub-advisory agreements included the following:

Nature and Quality of Investment Advisory and Sub-Advisory Services. The board of trustees, including the non-interested trustees, considered the nature and quality of the services to be provided by BlackRock Advisors and BlackRock Financial Management, respectively, to the Trust. In this connection the board reviewed:

•	BlackRock's compliance record, including whether other funds advised or sub-advised by BlackRock Advisors or BlackRock Financial Management have operated within their investment objectives, policies and restrictions; and

•	the resources of BlackRock Advisors and BlackRock Financial Management and the size, education and experience of the Trust's portfolio management team and BlackRock Advisors' and BlackRock Financial Management's use of technology and their approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.

Nature and Quality of Other Services. The board of trustees, including the non-interested trustees, considered the nature, quality, cost and extent of administrative and shareholder services to be performed by BlackRock under the investment management agreement and sub-investment advisory agreement. The board of trustees, including the non-interested trustees, also considered the nature and extent of BlackRock's supervision of third party service providers.

Fees and Expenses.    The board of trustees, including the non-interested trustees, considered the Trust's management fee and expense ratio in comparison to the management fee and expense ratios of two peer groups of funds.

The first peer group selected for the Trust was the General Municipal Debt Funds group. The peer group contained 65 closed-end funds (including the Trust). All of the funds in the peer group used leverage.

The peer group comparison was done within four sub-categories of fees and expenses: (i) management fee after fee waivers; (ii) management fee before fee waivers; (iii) total expenses after fee waivers; and (iv) total expenses before fee waivers. Each comparison was done both with and without giving effect to leverage for each fund in the peer group, because leverage increases the effective management fee and other expenses paid by the holders of the common shares of a fund if the management fee or other expenses are payable on total managed assets. In this connection, the board of trustees noted that, because the proposed 1.00% management fee would be paid only on net assets, the fee was approximately equivalent to the Trust paying a management fee of 0.67% on total managed assets, assuming that the Trust borrowed money for investment purposes in an amount equal to 33% of its total managed assets. The board of trustees also noted that, if the Trust did not invest in residual tender option bonds, that the Trust likely would be required to borrow money for investment purposes in an amount equal to at least 33% of its total managed assets.

When compared to funds in the peer group and after giving effect to leverage, when ranked from lowest fee to highest fee, the Trust ranked as follows within each of the four sub-categories: (i) 14th out of 65 (14 basis points below the median and 13 basis points below the average); (ii) 46th out of 65 (five basis points above the median and seven basis points above the average); (iii) 12th out of 65 (30 basis points below the median and 25 basis points below the average); and (iv) 47th out of 65 (four basis points above the median and six basis points above the average).

When compared to funds in the peer group assuming no leverage was used by any of the funds, when ranked from lowest fee to highest fee, the Trust ranked as follows within each of the four sub-categories of fees and expenses: (i) 35th out of 65 (three basis points above the median and six basis points above the average); (ii) 65th out of 65 (38 basis points above the median and 40 basis points above the average); (iii) 39th out of 65 (three basis points above the median and five basis points above the average); and (iv) 64th out of 65 (39 basis points above the median and 39 basis points above the average).

The second peer group selected for the Trust was the High Yield Municipal Debt Funds group. This peer group contained 16 closed-end funds (including the Trust) and was selected because a significant portion of the Trust's exposure to municipal bonds may be to municipal bonds rated below investment grade.

The peer group comparison was also done within four sub-categories of fees and expenses: (i) management fee after fee waivers; (ii) management fee before fee waivers; (iii) total expenses after fee waivers; and (iv) total expenses before fee waivers. Each comparison was done both with and without giving effect to leverage for each fund in the peer group, because leverage increases the effective management fee and other expenses paid by the holders of the common shares of a fund if the management fee or other expenses are payable on total managed assets.

When compared to funds in the peer group and after giving effect to leverage, when ranked from lowest fee to highest fee, the Trust ranked as follows within each of the four sub-categories: (i) 4th out of 16 (21 basis points below the median and 22 basis points below the average); (ii) 11th out of 16 (10 basis points above the median and 13 basis points above the average); (iii) 3rd out of 16 (19 basis points below the median and 23 points below the average); and (iv) 12th out of 16 (seven basis points above the median and 11 basis points above the average).

When compared to funds in the peer group assuming no leverage was used by any of the funds, when ranked from lowest fee to highest fee, the Trust ranked as follows within each of the four sub-categories of fees and expenses: (i) 4th out of 16 (eight basis points below the median and five basis points below the average); (ii) 16th out of 16 (31 basis points above the median and 30 basis points above the average); (iii) 3rd out of 16 (6 basis points below the median and 6 basis point below the average); and (iv) 16th out of 16 (32 basis points above the median and 29 basis points above the average).

Profitability. The board of trustees, including the independent trustees, considered the level of BlackRock's profits in respect of the management of the BlackRock closed-end funds. The board considered the potential for economies of scale in connection with BlackRock Advisors' management of the BlackRock closed-end funds. It also considered the profits realized from non-fund businesses which may benefit from or be related to the Trust's business. The board of trustees, including the independent trustees, also considered BlackRock's profit margins in comparison with available industry data.

Other Benefits. The board of trustees, including the non-interested trustees, also considered the benefits to BlackRock associated with BlackRock and its affiliates providing non-advisory services to the Trust, including administrative services. The board of trustees, including the independent trustees, considered the intangible benefits that accrue to BlackRock and its affiliates by virtue of their relationship with the Trust, including potential benefits accruing to BlackRock and its affiliates as a result of potentially stronger relationships with members of the broker-dealer community, increased name recognition of BlackRock and its affiliates, enhanced sales of other investment funds and products sponsored by BlackRock and its affiliates and increased assets under management which may increase the benefits realized by BlackRock from soft dollar arrangements with broker-dealers. The board also considered the unquantifiable nature of these potential benefits..

Miscellaneous. During the board of trustees' deliberations in connection with its approval of the management fee, the board of trustees was aware that BlackRock Advisors intended to pay compensation, out of its own assets, to the lead underwriter and to certain qualifying underwriters of the Trust's common shares and to employees of BlackRock Advisors and its affiliates that participate in the offering of the Trust's common shares, the anticipated amounts of such compensation and the general nature of the services to be rendered to BlackRock Advisors in consideration of such compensation. The board of trustees also considered whether the management fee met applicable standards in light of the services provided by BlackRock Advisors, without regard to whether BlackRock Advisors ultimately pays any portion of the anticipated compensation to the underwriters. The board of trustees considered the scale of BlackRock's equity management operations and the potential for economies of scale in the context of the Trust. The board of trustees was informed that BlackRock does not advise comparable institutional accounts.

Conclusion

Based on the information reviewed and discussions held with respect to each of the foregoing items, the board of trustees, including a majority of the independent trustees, approved in principle each of the investment advisory agreement between BlackRock Advisors and the Trust and the sub-advisory agreement among BlackRock Advisors, BlackRock Financial Management and the Trust as in the best interests of shareholders of the Trust.

Trustees and Officers

The officers of the Trust manage its day-to-day operations. The officers are directly responsible to the Trust’s board of trustees which sets broad policies for the Trust and chooses its officers. Below is a list of the trustees and officers of the Trust and their present positions and principal occupations during the past five years. Trustees who are interested persons of the Trust (as defined in the Investment Company Act) are denoted by an asterisk (*). Trustees who are independent trustees (as defined in the Investment Company Act) (the ‘‘Independent Trustees’’) are denoted without an asterisk. The business address of the Trust, BlackRock Advisors and their board members and officers is 100 Bellevue Parkway, Wilmington, Delaware 19809, unless specified otherwise below.

The trustees listed below are either trustees or directors of other closed-end funds in which BlackRock Advisors acts as investment advisor.

Name, Address, Age and Position(s) Held With Registrant	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES:
Andrew F. Brimmer P.O. Box 4546 New York, NY 10163-4546 Age: 78 Lead Trustee Audit Committee Chairman	3 years	President of Brimmer & Company, Inc., a Washington, D.C.-based economic and financial consulting firm, also Wilmer D. Barrett Professor of Economics, University of Massachusetts-Amherst. Former member of the Board of Governors of the Federal Reserve System. Former Chairman, District of Columbia Financial Control Board.	56	Director of CarrAmerica Realty Corporation and Borg-Warner Automotive. Former Director of AirBorne Express, BankAmerica Corporation (Bank of America), Bell South Corporation, College Retirement Equities Fund (Trustee), Commodity Exchange (Public Governor), Connecticut Mutual Life Insurance Company, E.I. du Pont de Nemours & Company, Equitable Life Assurance Society of the United States, Gannett Company, Mercedes-Benz of North America, MNC Financial Corporation (American Security Bank), NCM Capital Management, Navistar International Corporation, PHH Corp. and UAL Corporation (United Airlines).
Richard E. Cavanagh P.O. Box 4546 New York, NY 10163-4546 Age: 59 Trustee Audit Committee Member	3 years	President and Chief Executive Officer of The Conference Board, Inc., a leading global business research organization, from 1995-present. Former Executive Dean of the John F. Kennedy School of Government at Harvard University from 1988-1995. Acting Director, Harvard Center for Business and Government (1991-1993). Former Partner (principal) of McKinsey & Company, Inc. (1980-1988). Former Executive Director of Federal Cash Management, White House Office of Management and Budget (1977-1979). Co-author, THE WINNING PERFORMANCE (best selling management book published in 13 national editions)	56	Trustee: Aircraft Finance Trust (AFT) and Educational Testing Service (ETS). Director, Arch Chemical, Fremont Group and The Guardian Life Insurance Company of America.
Kent Dixon P.O. Box 4546 New York, NY 10163-4546 Age: 68 Trustee Audit Committee Member	3 years	Consultant/Investor. Former President and Chief Executive Officer of Empire Federal Savings Bank of America and Banc PLUS Savings Association, former Chairman of the Board, President and Chief Executive Officer of Northeast Savings.	56	Former Director of ISFA (the owner of INVEST, a national securities brokerage service designed for banks and thrift institutions).

Name, Address, Age and Position(s) Held With Registrant	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Frank J. Fabozzi P.O. Box 4546 New York, NY 10163-4546 Age: 57 Trustee Audit Committee Member	3 years	Consultant. Editor of THE JOURNAL OF PORTFOLIO MANAGEMENT and Frederick Frank Adjunct Professor of Finance at the School of Management at Yale University. Author and editor of several books on fixed income portfolio management. Visiting Professor of Finance and Accounting at the Sloan School of Management, Massachusetts Institute of Technology from 1986 to August 1992.	56	Director, Guardian Mutual Funds Group (18 portfolios).
Kathleen F. Feldstein P.O. Box 4546 New York, NY 10163-4546 Age: 64 Trustee	3 years	President of Economic Studies, Inc., a Belmont, MA-based private economic consulting firm, since 1987; Chair, Board of Trustees, McLean Hospital in Belmont, MA	55	Director of BellSouth Inc. and Knight Ridder, Inc.; Trustee of the Museum of Fine Arts, Boston, and of the Committee for Economic Development; Corporation Member, Partners HealthCare and Sherrill House; Member of the Visiting Committee of the Harvard University Art Museums and of the Advisory Board to the International School of Business at Brandeis University.
R. Glenn Hubbard P.O. Box 4546 New York, NY 10163-4546 Age: 46 Trustee	3 years	Dean of Columbia Business School since July 1, 2004. Columbia faculty member since 1988. Co-director of Columbia Business School’s Entrepreneurship Program 1994-1997. Visiting Professor at the John F. Kennedy School of Government at Harvard University and the Harvard Business School, as well as the University of Chicago. Visiting scholar at the American Enterprise Institute in Washington and member of International Advisory Board of the MBA Program of Ben-Gurion University. Deputy Assistant Secretary of the U.S. Treasury Department for Tax Policy from 1991-1993. Chairman of the U.S. Council of Economic Advisers under the President of the United States 2001-2003.	56	Director of ADP, Dex Media, KKR Financial Corporation, and Ripplewood Holdings. Member of Board of Directors of Duke Realty. Formerly on the advisory boards of the Congressional Budget Office, the Council on Competitiveness, the American Council on Capital Formation, the Tax Foundation and the Center for Addiction and Substance Abuse. Trustee of Fifth Avenue Presbyterian Church of New York.
James Clayburn LaForce, Jr. P.O. Box 4546 New York, NY 10163-4546 Age: 76 Trustee	3 years	Dean Emeritus of the John E. Anderson Graduate School of Management, University of California since July 1, 1993. Acting Dean of the School of Business, Hong Kong University of Science and Technology 1990-1993. From 1978 to September 1993, Dean of the John E. Anderson Graduate School of Management, University of California.	56	Director of Payden & Rygel Investment Trust, Metzler-Payden Investment Trust, Advisors Series Trust, Arena Pharmaceuticals, Inc. and CancerVax Corporation. Former director of First Nationwide Bank, Eli Lilly & Company, National Intergroup, Rockwell International, Cyprus Mines, Getty Oil Company, The Timken Company, Jacobs Engineering Group, and Motor Cargo Industries.

Name, Address, Age and Position(s) Held With Registrant	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEES:
Robert S. Kapito* Age: 48 Trustee and Presiden	3 years	Vice Chairman of BlackRock, Inc. Head of the Portfolio Management Group. Also a member of the Management Committee, the Investment Strategy Group, the Fixed Income and Global Operating Committees and the Equity Investment Strategy Group of BlackRock, Inc. Responsible for the portfolio management of the Fixed Income, Domestic Equity and International Equity, Liquidity, and Alternative Investment Groups of BlackRock.	56	Chairman of the Hope & Heroes Children’s Cancer Fund. President of the Board of Directors of Periwinkle National Theatre for Young Audiences.
Ralph L. Schlosstein* Age: 54 Trustee and Chairman of the Board	3 years	Director since 1999 and President of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.'s predecessor entities since 1988. Member of the Management Committee and Investment Strategy Group of BlackRock, Inc. Formerly, Managing Director of Lehman Brothers, Inc. and Co-head of its Mortgage and Savings Institutions Group, Chairman and President of the BlackRock Liquidity Funds and director of several of BlackRock's alternative investment vehicles.	56	Director and Chairman of the Board of Anthracite Capital, Inc. Member of the Visiting Board of Overseers of the John F. Kennedy School of Government at Harvard University, a member of the board of the Financial Institution Center of The Wharton School of the University of Pennsylvania, a trustee of the American Museum of Natural History, a trustee of Trinity School in New York City, a member of the Board of Advisors of Marujupu LLC, and a trustee of New Visions for Public Education, The Public Theater in New York City and the James Beard Foundation. Formerly, a director of Pulte Corporation, the nation's largest homebuilder, a Trustee of Denison University and a member of Fannie Mae's Advisory Council.
Walter F. Mondale(3) P.O. Box 4546 New York, NY 10163-4546 Age: 77 Trustee	3 years	Senior Counsel, Dorsey & Whitney LLP, a law firm (January 2004-present); Partner, Dorsey & Whitney LLP (December 1996-December 2003, September 1987-August 1993). Formerly U.S. Ambassador to Japan (1993-1996). Formerly, Vice President of the United States, U.S. Senator and Attorney General of the State of Minnesota. 1984 Democratic Nominee for President of the United States.	56	Chairman of Panasonic Foundation’s Board of Directors and Director of United Health Foundation. Member of the Hubert H. Humphrey Institute of Public Affairs Advisory Board, The Mike and Maureen Mansfield Foundation and the Dean’s Board of Visitors of the Medical School at the University of Minnesota.

*	‘‘Interested person’’ of the Trust as defined in the Investment Company Act. Messrs. Kapito and Schlosstein are interested persons due to their employment with the investment advisor.

(1)	After a trustee’s initial term, each trustee is expected to serve a three-year term concurrent with the class of trustees for which he or she serves:

—	Messrs. Cavanagh, La Force and Hubbard, as Class I trustees, are expected to stand for re-election at the Trust’s 2008 annual meeting of shareholders

—	Messrs. Schlosstein, Fabozzi and Mondale, and Ms. Feldstein, as Class II trustees, are expected to stand for re-election at the Trust’s 2006 annual meeting of shareholders

—	Messrs. Kapito, Brimmer and Dixon, as Class III trustees, are expected to stand for re-election at the Trust’s 2007 annual meeting of shareholders

(2)	Each trustee has served in such capacity since the Trust’s inception.

(3)	Mr. Mondale may be deemed an interested person of one or more of the Trust’s principal underwriters because his law firm, Dorsey & Whitney LLP, serves as legal counsel to such principal underwriters. Because Mr. Mondale may be deemed an interested person of certain of the Trust’s principal underwriters, he also may be deemed to be an interested person of the Trust during the pendency of any securities offering by the Trust in which such underwriters participate.

OFFICERS:

Name and Age	Title	Principal Occupation During the Past Five Years and Other Affiliations
Anne F. Ackerley Age: 43	Vice President	Managing Director of BlackRock, Inc. since 2000. Formerly, First Vice President and Chief Operating Officer, Mergers and Acquisition Group at Merrill Lynch & Co. from 1997 to 2000; First Vice President and Chief Operating Officer, Public Finance Group at Merrill Lynch & Co. from 1995 to 1997; First Vice President, Emerging Markets Fixed Income Research at Merrill Lynch & Co. prior thereto.
Bartholomew A. Battista Age: 46	Chief Compliance Officer	Chief Compliance Officer and Anti-Money Laundering Compliance Officer of BlackRock, Inc. since 2004. Chief Compliance Officer and Anti-Money Laundering Compliance Officer of the BlackRock Funds and the BlackRock Liquidity Funds since 2004. Managing Director (since 2003), and Director (2000-2002) of BlackRock, Inc. Compliance Officer at Moore Capital Management from 1995-1998.
Henry Gabbay Age: 58	Treasurer	Managing Director of BlackRock, Inc. and its predecessor entities.
James Kong Age: 44	Assistant Treasurer	Managing Director of BlackRock, Inc. and its predecessor entities.
Vincent Tritto, Esq. Age: 44	Secretary	Managing Director, Senior Counsel and Assistant Secretary of BlackRock, Inc. (since January 2005) and Director, Senior Counsel and Assistant Secretary (2002-2004) of BlackRock, Inc. Formerly, Executive Director (2000-2002) and Vice President (1998-2000), Morgan Stanley & Co. Incorporated and Morgan Stanley Asset Management Inc. and officer of various Morgan Stanley-sponsored investment vehicles; Counsel (1998) and Associate (1988-1997), Rogers & Wells LLP, New York, NY; Foreign Associate (1992-1994), Asahi Law Offices/Masuda & Ejiri, Tokyo, Japan.
Brian Kindelan, Esq. Age: 46	Assistant Secretary	Managing Director and Senior Counsel (since January 2005), Director and Senior Counsel (2001-2004),and Vice President and Senior Counsel (1998-2000), BlackRock, Inc.; Senior Counsel, PNC Bank Corp. from May 1995 to April 1998; Associate, Stradley Ronon Stevens & Young, LLP from March 1990 to May 1995.

Share Ownership

Name of Trustee	Dollar Range of Equity Securities in the Trust(*)	Aggregate Dollar Range of Equity Securities Overseen by Trustees in the Family of Registered Investment Companies(*)
Andrew F. Brimmer	$0	over $100,000
Richard E. Cavanagh	$0	over $100,000
Kent Dixon	$0	over $100,000
Frank J. Fabozzi	$0	over $100,000
Kathleen F. Feldstein	$0	$10,001-$50,000
R. Glenn Hubbard	$0	$50,000-$100,000
Robert S. Kapito	$0	over $100,000
James Clayburn La Force, Jr.	$0	over $100,000
Walter F. Mondale	$0	over $100,000
Ralph L. Schlosstein	$0	over $100,000

(*)	As of February 28, 2005.

The trustees do not own shares in the Trust as the Trust has no operating history.

Compensation of Trustees

The fees and expenses of the Independent Trustees of the Trust are paid by the Trust. The trustees who are members of the BlackRock organization receive no compensation from the Trust. It is estimated that the Independent Trustees will receive from the Trust the amounts set forth before the Trust's calendar year ending December 31, 2006, assuming the Trust will have been in existence for the full calendar year.

Name of Board Member	Estimated Compensation from the Trust		Total Compensation from the Trust and Fund Complex Paid to Board Members(1)

Dr. Andrew F. Brimmer	$5,600		$310,000	(3)(4)(5)
Richard E. Cavanagh	$4,000	(2)	$220,000	(4)(5)
Kent Dixon	$4,000	(2)	$220,000	(4)(5)
Frank J. Fabozzi	$4,000	(2)	$220,000	(4)(5)
Kathleen F. Feldstein	$3,400	(2)	$190,000	(4)
R. Glenn Hubbard	$3,400	(2)	$190,000	(4)
James Clayburn La Force, Jr	$3,400	(2)	$190,000	(4)
Walter F. Mondale	$3,400	(2)	$190,000	(4)

(1)	Estimates the total compensation to be earned by that person during the calendar year ending December 31, 2006 from the closed-end funds advised by the Advisor (the ‘‘Fund Complex’’).

(2)	Of these amounts it is anticipated that trustees Brimmer, Cavanagh, Dixon, Fabozzi, Feldstein, La Force, Hubbard, and Mondale may defer $0, $0, $0, $0, $0, $3,400, $3,400 and $0, respectively, pursuant to the Fund Complex’s deferred compensation plan in the calendar year ended December 31, 2006.

(3)	Dr. Brimmer serves as ‘‘lead director’’ and Governance Committee Chairman for each board of trustees/directors in the Fund Complex. For his services as lead trustee/director, Dr. Brimmer will be compensated in the amount of $60,000 per annum by the Fund Complex.

(4)	Of this amount, trustees Brimmer, Cavanagh, Dixon, Fabozzi, Feldstein, La Force, Hubbard and Mondale are expected to defer $50,000, $50,000, $50,000, $50,000, $30,000, $190,000, $190,000 and $30,000, respectively, pursuant to the Fund Complex’s deferred compensation plan.

(5)	Includes compensation for service on the Audit Committee. Dr. Brimmer receives $60,000 per annum for his service as Chairman of the Audit Committee and all other trustees on the Audit Committee receive $30,000 base per annum for their service on the Audit Committee.

The Trust shall pay a pro rata portion (based on relative net assets) of the following trustee fees paid by the Fund Complex: (i) $190,000 per annum for each Independent Trustee as a retainer and (ii) $3,000 per day for each Independent Trustee for each special meeting of each board in the Fund Complex (i.e., any meeting, whether telephonic or in person, other than one of the six regularly scheduled meetings of each board per year) attended. Each Independent Trustee shall also be entitled to reimbursement for all of his or her out-of-pocket expenses in attending each meeting of the board of trustees of the Trust and any committee thereof. Dr. Brimmer will receive an additional $60,000 per annum from the Fund Complex for acting as the lead trustee for each board of trustees/directors in the Fund Complex plus an additional $60,000 per annum for his service as chairman of the Audit Committee. Messrs. Cavanagh, Dixon and Fabozzi will receive an additional $30,000 per annum from the Fund Complex for their service on the Audit Committee of the Fund Complex. This additional compensation to Messrs. Brimmer, Cavanagh, Dixon and Fabozzi will be allocated among the funds/trusts in the Fund Complex based on their relative net assets. Certain of the above fees paid to the Independent Trustees will be subject to mandatory deferrals pursuant to the Fund Complex's deferred compensation plan. The Independent Trustees have agreed that at least $30,000 of their $190,000 retainer will be mandatorily deferred pursuant to the Fund Complex's deferred compensation plan. Also, members of the Audit Committee of the Fund Complex will be required to defer $20,000 of the per annum fee they will receive for their services on the Audit Committee pursuant to the Fund Complex's deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Trustees as though equivalent dollar amounts had been invested in common shares of certain other funds/trusts in the Fund Complex selected by the Independent Trustees. This has approximately the same economic effect for the Independent Trustees as if they had invested the deferred amounts in such other funds/trusts. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund/trust. A fund/trust may, however, elect to invest in common shares of those funds/trusts selected by the Independent Trustee in order to match its deferred compensation obligations.

The board of trustees of the Trust currently has five committees: an Executive Committee, an Audit Committee, a Governance Committee, a Compliance Committee and a Portfolio Review Committee.

The Executive Committee consists of Messrs. Schlosstein and Kapito, and acts in accordance with the powers permitted to such a committee under the Amended and Restated Agreement and Declaration of Trust and the By-Laws of the Trust. The Executive Committee, subject to the Trust's Amended and Restated Agreement and Declaration of Trust, By-Laws and applicable law, acts on behalf of the full board of trustees in the intervals between meetings of the board.

The Audit Committee consists of Messrs. Brimmer, Cavanagh, Dixon and Fabozzi. The Audit Committee acts according to the Audit Committee charter. Dr. Brimmer has been appointed as Chairman of the Audit Committee. The Audit Committee is responsible for reviewing and evaluating issues related to the accounting and financial reporting policies of the Trust, overseeing the quality and objectivity of the Trust's financial statements and the audit thereof and acting as a liaison between the board of trustees and the Trust's independent accountants. The board of trustees of the Trust has determined that the Trust has three audit committee financial experts serving on its Audit Committee, Messrs. Brimmer, Dixon and Fabozzi, all of whom are independent for the purpose of the definition of audit committee financial expert as applicable to the Trust.

The Governance Committee consists of all of the Independent Trustees. The Governance Committee acts in accordance with the Governance Committee charter. Dr. Brimmer has been appointed as Chairman of the Governance Committee. The Governance Committee performs those functions enumerated in the Governance Committee charter including, but not limited to, making nominations for the appointment or election of Independent Trustees including shareholder nominees, reviewing Independent Trustee compensation, retirement policies and personnel training policies and administrating the provisions of the Code of Ethics applicable to the Independent Trustees.

The Governance Committee will consider trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Governance Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the Governance Committee, a shareholder must submit the recommendation in writing and must include:

•	The name of the shareholder and evidence of the person's ownership of shares of the Trust, including the number of shares owned and the length of time of ownership; and

•	The name of the candidate, the candidate's resume or a listing of his or her qualifications to be a trustee of the Trust and the person's consent to be named as a trustee if selected by the Governance Committee and nominated by the Board.

The shareholder recommendation and information described above must be sent to the Corporate Secretary, c/o BlackRock, P.O. Box 4546, New York, New York 10163.

The Compliance Committee consists of Messrs. Brimmer, Cavanagh, Hubbard, La Force, Mondale, and Mrs. Feldstein. The Compliance Committee acts according to the Compliance Committee charter. Dr. Brimmer has been appointed as Chairman of the Compliance Committee. The Compliance Committee performs those functions enumerated in the Compliance Committee charter, including, but not limited to, supporting the Independent Trustees in acting independently of BlackRock Advisors in pursuing the best interests of the Trust and its shareholders, receiving information on and, where appropriate, recommending policies concerning the Trust's compliance with applicable law, and receiving reports from and making certain recommendations in respect of the Trust's Chief Compliance Officer.

The Portfolio Review Committee consists of Messrs. Brimmer, Cavanagh, Hubbard, La Force, Mondale, and Mrs. Feldstein. The Portfolio Review Committee acts in accordance with the Portfolio Review Committee charter. Dr. Brimmer has been appointed as an Ex Officio member of the

Portfolio Review Committee. The Portfolio Review Committee performs those functions enumerated in the Portfolio Review Committee charter, including, but not limited to, supporting the Independent Trustees in acting independently of BlackRock in pursuing the best interests of the Trust and its shareholders, developing an understanding of and reviewing the investment objective, policies and practices of the Trust, and reviewing with respect to the Trust: (a) whether the Trust has complied with its investment policies and restrictions as reflected in its prospectus and Statement of Additional Information, (b) appropriate benchmarks and competitive universes, (c) investment performance, (d) unusual or exceptional investment matters, and (e) other matters bearing on the Trust’s investment results.

As the Trust is a closed-end investment company with no prior investment operations, no meetings of the above committees have been held in the current fiscal year, provided that the Governance Committee has acted by written consent to form the Audit Committee which, in turn, met in connection with the organization of the Trust to select the Trust’s independent registered public accounting firm.

Prior to this offering, all of the outstanding shares of the Trust were owned by an affiliate of BlackRock Advisors.

Proxy Voting Policies

The board of trustees of the Trust has delegated the voting of proxies for Trust securities to BlackRock pursuant to BlackRock's proxy voting guidelines. Under these guidelines, BlackRock will vote proxies related to Trust securities in the best interests of the Trust and its shareholders. A copy of BlackRock's proxy voting procedures is attached as Appendix C to this Statement of Additional Information.

Codes of Ethics

The Trust, the Advisor and the Sub-Advisor have adopted codes of ethics under Rule 17j-1 of the Investment Company Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Trust. These codes can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-942-8090. These codes of ethics are available on the EDGAR Database on the Securities and Exchange Commission's web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

Investment Advisor and Sub-Advisor

BlackRock Advisors acts as the Trust's investment advisor. BlackRock Financial Management acts as the Trust's sub-advisor. BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and BlackRock Financial Management, located at 40 East 52nd Street, New York, New York 10022, are wholly owned subsidiaries of BlackRock, Inc., which is one of the largest publicly traded investment management firms in the United States with approximately $427.8 billion of assets under management as of September 30, 2005. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products, including the BlackRock Funds™ and BlackRock Liquidity Funds™. In addition, BlackRock provides risk management and investment system services to institutional investors under the BlackRock Solutions® name.

The BlackRock organization has over 17 years of experience managing closed-end funds. As of September 30, 2005, BlackRock advised a closed-end family of 56 active funds with approximately $17.3 billion in assets. BlackRock has $26 billion in municipal bonds under management as of September 30, 2005, including $9.3 billion in assets across 37 municipal closed-end funds. Clients are served from the company's headquarters in New York City, as well as offices in Boston, Chicago, Edinburgh, Hong Kong, San Francisco, Singapore, Sydney, Tokyo and Wilmington. BlackRock, Inc. is a member of The PNC Financial Services Group, Inc., one of the largest diversified financial services organizations in the United States, and is majority owned by PNC and by BlackRock employees.

Portfolio Managers

As of September 30, 2005, Kevin M. Klingert managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	45	$12,046 million	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	1	$220 million	1	$220 million
Other Accounts	152	$19,534 million	19	$2,513 million

As of September 30, 2005, James McGinley managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	20	$4,055 million	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	0	$0	0	—
Other Accounts	32	$4,701 million	8	$1,893 million

As of September 30, 2005, F. Howard Downs managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	1	$43 million	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	0	—	0	—
Other Accounts	26	$705 million	0	—

BlackRock Advisors has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock Advisors has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock Advisors furnishes investment management and advisory services to numerous clients in addition to the Trust, and BlackRock Advisors may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Trust. In addition, BlackRock Advisors, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock Advisors recommends to the Trust. Actions with respect to securities of the same kind may be the same as or different from the action which BlackRock Advisors, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take with respect to the same securities. Moreover, BlackRock Advisors may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock Advisors’ (or its affiliates’) officers, directors or employees are directors or officers, or companies as to which BlackRock Advisors or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, BlackRock Advisors includes disclosure regarding these matters to its clients in both its Form ADV and investment management agreements.

Circumstances may arise under which BlackRock Advisors determines that, while it would be both desirable and suitable that a particular security or other investment be purchased or sold for the account of more than one of its clients accounts, there is a limited supply of or demand for the security or other investment. Under such circumstances, BlackRock Advisors will seek to allocate the opportunity to purchase or sell that security or other investment among those accounts on an equitable basis but shall not be required to assure equality of treatment among all of its clients (including that the opportunity to purchase or sell that security or other investment will be proportionally allocated among those clients according to any particular or predetermined standards or criteria). Where, because of prevailing market conditions, it is not possible to obtain the same price or time of execution for all of the securities or other investments purchased or sold for the Trust, BlackRock Advisors may, consistent with its allocation procedures and applicable law, average the various prices and charge or credit the Trust with the average price. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Trust.

Portfolio Manager Compensation

BlackRock Advisors’ financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by BlackRock Advisors such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm, which may include the amount of assets supervised and other management roles within the firm.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

Long-Term Retention and Incentive Plan (LTIP ) – The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in part in cash and in part in BlackRock, Inc. common stock. Messrs. Klingert, Downs and McGinley have received awards under the LTIP.

Deferred Compensation Program – A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm’s investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm’s hedge funds and other unregistered products. In addition, a portion of the annual compensation of certain senior managers, including Messrs. Klingert and McGinley, is mandatorily deferred in a similar manner for a number of years.

Options and Restricted Stock Awards – While incentive stock options are not presently being awarded to BlackRock employees, BlackRock, Inc. previously granted stock options to key employees, including Messrs. Klingert, Downs and McGinley, who may still hold unexercised or unvested options. BlackRock, Inc. also has a restricted stock award program designed to reward certain key employees, including Mr. Klingert, as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years.

Incentive Savings Plans – The PNC Financial Services Group, Inc., which owns approximately 71% of BlackRock, Inc.’s common stock, has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including an Employee Stock Purchase Plan (ESPP) and a 401(k) plan. The 401(k) plan may involve a company match of the employee’s contribution of up to 6% of the employee’s salary. The company match is made using BlackRock, Inc. common stock. The firm’s 401(k) plan offers a range of investment options, including registered investment companies managed by the firm. Messrs. Klingert, Downs and McGinley are eligible to participate in these plans.

Annual incentive compensation for each portfolio manager is a function of two components: the investment performance of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s teamwork and contribution to the overall performance of these portfolios. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks, rather than each other. In most cases, including for the portfolio managers of the Trust, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Trust or other accounts are measured. A committee of BlackRock, Inc.’s officers compares each fund’s performance against those benchmarks that the committee believes are most applicable to the fund. In the case of the Trust, it is anticipated that such benchmarks would include the  . The committee then makes a subjective determination with respect to the portfolio managers’ compensation based on the Trust’s performance relative to the various benchmarks.

Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with the firm. BlackRock’s Management Committee determines all compensation matters for portfolio managers. BlackRock’s basic compensation structure has been in place since its inception.

Securities Ownership of Portfolio Managers

The Trust is a newly organized investment company. Accordingly, as of the date of this Statement of Additional Information, none of the portfolio managers beneficially owns any securities issued by the Trust.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Advisor and the Sub-Advisor are responsible for decisions to buy and sell securities for the Trust, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The Trust will generally purchase securities on a stock exchange effected through brokers who charge a commission for their services. The Trust may also invest in securities that are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a ‘‘net’’ basis with dealers acting as principal for their own accounts without a stated commission, although the price of such securities usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include in the price a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Trust may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

Payments of commissions to brokers who are affiliated persons of the Trust (or affiliated persons of such persons) will be made in accordance with Rule 17e-1 under the Investment Company Act. Commissions paid on such transactions would be commensurate with the rate of commissions paid on similar transactions to brokers that are not so affiliated.

The Advisor and Sub-Advisor may, consistent with the interests of the Trust, select brokers on the basis of the research, statistical and pricing services they provide to the Trust and the Advisor’s or Sub-Advisor’s other clients. Such research, statistical and/or pricing services must provide lawful and appropriate assistance to the Advisor’s or Sub-Advisor’s investment decision making process in order for such research, statistical and/or pricing services to be considered by the Advisor or Sub-Advisor in selecting a broker. These research services may include information on securities markets, the economy, individual companies, pricing information, research products and services and such other services as may be permitted from time to time by Section 28(e) of the Securities Exchange Act of 1934, as amended. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Advisor and Sub-Advisor under their respective contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Advisor or Sub-Advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisor or Sub-Advisor and its other clients and that the total commissions paid by the Trust will be reasonable in relation to the benefits to the Trust over the long-term. The advisory fees that the Trust pays to the Advisor will not be reduced as a consequence of the Advisor’s or Sub-Advisor’s receipt of brokerage and research services. To the extent that portfolio transactions are used to obtain such services, the brokerage commissions paid by the Trust will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services generally would be useful and of value to the Advisor or Sub-Advisor in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Advisor and Sub-Advisor in carrying out their obligations to the Trust. While such services are not expected to reduce the expenses of the Advisor or Sub-Advisor, the Advisor would, through use of the services, avoid the additional expenses which would be incurred if they should attempt to develop comparable information through their own staffs. Commission rates for brokerage transactions on foreign stock exchanges are generally fixed.

One or more of the other investment companies or accounts which the Advisor and/or the Sub-Advisor manages may own from time to time some of the same investments as the Trust. Investment decisions for the Trust are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis, usually on a pro rata basis, by the Advisor and/or the Sub-Advisor in their discretion in accordance with the accounts’ various investment objectives. Such allocations are based upon the written procedures of the Advisor and/or Sub-Advisor, which have been reviewed and approved by the board of trustees. In some cases, this system may adversely affect the price or size of the position obtainable for the Trust. In other cases, however, the ability of the Trust to participate in volume transactions may produce better execution for the Trust. It is the opinion of the Trust’s board of trustees that this advantage, when combined with the other benefits available due to the Advisor’s or the Sub-Advisor’s organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

It is not the Trust’s policy to engage in transactions with the objective of seeking profits from short-term trading. However, the annual portfolio turnover rate of the Trust may be greater than 100%. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased Trust costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

DESCRIPTION OF SHARES

Common Shares

The Trust intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Trust will send annual and semi-annual reports, including financial statements, to all holders of its shares.

Preferred Shares

Although the terms of any Preferred Share issued by the Trust, including their dividend rate, voting rights, liquidation preference and redemption provisions will be determined by the board of trustees (subject to applicable law and the Trust's Amended and Restated Agreement and Declaration of Trust) when it authorizes a Preferred Shares offering, the Trust currently expects that the preference on distributions, liquidation preference, voting rights and redemption provisions of any such Preferred Shares will likely be as stated in the prospectus.

If the board of trustees determines to proceed with an offering of Preferred Shares, the terms of the Preferred Shares may be the same as, or different from, the terms described in the prospectus, subject to applicable law and the Trust's Amended and Restated Agreement and Declaration of Trust. The board of trustees, without the approval of the holders of common shares, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

Other Shares

The board of trustees (subject to applicable law and the Trust's Amended and Restated Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of either common shares or Preferred Shares, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the board of trustees see fit. The Trust currently does not expect to issue any other classes of shares, or series of shares, except for the common shares and the Preferred Shares.

REPURCHASE OF COMMON SHARES

The Trust is a closed-end management investment company and as such its shareholders will not have the right to cause the Trust to redeem their shares. Instead, the Trust's common shares will trade in the open-market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Trust's board of trustees may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open-market or in private transactions, the making of a tender offer for such shares, or the conversion of the Trust to an open-end investment company. The board of trustees may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

Notwithstanding the foregoing, at any time when the Trust's Preferred Shares are outstanding, the Trust may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued Preferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Trust's portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Trust will be borne by the Trust and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment restrictions, the Trust may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Trust in anticipation of share repurchases or tenders will reduce the

Trust's net income. Any share repurchase, tender offer or borrowing that might be approved by the Trust's board of trustees would have to comply with the Securities Exchange Act of 1934, as amended, the Investment Company Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the board of trustees at the time it considers such issue, it is the board's present policy, which may be changed by the board of trustees, not to authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the New York Stock Exchange or (b) impair the Trust's status as a regulated investment company under the Code, (which would make the Trust a taxable entity, causing the Trust's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Trust) or as a registered closed-end investment company under the Investment Company Act; (2) the Trust would not be able to liquidate portfolio securities in an orderly manner and consistent with the Trust's investment objective and policies in order to repurchase shares; or (3) there is, in the board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Trust, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Trust or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Trust or its shareholders if shares were repurchased. The board of trustees may in the future modify these conditions in light of experience.

The repurchase by the Trust of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Trust's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Trust's shares may be the subject of repurchase or tender offers from time to time, or that the Trust may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Trust of its common shares will net assets which would likely have the effect of increasing the Trust's expense ratio. Any purchase by the Trust of its common shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

Before deciding whether to take any action if the common shares trade below net asset value, the Trust's board of trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Trust's portfolio, the impact of any action that might be taken on the Trust or its shareholders and market considerations. Based on these considerations, even if the Trust's shares should trade at a discount, the board of trustees may determine that, in the interest of the Trust and its shareholders, no action should be taken.

TAX MATTERS

The following is a description of certain Federal income tax consequences to a shareholder of acquiring, holding and disposing of common stock of the Trust. This discussion does not purport to be complete or to deal with all aspects of Federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes you are a U.S. shareholder and that you hold your shares as a capital asset. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service retroactively or prospectively.

The Trust intends to elect to be treated and to qualify to be taxed as a regulated investment company under Subchapter M of the Code, and to satisfy conditions which will enable dividends on common shares or Preferred Shares which are attributable to interest on tax-exempt municipal securities to be exempt from Federal income tax in the hands of its shareholders, subject to the possible application of the Federal alternative minimum tax.

In order to qualify as a regulated investment company, the Trust must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to its shareholders. First, the Trust must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and interests in ‘‘qualified publicly traded partnerships’’ (collectively, the ‘‘90% gross income test’’). Second, the Trust must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Trust's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities (other than United States government securities and securities of other regulated investment companies) of (a) any one issuer, (b) any or two or more issuers controlled by the Trust and engaged in the same, similar or related trades or businesses or (c) any one or more ‘‘qualified publicly traded partnerships.’’

As a regulated investment company, the Trust will not be subject to Federal income tax on income and gains that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of (i) its ‘‘investment company taxable income’’ (which includes, among other items, dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, and any other taxable income other than ‘‘net capital gain’’ (as defined below) and is reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). The Trust may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if the Trust retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Trust retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to Federal income tax on long-term capital gains, (i) will be required to include in income for Federal income tax purposes, as long-term capital gain, their share of such undistributed amount and (ii) will be entitled to credit their proportionate shares of the tax paid by the Trust against their Federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For Federal income tax purposes, the tax basis of shares owned by a shareholder of the Trust will be increased by the amount of undistributed capital gains included in the gross income of the shareholder less the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Trust will pay shareholders 90% of its net tax-exempt interest and any investment company taxable income in order to qualify as a regulated investment company for Federal income tax purposes. In addition, the Trust intends to distribute, on an annual basis, all or substantially all of its taxable net income and capital gains to its shareholders so that the Trust will not be subject to Federal income or excise taxes.

Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

Distributions by the Trust of investment company taxable income, if any, whether received in cash or additional shares, will be taxable to shareholders as ordinary income (to the extent of the current or accumulated earning and profits of the Trust) and generally will not qualify for the dividends received deduction in the case of corporate shareholders. In addition, gain realized by the Trust from the disposition of a tax-exempt municipal obligation that is attributable to accrued market discount will be treated as ordinary income rather than capital gain, and thus may increase the amount of ordinary income dividends received by holders of common shares. Net long-term capital gains realized by the Trust and distributed to shareholders in cash or additional shares will be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of the Trust. Distributions by the Trust that do not constitute ordinary income dividends, capital gain distributions or exempt-interest dividends (as defined below) will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed below.

Certain ordinary income dividends paid to individuals with respect to taxable years beginning on or before December 31, 2008 will be eligible for taxation at the rates applicable to long-term capital gains (currently at a maximum rate of 15%) provided that certain holding period and other requirements are met by the Trust and the shareholders.

Where one or more distributions occur in any taxable year, the available current and accumulated earnings and profits of the Trust will be allocated, first, to the distributions made to the holders of any outstanding preferred shares of beneficial interest in the Trust (including the Preferred Shares, if any), and only thereafter to distributions made to common shareholders. As a result, the holders of any outstanding preferred shares of beneficial interest in the Trust (including the Preferred Shares, if any) may receive a disproportionate share of the distributions treated as dividends, and the holders of the common shares may receive a disproportionate share of the distributions treated as a return of capital.

If the Trust engages in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to the Trust, defer the Trust's losses, cause adjustments in the holding periods of the Trust's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to holders of common shares.

Prior to purchasing shares in the Trust, an investor should carefully consider the impact of dividends which are expected to be or have been declared, but not paid. Any dividend declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to holders of common shares of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Trust (and received by the holder of common shares) on December 31.

Federal income tax law imposes an alternative minimum tax with respect to both corporations and individuals based on certain items of tax preference. To the extent the Trust receives income treated as tax preference items for purposes of the alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from Federal income tax, will be taxable to holders of common shares to the extent that their tax liability is determined under the alternative minimum tax. The Trust will annually supply holders of common shares with reports indicating the amount and nature of all income distributed to them as well as the percentage of Trust income attributable to tax preference items subject to the alternative minimum tax.

The Trust intends to invest in sufficient tax-exempt municipal bonds to permit payment of ‘‘exempt-interest dividends’’ (as defined in the Code). Except as provided below, exempt-interest dividends paid to holders of common shares are not includable in the holder's gross income for Federal income tax purposes.

The Internal Revenue Service's position in a published revenue ruling indicates that the Trust is required to designate distributions paid with respect to its common shares and its Preferred Shares as consisting of a portion of each type of income distributed by the Trust. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of total

Trust dividends received by such class. Thus, the Trust will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends between the holders of the common shares and the holders of Preferred Shares in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law. Capital gain dividends and ordinary income dividends will similarly be allocated between the two classes.

Interest on certain ‘‘private activity bonds’’ is an item of tax preference subject to the alternative minimum tax on individuals and corporations. The Trust may invest a portion of its assets in municipal bonds subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private activity bonds. Accordingly, investment in the Trust could cause a holder of common shares to be subject to, or result in an increased liability under, the alternative minimum tax.

Exempt-interest dividends are included in determining what portion, if any, of a person's Social Security and railroad retirement benefits will be includable in gross income subject to Federal income tax.

Although exempt-interest dividends generally may be treated by holders of common shares as items of interest excluded from their gross income, each holder is advised to consult his tax advisor with respect to whether exempt-interest dividends retain their exclusion if the shareholder would be treated as a ‘‘substantial user,’’ or a ‘‘related person’’ of a substantial user, of the facilities financed with respect to any of the tax-exempt obligations held by the Trust.

For corporations, alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income (‘‘adjusted current earnings’’) and the amount otherwise determined to be the alternative minimum taxable income. Interest on municipal bonds, and therefore all exempt-interest dividends received from the Trust, are included in calculating adjusted current earnings.

The redemption, sale or exchange of common shares normally will result in capital gain or loss to the holders of common shares who hold their shares as capital assets. Generally, a shareholder's gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such common shares is attributable to tax-exempt interest income. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are currently taxed at a maximum rate of 15%, while short-term capital gains and other ordinary income are currently taxed at a maximum rate of 35%.

All or a portion of a sales charge paid in purchasing common shares cannot be taken into account for purposes of determining gain or loss on the redemption, sale or exchange of such shares within 90 days after their purchase to the extent common shares or shares of another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. In addition, no loss will be allowed on the redemption, sale or exchange of common shares if the shareholder purchases other common shares of the Trust (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire shares that are substantially identical to common shares of the Trust within a period of 61 days beginning 30 days before and ending 30 days after such redemption, sale or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. Further, any losses realized on the redemption, sale or exchange of common shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to such common shares and, if not disallowed, such losses will be treated as long-term capital losses to the extent of any capital gain dividends received (or amounts credited as undistributed capital gains) with respect to such common shares.

In order to avoid a 4% Federal excise tax, the Trust must distribute or be deemed to have distributed by December 31 of each calendar year the sum of 98% of its taxable ordinary income for such year, at least 98% of its capital gain net income (the excess of its realized capital gains over its realized capital losses, generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and capital gain net income for the prior year that was not distributed during such year and on which the Trust paid no Federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. The Trust intends to make timely distributions in compliance with these requirements and consequently it is anticipated that it generally will not be required to pay the excise tax.

If in any year the Trust should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Trust would incur a regular corporate Federal income tax upon its taxable income for that year, and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for Federal income tax purposes to the extent of the Trust's earnings and profits.

The Trust is required to withhold tax at a rate of 28% on taxable dividends and certain other payments paid to non-corporate shareholders who have not furnished to the Trust their correct taxpayer identification number (in the case of individuals, their Social Security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against the shareholder's Federal income tax liability, provided the required information is furnished to the Internal Revenue Service.

THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF THE APPLICABLE PROVISIONS OF THE CODE AND TREASURY REGULATIONS PRESENTLY IN EFFECT. FOR THE COMPLETE PROVISIONS, REFERENCE SHOULD BE MADE TO THE PERTINENT CODE SECTIONS AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER. THE CODE AND THE U.S. TREASURY REGULATIONS ARE SUBJECT TO CHANGE BY LEGISLATIVE, JUDICIAL OR ADMINISTRATIVE ACTION, EITHER PROSPECTIVELY OR RETROACTIVELY. PERSONS CONSIDERING AN INVESTMENT IN COMMON SHARES SHOULD CONSULT THEIR OWN TAX ADVISORS REGARDING THE PURCHASE, OWNERSHIP AND DISPOSITION OF COMMON SHARES.

EXPERTS

The Statement of Net Assets of the Trust as of                     , 2005 appearing in this Statement of Additional Information has been audited by                 , independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.                 , located at                     , provides accounting and auditing services to the Trust.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Trust with the Securities and Exchange Commission, Washington, D.C. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Trust and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Securities and Exchange Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Securities and Exchange Commission upon the payment of certain fees prescribed by the Securities and Exchange Commission.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholder of BlackRock Long-Term Municipal Advantage Trust:

We have audited the accompanying statement of assets and liabilities of BlackRock Long-Term Municipal Advantage Trust (the ‘‘Trust’’) as of  , 2005 and the related statements of operations and changes in net assets for the period from  , 2005 (date of inception) to  , 2005. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BlackRock Long-Term Trust as of  , 2005, and the results of its operations and the changes in its net assets for the period from  , 2005 (date of inception) to  , 2005, in conformity with accounting principles generally accepted in the United States of America.

BLACKROCK LONG-TERM MUNICIPAL ADVANTAGE TRUST
STATEMENT OF ASSETS AND LIABILITIES
                , 2005

BLACKROCK LONG-TERM TRUST
STATEMENT OF OPERATIONS
For the period             , 2005 (date of inception) to                 , 2005

BLACKROCK LONG-TERM MUNICIPAL ADVANTAGE TRUST
STATEMENT OF CHANGES IN NET ASSETS
For the period             , 2005 (date of inception) to             , 2005

NOTES TO FINANCIAL STATEMENTS

APPENDIX A

RATINGS OF INVESTMENTS

Standard & Poor’s Corporation—A brief description of the applicable Standard & Poor’s Corporation (‘‘S&P’’) rating symbols and their meanings (as published by S&P) follows:

ISSUE CREDIT RATING DEFINITIONS

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation; and

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

"AAA"	An obligation rated ‘‘AAA’’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
"AA"	An obligation rated ‘‘AA’’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
"A"	An obligation rated ‘‘A’’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
"BBB"	An obligation rated ‘‘BBB’’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
"BB," "B," "CCC," "CC," and "C"	Obligations rated ‘‘BB’’, ‘‘B’’, ‘‘CCC’’, ‘‘CC’’, and ‘‘C’’ are regarded as having significant speculative characteristics. ‘‘BB’’ indicates the least degree of speculation and ‘‘C’’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
"BB"	An obligation rated ‘‘BB’’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
"B"	An obligation rated ‘‘B’’ is more vulnerable to nonpayment than obligations rated ‘‘BB’’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
"CCC"	An obligation rated ‘‘CCC’’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
"CC"	An obligation rated ‘‘CC’’ is currently highly vulnerable to nonpayment.
"C''	A subordinated debt or preferred stock obligation rated ‘‘C’’ is currently highly vulnerable to nonpayment. The ‘‘C’’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘‘C’’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.
"D"	An obligation rated ‘‘D’’ is in payment default. The ‘‘D’’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘‘D’’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
PLUS (+) OR MINUS (−)	The ratings from ‘‘AA’’ to ‘‘CCC’’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.
"N.R."	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

"A-1"	A short-term obligation rated ‘‘A-1’’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
"A-2"	A short-term obligation rated ‘‘A-2’’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
"A-3"	A short-term obligation rated ‘‘A-3’’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
"B"	A short-term obligation rated ‘‘B’’ is regarded as having significant speculative characteristics. Ratings of ‘‘B-1’’, ‘‘B-2’’, and ‘‘B-3’’ may be assigned to indicate finer distinctions within the ‘‘B’’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.
"B-1"	A short-term obligation rated ‘‘B-1’’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
"B-2"	A short-term obligation rated ‘‘B-2’’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
"B-3"	A short-term obligation rated ‘‘B-3’’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
"C"	A short-term obligation rated ‘‘C’’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
"D"	A short-term obligation rated ‘‘D’’ is in payment default. The ‘‘D’’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘‘D’’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently applied and/or outstanding)

"i"	This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘‘i’’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘‘i’’ subscript will always be used in conjunction with the ‘‘p’’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of ‘‘AAAp N.R.i’’ indicating that the principal portion is rated ‘‘AAA’’ and the interest portion of the obligation is not rated.
"L"	Ratings qualified with ‘‘L’’ apply only to amounts invested up to federal deposit insurance limits.
"P"	This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘‘p’’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘‘p’’ subscript will always be used in conjunction with the ‘‘i’’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of ‘‘AAAp N.R.i’’ indicating that the principal portion is rated ‘‘AAA’’ and the interest portion of the obligation is not rated.
"pi"	Ratings with a ‘‘pi’’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘‘pi’’ subscript. Ratings with a ‘‘pi’’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.
"pr"	The letters ‘‘pr’’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.
"preliminary"	Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.
Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor's of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor's reserves the right not to issue a final rating.
Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.
"t"	This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Inactive Qualifiers (No longer applied or outstanding)

"*"	This symbol indicated continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.
"C"	This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.
"q"	A ‘‘q’’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.
"r"	The ‘‘r’’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘‘r’’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘‘r’’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

MUNICIPAL ISSUER CREDIT RATING DEFINITIONS

A Standard & Poor's issuer credit rating is a current opinion of an obligor's overall financial capacity (its creditworthiness) to pay its financial obligations. This opinion focuses on the obligor's capacity and willingness to meet its financial commitments as they come due. It does not apply to any specific financial obligation, as it does not take into account the nature of and provisions of the obligation, its standing in bankruptcy or liquidation, statutory preferences, or the legality and enforceability of the obligation. In addition, it does not take into account the creditworthiness of the guarantors, insurers, or other forms of credit enhancement on the obligation. The issuer credit rating is not a recommendation to purchase, sell or hold a financial obligation issued by an obligor, as it does not comment on market price or suitability for a particular investor.

Issuer credit ratings are based on current information furnished by obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any issuer credit rating and may, on occasion, rely on unaudited financial information. Issuer credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. Issuer credit ratings can be either long term or short term. Short-term issuer credit ratings reflect the obligor's creditworthiness over a short-term time horizon.

Long-Term Issue Credit Ratings

Issue credit ratings are based in varying degrees, on the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation; and

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

"AAA"	An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.
"AA"	An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
"A"	An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.
"BBB"	An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
"BB," "B," "CCC," "CC," and "C"	Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
"BB"	An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.
"B"	An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.
"CCC"	An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
"CC"	An obligation rated 'CC' is currently highly vulnerable to nonpayment.
"C"	The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
"D"	An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
PLUS (+) OR MINUS (−)	The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.
"N.R."	An issue designated N.R. is not rated.

Short-Term Issue Credit Ratings

Notes

A Standard & Poor's U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

"SP-1"	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
"SP-2"	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
"SP-3"	Speculative capacity to pay principal and interest.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (‘‘Moody’s’’) rating symbols and their meanings (as published by Moody’s) follows:

LONG TERM OBLIGATION RATINGS

Moody’s long term obligation ratings are opinions of the relative credit risk of a fixed income obligation with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Long Term Rating Definitions:

"AAA"	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
"AA"	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
"A"	Obligations rated A are considered upper medium grade and are subject to low credit risk.
"BAA"	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.
"BA"	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
"B"	Obligations rated B are considered speculative and are subject to high credit risk.
"CAA"	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
"CA"	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
"C"	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note:    Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

MEDIUM TERM NOTE RATINGS

Moody’s assigns long term ratings to individual debt securities issued from medium term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all parí passu notes issued under the same program, at the program’s relevant indicated rating, provided such notes do not exhibit any of the characteristics of listed below:

•	Notes containing features that link interest or principal to the credit performance of any third party or parties

•	Notes allowing for negative coupons, or negative principal

•	Notes containing any provision that could obligate the investor to make any additional payments

•	Notes containing provisions that subordinate the claim.

For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.

Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium term note program. Unrated notes issued under an MTN program may be assigned an NR symbol.

SHORT TERM RATING DEFINITIONS:

Moody’s short term ratings are opinions of the ability of issuers to honor short term financial obligations. Ratings may be assigned to issuers, short term programs or to individual short term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

"P-1"	Issuers (or supporting institutions) rated Prime 1 have a superior ability to repay short term debt obligations.
"P-2"	Issuers (or supporting institutions) rated Prime 2 have a strong ability to repay short term debt obligations.
"P-3"	Issuers (or supporting institutions) rated Prime 3 have an acceptable ability to repay short term obligations.
"NP"	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note:    Canadian issuers rated P 1 or P 2 have their short term ratings enhanced by the senior most long term rating of the issuer, its guarantor or support provider.

US MUNICIPAL AND TAX EXEMPT RATINGS

Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax exempt markets. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long term rating scale differs from Moody’s general long term rating scale. (Please refer to Corporate Equivalent Ratings under Policies and Procedures.)

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

Municipal Long Term Rating Definitions:

"AAA"	Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax exempt issuers or issues.
"AA"	Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax exempt issuers or issues.
"A"	Issuers or issues rated A present above average creditworthiness relative to other US municipal or tax exempt issuers or issues.
"BAA"	Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax exempt issuers or issues.
"BA"	Issuers or issues rated Ba demonstrate below average creditworthiness relative to other US municipal or tax exempt issuers or issues.
"B"	Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax exempt issuers or issues.
"CAA"	Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax exempt issuers or issues.
"CA"	Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax exempt issuers or issues.
"C"	Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax exempt issuers or issues.

Note:    Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

US Municipal Short Term Debt And Demand Obligation Ratings

Municipal Short Term Rating Definitions:

There are three rating categories for short term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3. In addition, those short term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

"MIG 1"	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad based access to the market for refinancing.
"MIG 2"	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
"MIG 3"	This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well established.
"SG"	This designation denotes speculative grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Rating Definitions:

In the case of variable rate demand obligations (VRDOs), a two component rating is assigned; a long or short term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (‘‘demand feature’’), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long or short term aspect of a VRDO is not rated, that piece is designated NR, e.g. Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

"VMIG 1"	This designation denotes superior credit quality. Excellent protection is afforded by the superior short term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
"VMIG 2"	This designation denotes strong credit quality. Good protection is afforded by the strong short term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
"VMIG 3"	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
"SG"	This designation denotes speculative grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch IBCA, Inc.—A brief description of the applicable Fitch IBCA, Inc. (‘‘Fitch’’) ratings symbols and meanings (as published by Fitch) follows:

INTERNATIONAL LONG-TERM CREDIT RATINGS

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

"AAA"	Highest credit quality. ‘‘AAA’’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
"AA"	Very high credit quality. ‘‘AA’’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

"A"	High credit quality. ‘‘A’’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
"BBB"	Good credit quality. ‘‘BBB’’ ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

"BB"	Speculative. ‘‘BB’’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
"B"	Highly speculative. For issuers and performing obligations, ‘‘B’’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘‘R1’’ (outstanding).
"CCC"	For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘‘R2’’ (superior), or ‘‘R3’’ (good) or ‘‘R4’’ (average).
"CC"	For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘‘R4’’ (average) or ‘‘R5’’ (below average).
"C"	For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘‘R6’’ (poor).
"RD"	Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.
"D"	Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

–	failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

–	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or

–	the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘‘D’’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘‘C’’ to ‘‘B’’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘‘B’’ or ‘‘CCC-C’’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Notes to International Long-Term and Short-Term ratings:

The modifiers ‘‘+’’ or ‘‘–’’ may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘‘AAA’’ Long-term rating category, to categories below ‘‘CCC’’, or to Short-term ratings other than ‘‘F1’’. (The +/− modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch:     Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as ‘‘Positive’’, indicating a potential upgrade, ‘‘Negative’’, for a potential downgrade, or ‘‘Evolving’’, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook:     An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘‘stable’’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term ‘‘put’’ or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only

Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only

Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return

Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘‘PIF’’	Paid-in-Full; denotes a security that is paid-in-full, matured, called, or refinanced.
‘‘NR’’	indicates that Fitch Ratings does not rate the issuer or issue in question.
‘‘Withdrawn’’:	A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

NATIONAL LONG-TERM CREDIT RATINGS

National Ratings are an assessment of credit quality relative to the rating of the ‘‘best’’ credit risk in a country. This ‘‘best’’ risk will normally, although not always, be assigned to all financial commitments issued or guaranteed by the sovereign state.

A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, in the table below.

"AAA(xxx)"	‘‘AAA’’ national ratings denote the highest rating assigned in its national rating scale for that country. This rating is assigned to the ‘‘best’’ credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.
"AA(xxx)"	‘‘AA’’ national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country’s highest rated issuers or issues.
"A(xxx)"	‘‘A’’ national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.
"BBB(xxx)"	‘‘BBB’’ national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment of these financial commitments than for financial commitments denoted by a higher rated category.
"BB(xxx)"	‘‘BB’’ national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.
"B(xxx)"	‘‘B’’ national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment.
"CCC(xxx)," "CC(xxx)," "C(xxx)"	These categories of national ratings denote an extremely weak credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.
"DDD(xxx)," "DD(xxx)," "D(xxx)"	These categories of national ratings are assigned to entities or financial commitments which are currently in default.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

"F1"	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added ‘‘+’’ to denote any exceptionally strong credit feature.
"F2"	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
"F3"	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.
"B"	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.
"C"	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
"RD"	Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.
"D"	Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to International Long-Term and Short-Term ratings:

The modifiers ‘‘+’’ or ‘‘–’’ may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘‘AAA’’ Long-term rating category, to categories below ‘‘CCC’’, or to Short-term ratings other than ‘‘F1’’. (The +/− modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch:     Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as ‘‘Positive’’, indicating a potential upgrade, ‘‘Negative’’, for a potential downgrade, or ‘‘Evolving’’, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook:     An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘‘stable’’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term ‘‘put’’ or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only

Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only

Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return

Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘‘PIF’’	Paid-in -Full; denotes a security that is paid-in-full, matured, called, or refinanced.
‘‘NR’’	indicates that Fitch Ratings does not rate the issuer or issue in question.
‘‘Withdrawn’’:	A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

NATIONAL SHORT-TERM CREDIT RATINGS

National Ratings are an assessment of credit quality relative to the rating of the ‘‘best’’ credit risk in a country. This ‘‘best’’ risk will normally, although not always, be assigned to all financial commitments issued or guaranteed by the sovereign state.

A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, in the table below.

"F1(xxx)"	Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the ‘‘best’’ credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a ‘‘+’’ is added to the assigned rating.
"F2(xxx)"	Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.
"F3(xxx)"	Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.
"B(xxx)"	Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.
"C(xxx)"	Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
"D(xxx)"	Indicates actual or imminent payment default.

Note to National Short-Term ratings:

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our National Short-Term Ratings definitions for F1+(xxx), F1(xxx), F2(xxx) and F3(xxx) may be substituted by those regulatory scales, e.g. A1+, A1, A2 and A3.

APPENDIX B

GENERAL CHARACTERISTICS AND RISKS OF STRATEGIC TRANSACTIONS

In order to manage the risk of its securities portfolio, or to enhance income or gain as described in the prospectus, the Trust will engage in Strategic Transactions. The Trust will engage in such activities in the Advisor’s or Sub-Advisor's discretion, and may not necessarily be engaging in such activities when movements in interest rates that could affect the value of the assets of the Trust occur. The Trust’s ability to pursue certain of these strategies may be limited by applicable regulations of the CFTC. Certain Strategic Transactions may give rise to taxable income.

Put and Call Options on Securities and Indices

The Trust may purchase and sell put and call options on securities and indices. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The Trust may also purchase and sell options on securities indices ("index options’’). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the securities index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The purchase of a put option on a security could protect the Trust’s holdings in a security or a number of securities against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior to a fixed date. The purchase of a call option on a security could protect the Trust against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Trust will experience a loss in the amount of the option premium plus any related commissions. When the Trust sells put and call options, it receives a premium as the seller of the option. The premium that the Trust receives for selling the option will serve as a partial offset, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a secured put seller retains the risk of loss should the market value of the underlying security decline below the exercise price of the option, less the premium received on the sale of the option. The Trust is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC Options’’) which are privately negotiated with the counterparty. Listed options are issued by the Options Clearing Corporation ("OCC’’) which guarantees the performance of the obligations of the parties to such options.

The Trust’s ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Trust. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Trust and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty

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fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Trust would lose the premium paid for the option as well as any anticipated benefit of the transaction.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the option markets.

Futures Contracts and Related Options

Characteristics. The Trust may sell financial futures contracts or purchase put and call options on such futures as an offset against anticipated market movements. The sale of a futures contract creates an obligation by the Trust, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Margin Requirements. At the time a futures contract is purchased or sold, the Trust must allocate cash or securities as a deposit payment ("initial margin’’). It is expected that the initial margin that the Trust will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Trust may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in case of "variation margin’’ may be required, a process known as "marking to the market.’’ Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

Limitations on Use of Futures and Options on Futures. The Trust’s use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. The Trust currently may enter into such transactions without limit for bona fide strategic purposes, including risk management and duration management and other portfolio strategies. The Trust may also engage in transactions in futures contracts or related options for non-strategic purposes to enhance income or gain provided that the Trust will not enter into a futures contract or related option (except for closing transactions) for purposes other than bona fide strategic purposes, or risk management including duration management if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of the Trust’s liquidation value, i.e., net assets (taken at current value); provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The above policies are non-fundamental and may be changed by the Trust’s board of trustees at any time. Also, when required, an account of cash equivalents designated on the books and records will be maintained and marked to market on a daily basis in an amount equal to the market value of the contract.

Segregation and Cover Requirements. Futures contracts, interest rate swaps, caps, floors and collars, short sales, reverse repurchase agreements and dollar rolls, and listed or OTC options on securities, indices and futures contracts sold by the Trust are generally subject to earmarking and coverage requirements of either the CFTC or the SEC, with the result that, if the Trust does not hold the security or futures contract underlying the instrument, the Trust will be required to designate on its books and records an ongoing basis, cash, U.S. government securities, or other liquid high grade debt obligations in an amount at least equal to the Trust’s obligations with respect to such instruments.

Such amounts fluctuate as the obligations increase or decrease. The earmarking requirement can result in the Trust maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

Strategic Transactions Present Certain Risks.    With respect to Strategic Transactions and risk management, the variable degree of correlation between price movements of strategic instruments and

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price movements in the position being offset create the possibility that losses using the strategy may be greater than gains in the value of the Trust’s position. The same is true for such instruments entered into for income or gain. In addition, certain instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Trust may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments predominantly for Strategic Transactions should tend to minimize the risk of loss due to a decline in the value of the position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Trust to successfully utilize Strategic Transactions will depend on the Advisor’s and the Sub-Advisor's ability to predict pertinent market movements and sufficient correlations, which cannot be assured. Finally, the daily deposit requirements in futures contracts that the Trust has sold create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to the use of Strategic Transactions will reduce net asset value.

Regulatory Considerations.    The Trust has claimed an exclusion from the term ‘‘commodity pool operator’’ under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

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APPENDIX C

PROXY VOTING POLICY

For

BlackRock Advisors, Inc.
and Its Affiliated Registered Investment Advisers

Introduction

This Proxy Voting Policy (‘‘Policy’’) for BlackRock Advisors, Inc. and its affiliated registered investment advisers ("BlackRock’’) reflects our duty as a fiduciary under the Investment Advisers Act of 1940 (the "Advisers Act’’) to vote proxies in the best interests of our clients. In addition, the Department of Labor views the fiduciary act of managing ERISA plan assets to include the voting of proxies. Proxy voting decisions must be made solely in the best interests of the pension plan’s participants and beneficiaries. The Department of Labor has interpreted this requirement as prohibiting a fiduciary from subordinating the retirement income interests of participants and beneficiaries to unrelated objectives. The guidelines in this Policy have been formulated in a manner designed to ensure decision-making consistent with these fiduciary responsibilities.

Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supercede the specific guidelines in this Policy for that client. BlackRock will disclose to our advisory clients information about this Policy as well as disclose to our clients how they may obtain information on how we voted their proxies. Additionally, BlackRock will maintain proxy voting records for our advisory clients consistent with the Advisers Act. For those of our clients that are registered investment companies, BlackRock will disclose this Policy to the shareholders of such funds and make filings with the Securities and Exchange Commission and make available to fund shareholders the specific proxy votes that we cast in shareholder meetings of issuers of portfolio securities in accordance with the rules and regulations under the Investment Company Act of 1940.

Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs, which may reduce or eliminate the amount of shares eligible for voting by BlackRock in accordance with this Policy if such shares are out on loan and cannot be recalled in time for the vote.

Implicit in the initial decision to retain or invest in the security of a corporation is acceptance of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy proposals that would change the existing status of a corporation will be supported only when we conclude that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, we will assess management on an ongoing basis both in terms of its business capability and its dedication to shareholders to seek to ensure that our continued confidence remains warranted. If we determine that management is acting on its own behalf instead of for the well being of the corporation, we will vote to support shareholder proposals, unless we determine other mitigating circumstances are present.

Additionally, situations may arise that involve an actual or perceived conflict of interest. For example, we may manage assets of a pension plan of a company whose management is soliciting proxies, or a BlackRock employee involved with managing an account may have a close relative who serves as a director or executive of a company that is soliciting proxies regarding securities held in such account. In all cases, we seek to vote proxies based on our clients’ best interests.

This Policy and its attendant recommendations attempt to generalize a complex subject. It should be clearly understood that specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. In such instances, we will consider the facts we believe are relevant, and if we vote contrary to these guidelines we will record the reasons for this contrary vote.

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Section I of the Policy describes proxy proposals that may be characterized as routine and lists examples of the types of proposals we would typically support. Section II of the Policy describes various types of non-routine proposals and provides general voting guidelines. These non-routine proposals are categorized as those involving:

A.	Social Issues,

B.	Financial/Corporate Issues, and

C.	Shareholder Rights.

Finally, Section III of the Policy describes the procedures we follow in casting votes pursuant to these guidelines.

SECTION I

ROUTINE MATTERS

Routine proxy proposals, amendments, or resolutions are typically proposed by management and meet the following criteria:

1.	They do not measurably change the structure, management control, or operation of the corporation.

2.	They are consistent with industry standards as well as the corporate laws of the state of incorporation.

Voting Recommendation

BlackRock will normally support the following routine proposals:

1.	To increase authorized common shares.

2.	To increase authorized preferred shares as long as there are not disproportionate voting rights per preferred share.

3.	To elect or re-elect directors, except as noted below.

4.	To appoint or elect auditors.

5.	To approve indemnification of directors and limitation of directors’ liability.

6.	To establish compensation levels.

7.	To establish employee stock purchase or ownership plans.

8.	To set time and location of annual meeting.

BlackRock will withhold its vote for a nominee to the board if he or she failed to attend at least 75% of the board meetings in the previous year without a valid reason. In addition, BlackRock will withhold its vote for all nominees standing for election to a board if (1) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has repriced underwater options; or (2) within the last year, shareholders approved by majority vote a resolution recommending that the board rescind a ‘‘poison pill’’ and the board has failed to take responsive action to that resolution. Responsive action would include the rescission of the ‘‘poison pill’’ (without a broad reservation to reinstate the ‘‘poison pill’’ in the event of a hostile tender offer), or public assurances that the terms of the ‘‘poison pill’’ would be put to a binding shareholder vote within the next five to seven years.

BlackRock evaluates a contested election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

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SECTION II
NON-ROUTINE PROPOSALS

A.    Social Issues

Proposals in this category involve issues of social conscience. They are typically proposed by shareholders who believe that the corporation’s internally adopted policies are ill-advised or misguided.

Voting Recommendation

If we have determined that management is generally socially responsible, we will generally vote against the following shareholder proposals:

1.	To enforce restrictive energy policies.

2.	To place arbitrary restrictions on military contracting.

3.	To bar or place arbitrary restrictions on trade with other countries.

4.	To restrict the marketing of controversial products.

5.	To limit corporate political activities.

6.	To bar or restrict charitable contributions.

7.	To enforce a general policy regarding human rights based on arbitrary parameters.

8.	To enforce a general policy regarding employment practices based on arbitrary parameters.

9.	To enforce a general policy regarding animal rights based on arbitrary parameters.

10.	To place arbitrary restrictions on environmental practices.

B.    Financial/Corporate Issues

Proposals in this category are usually offered by management and seek to change a corporation’s legal, business or financial structure.

Voting Recommendation

We will generally vote in favor of the following management proposals provided the position of current shareholders is preserved or enhanced:

1.	To change the state of incorporation.

2.	To approve mergers, acquisitions or dissolution.

3.	To institute indenture changes.

4.	To change capitalization.

C.    Shareholder Rights

Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power.

We typically would oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time, we believe stability and continuity promote profitability. The guidelines in this area seek to find a middle road, and they are no more than guidelines. Individual proposals may have to be carefully assessed in the context of their particular circumstances.

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Voting Recommendation

We will generally vote for the following management proposals:

1.	To require majority approval of shareholders in acquisitions of a controlling share in the corporation.

2.	To institute staggered board of directors.

3.	To require shareholder approval of not more than 66 2/3% for a proposed amendment to the corporation’s by-laws.

4.	To eliminate cumulative voting.

5.	To adopt anti-greenmail charter or by-law amendments or to otherwise restrict a company’s ability to make greenmail payments.

6.	To create a dividend reinvestment program.

7.	To eliminate preemptive rights.

8.	To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action (commonly known as a ‘‘poison pill’’).

9.	To adopt or continue a stock option or restricted stock plan if all such plans for a particular company do not involve excessive dilution.

We will generally vote against the following management proposals:

1.	To require greater than 66 2/3% shareholder approval for a proposed amendment to the corporation’s by-laws (‘‘super-majority provisions’’).

2.	To require that an arbitrary fair price be offered to all shareholders that is derived from a fixed formula (‘‘fair price amendments’’).

3.	To authorize a new class of common stock or preferred stock which may have more votes per share than the existing common stock.

4.	To prohibit replacement of existing members of the board of directors.

5.	To eliminate shareholder action by written consent without a shareholder meeting.

6.	To allow only the board of directors to call a shareholder meeting or to propose amendments to the articles of incorporation.

7.	To implement any other action or procedure designed primarily to discourage a takeover or other similar action (commonly known as a ‘‘poison pill’’).

8.	To limit the ability of shareholders to nominate directors.

9.	To adopt or continue a stock option or restricted stock plan if plan contributes to excessive dilution.

We will generally vote for the following shareholder proposals:

1.	To rescind share purchases rights or require that they be submitted for shareholder approval, but only if the vote required for approval is not more than 66 2/3%.

2.	To opt out of state anti-takeover laws deemed to be detrimental to the shareholder.

3.	To change the state of incorporation for companies operating under the umbrella of anti-shareholder state corporation laws if another state is chosen with favorable laws in this and other areas.

4.	To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action.

5.	To permit shareholders to participate in formulating management’s proxy and the opportunity to discuss and evaluate management’s director nominees, and/or to nominate shareholder nominees to the board.

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6.	To require that the board’s audit, compensation, and/or nominating committees be comprised exclusively of independent directors.

7.	To adopt anti-greenmail charter or by-law amendments or otherwise restrict a company’s ability to make greenmail payments.

8.	To create a dividend reinvestment program.

9.	To recommend that votes to ‘‘abstain’’ not be considered votes "cast’’ at an annual meeting or special meeting, unless required by state law.

10.	To require that ‘‘golden parachutes’’ be submitted for shareholder ratification.

11.	To rescind a stock option or restricted stock plan if the plan contributes to excessive dilution.

We will generally vote against the following shareholder proposals:

1.	To restore preemptive rights.

2.	To restore cumulative voting.

3.	To require annual election of directors or to specify tenure.

4.	To eliminate a staggered board of directors.

5.	To require confidential voting.

6.	To require directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

7.	To dock director pay for failing to attend board meetings.

8.	To rescind a stock option or restricted stock plan if the plan does not contribute to excessive dilution.

9.	To prohibit the provision of any non-audit services by a company’s auditors to the company.

SECTION III
VOTING PROCESS

BlackRock has engaged an independent third-party service provider to assist us in the voting of proxies. These guidelines have been provided to this service provider, who then analyzes all proxy solicitations we receive for our clients and makes recommendations to us as to how, based upon our guidelines, the relevant votes should be cast. These recommendations are set out in a report that is provided to the relevant BlackRock Portfolio Management Group team, who must approve the proxy vote in writing and return such written approval to the BlackRock Operations Group (e-mail is deemed to be a writing). If any authorized member of a Portfolio Management Group team desires to vote in a manner that differs from the third-party service provider recommendation, the reason for such differing vote shall be noted in the written approval form sent to the BlackRock Operations Group. The head of each relevant BlackRock Portfolio Management Group team is responsible for making sure that proxies are voted in a timely manner. The BlackRock Equity Investment Policy Oversight Committee (or similar or successor committee, the "EIPOC") receives regular reports of votes cast that differ from recommendations made by the third-party service provider and votes cast that may have involved a material conflict of interest. The EIPOC also review these guidelines from time to time to determine their continued appropriateness and whether any changes to the guidelines or the proxy voting process should be made.

Votes may involve a conflict of interest if (i) the vote is proposed to be cast in a manner that differs from the third-party service provider recommendation and (ii) the subject matter of the proxy involves a party that has a material relationship with BlackRock, or the issuer of the proxy has such a relationship, such as where the issuer soliciting the vote is a BlackRock client. The BlackRock Operations Group identifies potential conflicts of interest and then refers any potential conflict to BlackRock’s Legal and Compliance Department for review prior to a vote being cast.

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With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.

With respect to voting proxies of non-U.S. companies, a number of logistical problems may arise that may have a detrimental effect on BlackRock’s ability to vote such proxies in the best interests of our clients. These problems include, but are not limited to, (i) untimely and/or inadequate notice of shareholder meetings, (ii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes, (iii) requirements to vote proxies in person, if not practicable, (iv) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting, and (v) impracticable or inappropriate requirements to provide local agents with power of attorney to facilitate the voting instructions. Accordingly, BlackRock may determine not to vote proxies if it believes that the restrictions or other detriments associated with such vote outweigh the benefits that will be derived by voting on the company's proposal.

*****

Any questions regarding this Policy may be directed to the General Counsel of BlackRock.

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PART C

OTHER INFORMATION

Item 25.   Financial Statements and Exhibits

(1)	Financial Statements

Part A—None.

Part B—Statement of Assets and Liabilities.

(2)	Exhibits

(a)	Amended and Restated Agreement and Declaration of Trust.(1)

(b)	By-Laws.(1)

(c)	Inapplicable.

(d)	Form of Specimen Certificate.(2)

(e)	Form of Dividend Reinvestment Plan.(2)

(f)	Inapplicable.

(g)(1)	Investment Management Agreement.(2)

(g)(2)	Sub-Investment Advisory Agreement.(2)

(h)	Form of Purchase Agreement.(2)

(i)	Form of the BlackRock Closed-End Trusts Amended and Restated

Deferred Compensation Plan.(2)

(j)(1)	Form of Custody Agreement.(2)

(j)(2)	(2)

(k)(1)	Form of Stock Transfer Agency Agreement.(2)

(k)(2)	Form of NYSE Listing Agreement.(2)

(l)	Opinion and Consent of Counsel to the Trust.(2)

(m)	Inapplicable.

(n)	Independent Registered Public Accounting Firm Consent.(2)

(o)	Inapplicable.

(p)	Subscription Agreement.(2)

(q)	Inapplicable.

(r)(1)	Code of Ethics of Trust.(2)

(r)(2)	Code of Ethics of the Advisor.(2)

(s)	Power of Attorney.(3)

(1)	Previously filed.

(2)	To be filed by amendment.

(3)	Filed herewith.

Item 26.   Marketing Arrangements

Reference is made to the Form of Purchase Agreement for the Registrant's shares of beneficial interest to be filed by amendment to this registration statement.

Item 27.   Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

Registration fees	$29,425
NYSE listing fee	$30,000
Printing (other than certificates)	$465,000
Engraving and printing certificates	$14,407
Accounting fees and expenses related to the offering	$15,000
Legal fees and expenses related to the offering	$262,000
NASD fee	$75,000
Miscellaneous (i.e. travel) related to the offering	$250,000
Total	$1,140,832

Item 28.   Persons Controlled by or Under Common Control with the Registrant

None.

Item 29.   Number of Holders of Shares

As of December 27, 2005.

Title of class	Number of Record holders
Shares of Beneficial Interest ($.001 par value per share)	0

Item 30.   Indemnification

Article V of the Registrant's Amended and Restated Agreement and Declaration of Trust provides as follows:

5.1 No Personal Liability of Shareholders, Trustees, etc.    No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

5.2 Mandatory Indemnification (a) The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an ‘‘indemnitee’’) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as ‘‘disabling conduct’’). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

(b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither ‘‘interested persons’’ of the Trust (as defined in Section 2(a)(19) of the Investment Company Act) nor parties to the proceeding (‘‘Disinterested Non-Party Trustees’’), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(d) The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of stockholders or Trustees who are ‘‘disinterested persons’’ (as defined in Section 2(a)(19) of the Investment Company Act) or any other right to which he or she may be lawfully entitled.

(e) Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

5.3 No Bond Required of Trustees.    No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

5.4 No Duty of Investigation; Notice in Trust Instruments, etc.    No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the Investment Company Act.

5.5 Reliance on Experts, etc.    Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust's officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

Insofar as indemnification for liabilities arising under the Act, may be terminated to Trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue. Reference is made to Article 6 of the purchase agreement attached as Exhibit (h), which is incorporated herein by reference.

Item 31.   Business and Other Connections of Investment Advisor

Not Applicable

Item 32.   Location of Accounts and Records

The Registrant’s accounts, books and other documents are currently located at the offices of the Registrant, c/o BlackRock Advisors, Inc., 100 Bellevue Parkway, Wilmington, Delaware 19809 and at the offices of the Registrant’s Sub-Advisor, Custodian and Transfer Agent.

Item 33.   Management Services

Not Applicable

Item 34.   Undertakings

(1) The Registrant hereby undertakes to suspend the offering of its units until it amends its prospectus if (a) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2) Not applicable

(3) Not applicable

(4) Not applicable

(5) (a) For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497 (h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

(b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 28th day of December 2005.

* Robert S. Kapito President and Chief Executive Officer

Name	Title

*	Trustee, President and Chief Executive Officer

Robert S. Kapito

*	Treasurer and Principal Financial Officer

Henry Gabbay

*	Trustee

Andrew F. Brimmer

*	Trustee

Richard E. Cavanagh

*	Trustee

Kent Dixon

Trustee

Frank J. Fabozzi

*	Trustee

Kathleen F. Feldstein

*	Trustee

R. Glenn Hubbard

*	Trustee

James Clayburn L Force, Jr.

*	Trustee

Walter F. Mondale

*	Trustee

Ralph L. Schlosstein

*By: /s/ ANNE F. ACKERLEY	Attorney-in-fact

Anne F. Ackerley

INDEX TO EXHIBITS

Ex. 99.s	Power of Attorney